Retirement Annuity Mutual Funds
Managed by IDSLife Insurance Company

Funds with separate goals and objectives to provide investment flexibility with no initial sales charge.

The Retirement Annuity Mutual Funds provide several alternatives to consider for investment through your annuity contracts.

Contents
From the president                           3

Capital Resource Fund
From the portfolio manager                   4
Ten largest holdings                         5

Special Income Fund
From the portfolio manager                   6
Ten largest holdings                         7

Managed Fund
From the portfolio manager                   8
Ten largest holdings                         9

Moneyshare Fund
From the portfolio manager                  10

International Equity Fund
From the portfolio manager                  11
Ten largest holdings                        12

Aggressive Growth Fund
From the portfolio manager                  13
Ten largest holdings                        14

Global Yield Fund
From the portfolio manager                  15
Ten largest holdings                        16

Growth Dimensions Fund
From the portfolio manager                  17
Ten largest holdings                        18

Income Advantage Fund
From the portfolio manager                  19
Ten largest holdings                        20

All Funds
Financial statements                        21
Notes to financial statements               32
Investments in securities                   50

      To our contract owners
      From the president

      The stock and bond markets advanced for the majority of the past six months. As a result, the IDS Life Retirement Annuity Mutual Funds that invest primarily in U.S. securities experienced positive results for that period - September 1996 through February 1997.

      While the stock and bond markets can be volatile on a short-term basis, they historically have provided attractive returns over the long term. A focus on long-term financial objectives and a balanced investment program are good guidelines for investing in today's economic environment.

      The IDS Life Retirement Annuity Mutual Funds allow you to take advantage of long-term opportunities through a variety of investment avenues. Your American Express financial advisor can tell you about the role each fund can play in meeting your long-term financial objectives. One of the funds, Capital Resource, has a new manager. Joe Barsky, who assumed that role last January, describes significant changes to the Fund's investment style in his report on page 4.

      Your advisor also can help make sure your investment and protection strategies continue to fit your financial situation. As your objectives and time horizons change, talk to your advisor about the broad range of American Express products and services designed to help you meet a variety of investment and protection needs.

      William R. Pearce

      (picture of )William R. Pearce
      President of the Funds

      Capital Resource Fund
      From the portfolio manager

      Capital Resource Fund produced positive results during the first half of the fiscal year, as the stock market continued to enjoy relatively smooth sailing. For the period -- September 1996 through February 1997 -- the Fund's return was 9.43%. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, or the annuity contract.)

      Buoyed by low long-term interest rates and ongoing reports of moderate economic growth, tame inflation and good corporate profits, the stock market started moving higher almost in tandem with the beginning of the fiscal year. Aside from a few, relatively brief retreats, the rally continued through February.

      As has been true in recent years, stocks of large companies ("large-caps") generally performed far better than stocks of small companies ("small-caps"). While the Fund clearly participated in the rally, its emphasis on small-cap stocks continued to temper its performance during the period.

      Beyond that, the Fund has also had a value-stock focus in recent years, which has been a disadvantage in an investment environment that has mainly favored growth stocks. Moreover, the Fund held sizable positions in a few stocks that proved to be either weak or negative performers.

      Since I became manager of the Fund last January, I have substantially restructured its investments. This has consisted of selling the small-cap holdings in favor of larger-capitalization issues, reducing the number of stocks in the portfolio, concentrating on stocks of companies with greater earnings growth, and eliminating the major holdings that had been a drag on performance. While the portfolio remains well-diversified by industry group, this restructuring has left it with substantial exposure to three groups that I believe have especially bright, long-term growth prospects: financial services, technology and health care.

      Looking to the rest of 1997, I think the trend of the stock market will largely depend on whether the Federal Reserve raises short-term interest rates and, if it does, by how much. No change in rates would be a positive factor, while a rate increase almost surely would be negative. What I think is more important, though, is that the longer-term outlook for stocks appears quite favorable, thanks in large part to the substantial support the market is likely to continue to receive from baby-boomers investing for retirement. In the meantime, I look forward to reporting on the Fund's progress in the annual report you'll receive after the fiscal year concludes in August.

      Joseph M. Barsky

      (picture of) Joseph M. Barsky
      Portfolio manager

      Capital Resource Fund
                                  (of Fund's net assets)   (as of Feb. 28, 1997)

       State Street Boston                         2.37%           $104,487,500
          Investment   processing   services  for  financial   institutions  and
          corporate and government clients.

       General Electric                            1.65              72,825,213
          A diversified  company with interests in  manufacturing,  broadcasting
          (NBC) services and technology.

       Intel                                       1.61              70,937,500
          The world's number one semiconductor manufacturer. Intel produces microcomputer components, modules and systems.

       Royal Dutch Petroleum                       1.57              69,200,000
          Royal Dutch Petroleum Co., which includes Royal Dutch (the Dutch version) and Shell Transport (the English version), is a major oil company.

       Westinghouse Electric                       1.56              69,000,000
          A diversified, global company which engages in a wide variety of businessses through its Westinghouse/CBS Group and its Industries & Technology Group.

       Microsoft                                   1.54              68,250,000
          This company develops, manufactures, licenses, sells, and supports a wide range of software products.

       Guidant                                     1.52              67,000,000

          Designs, develops, manufactures and markets a broad range of products for us in vascular intervention, primarily the treatment of coronary artery disease, cardiac rhythm management and other forms of minimall invasive surgery.

       General Signal                              1.48              65,437,500

          The largest cable system operator, with over 10 million subscribers in the United States. Approximately 70% of its business is regulated.

        ACE                                        1.47              65,000,000

          Largest provider of Directors and Officers insurance and one of the leading providers of excess liability insurance in the world.

       Carnival Cl A                                1.44             63,450,000

The ten holdings listed here make up 16.21% of the Fund's net assets

      Special Income Fund
      From the portfolio manager

      Led by investments in foreign markets and high-yield U.S. corporate bonds, Special Income Fund enjoyed a productive first half of the fiscal year. For the period -- September 1996 through February 1997 -- the Fund's total return was 7.45%. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, or the annuity contract.)

      Thanks to reports of moderate economic growth and benign inflation, the mood of the U.S. bond market began improving about when the period began last September. Investors' confidence increased through the fall, driving long-term interest rates lower and bond prices higher. The rally stalled out over the winter, though, and ultimately turned into a retreat, as concern about a strengthening economy leading to higher inflation spawned a rising-rate trend that took a toll on the market.

      In that environment, the best-performing U.S.
      fixed-income investments proved to be high-yield bonds, which tend to thrive during periods of economic growth and well-behaved inflation. As has been true for some time, I kept between 15% and 20% of assets invested in such securities, which not only provided a substantial yield but some price appreciation as well. Complementing those holdings were investments in so-called "emerging" foreign markets such as Russia, Mexico, Venezuela and Argentina. They comprised between 10% and 15% of assets and were among the best-performing sectors of the worldwide bond market.

      On the investment-grade side of the portfolio (high-yield and emerging market bonds are considered to be below investment grade, or lower quality), I kept the assets diversified among high-grade U.S. corporate bonds, mortgage-backed bonds and U.S. Treasury bonds. Investments in those high-quality sectors, which comprised about 70% of assets, provided positive results, though less impressive than those of the emerging market and high-yield U.S. corporate bonds described previously.

      For the rest of the fiscal year, I think it's likely that the Federal Reserve will raise short-term interest rates higher to keep inflation in check. If so, long-term interest rates will probably follow suit, presenting a hurdle to the U.S. bond market. Given that outlook, I have assumed a more defensive posture vis-a-vis the market.

      Steven C. Merrell


      (picture of) Steven C. Merrell
      Portfolio manager

      Special Income Fund

                                  (of Fund's net assets)   (as of Feb. 28, 1997)

       United Mexican States                       1.24%            $24,064,950
       11.50% 2026

       Govt of Venezuela                           1.15              22,295,000
       6.625% 2007

       Hydro Quebec                                1.13              21,898,600
       8.50% 2029

       General Motors Acceptance                   1.05              20,295,200
       7.85% 1997

       United Kingdom Treasury                      .83              16,188,698
       8.00% 2003

       Cityscape Financial                          .77              15,000,000
       11.00% 1998

       Govt of Canada                               .76              14,728,651
       7.64% 2001

       Wal-Mart Stores                              .76              14,642,588
       7.00% 2006

       Univision Network                            .69              13,454,650
       7.00% Sub Nts 2002

       Morgan (JP)                                  .69              13,383,920
       4.00% Sr Sub Nts Series A 2012

      Excludes U.S. Treasury and government agency holdings.


The ten holdings listed here make up 9.07% of the Fund's net assets

      Managed Fund
      From the portfolio managers

      Supported by an overall strong stock market and a rally in the bond market last fall, Managed Fund's total return was 15.88% during the first half of the fiscal year -- September 1996 through February 1997. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, or the annuity contract.)

      The beginning of the period coincided with the outset of the stock market's latest advance. Thanks to an unthreatening inflation rate, decent economic growth, generally solid corporate profits and relatively low long-term interest rates, stocks gained ground throughout most of the past six months, ultimately breaking through 7,000 on the Dow Jones Industrial Average in mid-February.

      This portfolio was
      well-prepared for the rally, with about 65%-70% of the portfolio's assets invested in stocks. During the previous summer, we repositioned the stock holdings with an emphasis on companies with above-average earnings growth in the following sectors: technology, financial services, health care and consumer products. To the portfolio's benefit, these sectors were among the best performers over the past six months. In addition, we reduced the number of stock holdings from 125 to about 90, which we believe provides ample diversification while allowing the potential for the Fund to benefit from more concentrated investments in fewer stocks.

      The bond market as a whole was less consistent than stocks during the period, as it advanced smartly during the fall but then gave back much of the gain over the winter. The up-and-down pattern followed investors' outlooks for economic growth and inflation. Last fall, most were expecting weaker growth and low inflation --a view that flip-flopped a few months later. Given our expectation of a rather volatile market, we maintained an essentially "neutral" structure in the bond part of the portfolio. That strategy kept the value of our holdings from experiencing excessive changes. To help maintain the income level of the bond investments, we also added some higher-yielding securities.

      Looking to the rest of the fiscal year, while we aren't pessimistic, we do think investors should expect more modest returns than we've seen in recent years, especially from stocks. But no matter what the markets may bring, our current plan is to stay largely with the investment structure we've employed in recent months.

      Alfred Henderson

      Deborah L. Pederson

      (picture of) Alfred Henderson
      Portfolio manager

      (picture of) Deborah L. Pederson
      Portfolio manager

      Managed Fund

                                  (of Fund's net assets)   (as of Feb. 28, 1997)

       Intel                                       2.04%            $81,578,125

          As the world's number one semiconductor manufacturer, Intel produces microcomputer components, modules and systems.

       Compaq Computer                             1.75              69,740,000

          Manufacturer of high-performance laptop, portable and desktop personal computers.

       General Electric                            1.54              61,725,000

          A diversified  company with interests in  manufacturing,  broadcasting
          (NBC), services and technology.

       Crown Cork & Seal                           1.53              61,050,000

          A leading producer of packaging materials, including metal cans and plastic containers.

       UNUM                                         1.48             59,200,000
       $2.34 Cv Pfd

          Through  various   subsidiaries,   UNUM  provides  a  broad  range  of
          disability, health, life insurance and group pensions products.

       Green Tree Financial                         1.48             59,062,500

          A diversified financial services company that originates conditional sales contracts for manufactured homes, home improvements, consumer products and equipment financing, and provides commercial financing to manufacturers and dealers.

       Boston Scientific                            1.41             56,312,500

          Developer, manufacturer and marketer of medical devices. The company's products are used in a broad range of medical specialties, including cardiology, vascular surgery, urology, gastroenterology and radiology.

       Travelers                                     1.37            54,965,625

          Among the world's largest multi-line financial services companies, focusing on insurance, managed health care and investments.

       Philip Morris                                 1.28            51,347,500

          The  largest  cigarette  company  that has become  the second  largest
          packaged-food   company  in  the  world  as  a  result  of  the  Kraft
          acquisition.

       Merck                                         1.21            48,300,000

          One of the world's largest drug manufacturers.

          Excludes U.S. Treasury and government agency holdings.

The ten holdings listed here make up 15.09% of the Fund's net assets

      Moneyshare Fund
      From the portfolio manager

      Moneyshare Fund's yield was little changed during the first half of its fiscal year -- September 1996 through February 1997 -- reflecting generally stable short-term interest rates over the period.

      For the seven-day period ended February 28, 1997, the Fund's compound annualized yield was 4.99%, and the simple annualized yield was 4.87%. In keeping with its objective, the Fund maintained a $1 per share price throughout the six months. (Although the Fund seeks to maintain a stable $1 per share price, there is no assurance that it will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. government.)

      With inflation remaining subdued and the economy showing no signs of either overheating or falling into recession, the Federal Reserve Board
      (Fed) elected to leave short-term interest unchanged during the past six months. (By way of background, the Fed adjusts short-term rates based on the condition of the economy and the inflation outlook. When the economy appears weak and inflation is low, the Fed usually lowers rates to stimulate economic growth. When the economy is strong, the Fed usually raises rates to reign in economic growth and thereby keep inflation in check.)

      Given that uneventful environment, I kept the average maturity of the securities in the portfolio in a neutral range -- between 35 and 45 days. At the end of February, the maturity level was approximately 49 days. (The longer the average maturity, the longer it takes the Fund's yield to respond to a change in interest rates.) As always, the entire portfolio remained invested in commercial paper, bank letters of credit and certificates of deposit.

      As for the rest of the fiscal year, I expect the moderate economic growth we've experienced in recent years to continue, accompanied by a modest increase in the inflation rate. Should that forecast prove to be accurate, I think the Fed probably will push short-term interest rates somewhat higher. In such a scenario, rates on the short-term securities the Fund invests in would rise as well and ultimately lead to a slightly higher yield.

      Terry Fettig

      (picture of) Terry Fettig
      Portfolio manager

      International Equity Fund
      From the portfolio manager

      Foreign stock markets continued their up-and-down performance during the first half of International Equity Fund's fiscal year -- September 1996 through February 1997. The positive outweighed the negatives, however, and the Fund's total return was 4.14% during the period. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, or the annuity contract.)

      The major foreign markets trailed the powerful advance of the U.S. stock market during the past six months. Japan, the Fund's largest area of investment, showed periodic signs of a comeback, but returns there were penalized by currency weakness, as the yen continued to lose value versus the U.S. dollar. As the period progressed, I scaled back the Fund's exposure to Japan from about 30% to about 19%. At this point, the Japanese market has a two-tier structure -- companies that are competitive on a worldwide basis and those that are not. Stocks in the former group have been the best performers of late, and that is where I am concentrating the Fund's Japanese investments.

      In the well-established markets of Europe, the United Kingdom provided positive results, thanks in part to a favorable currency situation -- the pound strengthening versus the dollar. The Fund's U.K. exposure was about 15% during the six months. In continental Europe, including France, Germany and Italy, each of which comprised about 6% of assets, stocks gained ground. But like Japan, returns were eroded by the dollar's rise in value versus the local currencies.

      Still, there were some notable exceptions to that trend, particularly the so-called "emerging" markets in Latin America, including Mexico and Brazil. While the Fund's investments there were not substantial, their generous returns enhanced Fund performance.

      Looking to the rest of the fiscal year, because of the U.S. stock market's remarkable rally in recent years, foreign stocks as a whole are relatively inexpensive. In addition, the U.S. economy may experience slower growth this year, while the trade deficit is likely to increase. Those factors, in combination with the possibility that the federal government may take measures to reign in the dollar, should help shift investors' attention -- and capital -- to foreign markets.

      Paul Hopkins

      (picture of) Paul Hopkins
      Portfolio manager

      International Equity Fund
                                  (of Fund's net assets)   (as of Feb. 28, 1997)

       Philips Electronics (Netherlands)           2.22%            $44,338,314
          Manufactures electronic products for industrial and consumer use.

       Glaxo Wellcome (United Kingdom)             2.07              41,396,495
          Engaged in the research, development, manufacture and distribution of pharmaceuticals, which are marketed primarily to wholesale drug distributors, hospitals, pharmacies and health maintenance organizations.

       Stet Risp (Italy)                           2.06              41,088,921

       Ente Nazionale Idrocarburi (Italy)          1.90              38,031,586

       HSBC Holdings (Hong Kong)                   1.87              37,410,953

       Malayan Banking (Malaysia)                  1.71              34,109,745
          Provides banking and financial services and is engaged in merchange banking, offshort banking, financing, leasing and hire purchase, nominee and trustee services, general and life insurance, factoring services, discounting and investment management.

       Novartis (Switzerland)                      1.62              32,333,777
          A  holding   company   that's   operations   are   structured   around
          pharmaceuticals, nutrition, seeds, agro and MBT (Maters Builders Technologies)

       NEC (Japan)                                 1.57              31,451,545
          Operates with a synergistic business concept of "C & C," the integration of computers and communications. These operations comprise three product categories: Communications Systems and Equipment, Computers and Industrial Electronic Systems, and Electron Devices.

       TDK (Japan)                                 1.51              30,141,756

          This company and its subsidiaries are engaged in the manufacturing of components for use in electronic equipment and machinery.

       Great Universal Stores (United Kingdom)     1.34              26,905,184

          Principal activities are catalogue home shopping and ancillary activities, Burberry products and retailing, overseas retailing, property investment, CCN information services, consumer and corporate finance.

The ten holdings listed here make up 17.87% of the Fund's net assets

      Aggressive Growth Fund
      From the portfolio manager

      The favorable environment for stocks continued during the past six months, enabling the Fund to record positive results. For the first half of the fiscal year -- September 1996 through February 1997 -- the Fund's return was 5.42%. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, or the annuity contract.)

      Shaking off the effects of a summer slump originally brought on by a rise in long-term interest rates, the stock market began moving forward again last fall. Buoyed by ongoing reports of modest economic growth, well-behaved inflation, healthy corporate profits and a subsequent decline in interest rates, stocks soon mounted a remarkable rally that, aside from a few relatively brief setbacks, continued through the end of the period in February.

      As has been the case in recent years, stocks of large companies generally performed better than those of smaller companies. Because Aggressive Growth's investment focus is on the latter group of stocks, this trend worked to the disadvantage of the Fund. Still, smaller stocks did participate in the rally, and the Fund produced a gain in each of the six months.

      I kept the Fund's investments well-diversified during the period, with stocks of technology, health care, energy and financial services companies comprising the areas of greatest emphasis. Although all groups contributed to the Fund's positive performance, thanks to rising oil prices, energy-related stocks were especially rewarding. To cushion the Fund against potential market volatility, I maintained a higher-than-normal level of cash reserves when the period began. As the period progressed and the market gathered positive momentum, however, I lowered that level by putting more money to work in stocks.

      As for the months ahead, my investment outlook might be called cautiously positive. While the investment fundamentals that have powered the stock market in recent years -- moderate economic growth, low inflation, good corporate profits and relatively low long-term interest rates -- remain essentially in place at this time (mid-February), I think stocks are likely to encounter a more trying environment before the year is out. Still, barring a major setback, sharp stock selection should ultimately prove rewarding.

      Martin G. Hurwitz

      (picture of)Martin G. Hurwitz
      Portfolio manager

      Aggressive Growth Fund
                                  (of Fund's net assets)   (as of Feb. 28, 1997)

       HBO & Co                                    2.43%            $51,862,500
          A health-care information service company that provides a variety of computer-based information systems and services to hospitals and their affiliates.

       Tyco Intl                                   1.46              31,152,000
          A  diverse,   New   England-based   producer   of   packaging,   cable
          manufacturing, fire extinguishing systems, alarms and controls, plus miscellaneous simple electronic parts.

       Cisco Systems                               1.37              29,203,125
          The leading designer and builder of devices that link personal computers in powerful networks. Cisco is a leader in the fast-growing business network market.

       Parametric Technology                       1.14              24,241,250
          A producer of software products for the automation of complex engineering tasks that are essential to the development of virtually all manufactured products.

       SunAmerica                                  1.00              21,286,000
          A diversified financial services company specializing in retirement savings and investment products and services.

       Dollar General                               .97              20,671,187
          Seeks profitable growth by providing value in consumable basic merchandise to low-, middle- and fixed-income families through a chain of small stores.

       Fruit of the Loom                            .95              20,233,125
          Company  is  a  vertically  integrated   international  basic  apparel
          company, emphasizing branded products for consumers ranging from infants to senior citizens.

       Miller (Herman)                              .92              19,725,000
          A leader in the design and development of furniture and furniture systems.

       Safeway                                      .89              19,057,500
          A food retailer, operating stores in the United States and Canada.

       Bank of Boston                               .85              18,090,000
          A multi-bank holding company that through its subsidiaries both nationally and internationally, provides a wide range of financial services to corporate and institutional customers, governments, individuals and other financial institutions.

The ten holdings listed here make up 11.98% of the Fund's net assets

      Global Yield Fund
      From the portfolio manager

      Despite the negative impact of generally weak foreign currencies, Global Yield Fund provided positive performance during the first half of the fiscal year -- September 1996 through February 1997. For the six months, the Fund's total return was 3.67%. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, or the annuity contact.)

      As is usually the case, the largest portion of the Fund's portfolio (up to 49% at one point) remained invested in U.S. government bonds. This proved to be highly beneficial last fall, as the U.S. bond market, supported by ongoing low inflation and declining long-term interest rates, rallied strongly from September through November. The resultant higher bond prices boosted the value of the Fund's holdings and, thus, investors' annuity value. The rally petered out, though, during the winter, as concerns about the possibility of increasing inflation drove interest rates up and bond values down. Still, all in all, it was a productive period for the U.S. market.

      Foreign markets were more of a mixed bag. While securities in some markets gained ground, returns to U.S. investors were reduced because of declines in the value of local currencies compared with the U.S. dollar. This was especially so in Germany and Japan, whose mark and yen, respectively, experienced large losses. I was able to mitigate the situation, however, by "hedging" those currencies -- an investment strategy that reduces the effect of currency fluctuations.

      Several "emerging" markets, however, not only performed well but their gains were unimpaired by currency translations because investments in securities issued in these markets are denominated in U.S. dollars. Included in this group are Mexico, Argentina, Brazil and Venezuela. While the Fund's exposure to those markets was relatively small compared to the major markets of the U.S. and Europe, their generous returns had a potent effect on the Fund's performance.

      Looking toward the rest of the fiscal year, I expect the dollar to level out against foreign currencies based on two factors: ongoing appreciation by the dollar would ultimately become a serious drag on U.S. exports, and the economies of Germany and Japan are improving, which should boost the value of local currencies. Therefore, I'm maintaining exposure to those markets, as well as smaller ones, and, of course, the U.S.

      Ray Goodner

      (picture of) Ray Goodner
      Portfolio manager

      Global Yield Fund
                                  (of Fund's net assets)   (as of Feb. 28, 1997)

       U.S. Treasury                              13.29%             $9,259,777
       7.50% 2001-16

       Federal Republic of Germany                 5.27               3,670,551
       7.50% 2004

       United Kingdom Treasury                     3.91               2,726,518
       8.00% 2003

       United Kingdom Treasury                     3.63               2,527,098
       7.75% 2006

       Govt of Italy                               3.42               2,382,458
       8.50% 2004

       United Mexican States                       3.29               2,291,900
       11.50% 2026

       Federal Republic of Germany                 3.20               2,228,017
       6.00% 2016

       Govt of Sweden                              3.05               2,125,005
       8.00% 2007

       Federal Natl Mtge Assn                       2.86               1,994,380
       7.50% 2025

       Govt of Canada                               2.57               1,791,216
       8.00% 2023

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

The ten holdings listed here make up 44.49% of the Fund's net assets

      Growth Dimensions Fund
      From the portfolio manager

      The Fund recorded total return of 15.69% during the first half of its fiscal year -- September 1996 through February 1997 -- as it capitalized on a favorable environment for stocks. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, or the annuity contract.)

      Shaking off a mid-summer slump, the stock market began moving higher almost in step with the start of the fiscal period. Supported by strong cash flows into stock mutual funds, reports of moderate inflation and largely healthy corporate profits, stocks put together four months of strong gains before faltering in the face of higher long-term interest rates last December. The market soon got back on its feet, however, and registered still another impressive advance in January and February.

      Characteristic of the market in recent years, stocks of large companies, or "large caps," generally fared better than their smaller counterparts during the past six months. Moreover, those with above-average earnings increases -- growth stocks -- were in particular favor with investors. For a large-cap growth fund such as this one, that proved to be an ideal combination.

      As has been the case for some time, stocks in the technology, telecommunications, health care and financial/business services sectors -- where I continue to find most of corporate America's greatest earnings growth -- comprised the bulk of the Fund's portfolio. Looking at individual stocks, several of the largest holdings were stellar performers, including Intel, Cisco Systems, General Electric and Citicorp. Aside from a few refinements, the basic structure of the portfolio was virtually unchanged during the past six months.

      The same could be said of
      the investment environment. As I prepare this report in mid-March, inflation remains well-behaved, the economy continues to grow, companies continue to report decent profits, long-term interest rates have yet to reach a threateningly high level and investors continue to pour money into the stock market. All of these factors work in stocks' favor.

      Still, after two straight years of substantial advances, it's difficult to imagine that the stock market will always have the wind at its back in 1997. If not, investors may well have to settle for less-generous results in the near term. In any event, I am sticking with the investment themes that have been successful for the Fund in recent years, as I continue to expect them to prove rewarding over the long run.

      Gordon Fines

      (picture of) Gordon Fines
      Portfolio manager

      Growth Dimensions Fund

                                  (of Fund's net assets)   (as of Feb. 28, 1997)

       Intel                                       3.74%            $27,069,750
          The world's number one semiconductor manufacturer, Intel produces microcomputer components, modules and systems.

       General Electric                            3.44              24,864,888
          A diversified  company with interests in  manufacturing,  broadcasting
          (NBC), services and technology.

       Citicorp                                    3.28              23,758,625
          The parent of Citibank, the largest bank in the U.S., it has a substantial worldwide corporate and retail banking presence.

       Cisco Systems                               2.86              20,731,437
          A leader in the "router" segment of the networks industry. Cisco routers allow interconnection of PC's, minicomputers and mainframe to local and global networks.

       Pfizer                                      2.58              18,645,687
          A leading producer of pharmaceutical, hospital products, animal health items, non-prescription medications and specialty chemicals.

       Monsanto                                    2.24              16,194,150
          This company and its subsidiaries manufacture and sell a diverse line of agricultural products; chemical products, including plastics and manufactured fibers; pharmaceuticals; and food products, including low-calorie sweeteners.

      Norwest                                      2.11              15,253,350
          As  a  diversified  financial  services  organization,   this  company
          operates through subsidiaries engaged in banking and in related businesses.

       Microsoft                                   2.06              14,878,500
          Microsoft has a leading franchise in microcomputer operating systems, DOS, Windows and Windows NT.

       Boeing                                      2.01              14,560,425
          The largest producer of commercial aircraft in the free world with over 50% of the market.

       Johnson & Johnson                           1.92              13,922,200
          A major producer of health care products, including consumer products, medical and dental devices and products, and a wide variety of ethical and over-the-counter drugs.

The ten holdings listed here make up 26.24% of the Fund's net assets

      Income Advantage Fund
      From the portfolio manager

      Income Advantage Fund posted a solid gain during the first half of the fiscal year, as high-yield bonds continued to perform well. For the six months -- September 1996 through February 1997 -- the Fund's total return was 8.60%. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, or the annuity contract.)

      Supported by reports of moderate economic growth and ongoing low inflation, which in turn eased concerns that the Federal Reserve would raise short-term interest rates, the bond market staged a strong rally that lasted into December of last year. In early 1997, though, data indicating a more vigorous economy began to emerge, renewing speculation that the Fed would soon need to raise rates to keep a lid on inflation. Although the Fed ultimately decided to leave rates alone, the bond market struggled through the final two months of the period.

      For the most part, the environment proved favorable for high-yield bonds, which respond well to a growing economy and subdued inflation. In addition, the technical condition of the high-yield sector of the bond market remained sound, as a healthy demand for these securities, both from individual and professional investors, kept a substantial supply of new issues from becoming a burden.

      Changes to the portfolio were modest during this period. I reduced what had been an above-average exposure to bonds of gaming companies, which had been strong performers; reduced holdings among zero-coupon bonds in an effort to lessen the Fund's volatility; and moved some money from subordinated securities to more senior securities to reduce risk to the Fund in the event of a weakening economy. By the end of the period, the portfolio was not substantially over-weighted in any business sector -- a prudent approach, I believe, given the length of the current economic cycle.

      Jack Utter

      (picture of) Jack Utter
      Portfolio manager

      Income Advantage Fund
                                  (of Fund's net assets)   (as of Feb. 28, 1997)

       Olympic Financial                           1.78%             $3,138,437
       13.00% 2000

       Cablevision Systems                         1.62               2,849,847
       11.125% Pay-in-kind

       Norcal Waste Systems                        1.58               2,784,375
       13.00% Sr Nts 2005

       Paracelsus Healthcare                       1.53               2,701,875
       10.00% 2006

       Pathmark Stores                             1.49               2,618,750
       11.625% 2002

       Paccar Financial                            1.48               2,598,854
       5.31% 1997

       Veritas Holdings                            1.47               2,587,500
       9.625% 2003

       Pueblo Xtra Intl                            1.43               2,509,000
       9.50% 2003

       Cal Energy                                  1.36               2,398,000
       9.50% 2006

       Gorges                                      1.33               2,345,625
       11.50% 2006

The ten holdings listed here make up 15.07% of the Fund's net assets

      Statements of assets and liabilities
      Retirement Annuity Mutual Funds
      Feb. 28, 1997 (Unaudited)

                                                                             Capital                Special              Managed
                                                                            Resource                Income                  Fund
                                                                                Fund                  Fund
          Assets
 Investments in securities, at value (Note 1):
      (identified cost, $4,048,973,553; $1,888,176,600 and
      $3,443,927,842, respectively)                                   $4,438,429,076        $1,936,644,566        $4,134,592,661
 Cash in bank on demand deposit                                                8,599                    --             3,659,167
 Receivable for investment securiti                                       33,483,168            49,582,302            31,119,647
 Dividends and accrued interest receivable                                 4,949,007            28,233,329            18,532,813
 U.S. government securities held as collateral for
      securities loaned (Note 5)                                           2,716,726            24,681,400            75,307,646
 Receivable (for capital stock sold) from:
      IDS Life accounts                                                      689,118             8,158,968            17,129,492
      IDS Life of New York accounts                                            2,372               539,963             1,120,204
                                                                      --------------        --------------        --------------
 Total assets                                                         $4,480,278,066        $2,047,840,528        $4,281,461,630
                                                                      ==============        ==============        ==============

          Liabilities
 Disbursements in excess of cash on demand deposit                    $           --        $      138,701        $           --
 Dividends payable to separate accounts (Note 1)                           5,990,002            12,262,878            25,343,083
 Payable for investment securities purchased                              13,633,739            55,056,073            38,430,441
 Accrued investment management and services fee                            2,331,749               900,743             1,935,440
 Payable upon return of securities loaned (Note 5)                        36,367,726            38,240,130           216,861,116
 Payable (for capital stock redeemed) to:
      IDS Life accounts                                                    6,233,131                    --                    --
      IDS Life of New York accounts                                           74,530                    --                    --
 Other accrued expenses                                                      452,487               357,500               370,951
 Open option contracts written, at value
      (premium received, $382,500 for Special Income and
      $476,844 for Managed) (Note 8)                                              --               330,769               756,875
 Total liabilities                                                        65,083,364           107,286,794           283,697,906
                                                                      --------------        --------------        --------------
 Net assets applicable to outstanding capital stock                   $4,415,194,702        $1,940,553,734        $3,997,763,724
                                                                      ==============        ==============        ==============

          Represented by
 Capital stock -- authorized 10,000,000,000 shares for each
      Fund of $.01 par value ($.001 for Managed Fund); outstanding,
      185,151,980; 163,072,491; and 231,791,985 shares, respectively  $    1,851,520        $    1,630,725        $      231,792
 Additional paid-in capital                                            4,178,812,620         1,858,274,252         3,102,985,258
 Excess of distributions over net investment income                       (2,085,297)           (2,184,020)           (1,876,547)
 Accumulated net realized gain (loss) (Note 1)                          (152,839,664)           32,445,063           206,017,184
 Unrealized appreciation of investments and on translation
      of assets and liabilities in foreign currencies (Note 7)           389,455,523            50,387,714           690,406,037
                                                                      --------------        --------------        --------------
 Total-- representing net assets applicable to outstanding
      capital stock                                                   $4,415,194,702        $1,940,553,734        $3,997,763,724
                                                                      ==============        ==============        ==============
 Net asset value per share of outstanding capital stock                      $ 23.85              $  11.90               $ 17.25
                                                                      ==============        ==============        ==============
 See accompanying notes to financial statements.


      Statements of assets and liabilities (continued)
      Retirement Annuity Mutual Funds
      Feb. 28, 1997 (Unaudited)
                                                                          Moneyshare         International            Aggressive
                                                                                Fund                Equity                Growth
                                                                                                      Fund                  Fund
          Assets
 Investments in securities, at value (Note 1):
 Investments in securities of unaffiliated
      issuers (identified cost, $370,377,696;
      $2,182,490,413 and $1,819,149,239, respectively)                  $370,377,696        $2,416,689,143        $2,058,052,839
 Investments in securities of affiliated issuers
      (identified cost, $9,453,520 for Aggressive Growth Fund)                    --                    --            12,237,500
 Cash in bank on demand deposit                                              186,869                    --                    --
 Receivable for investment securities sold                                        --             5,420,696           162,697,890
 Dividends and accrued interest receivable                                   317,545             2,711,820             1,033,251
 Unrealized appreciation on foreign currency contracts
      held, at value (Notes 1 and 4)                                              --                   629                    --
 U.S. government securities held as collateral for securities loaned (Note 5)     --            28,156,731                    --
 Receivable (for capital stock sold) from:
      IDS Life accounts                                                      308,552               589,004               805,268
      IDS Life of New York accounts                                            6,833                18,425                83,594
                                                                      --------------        --------------        --------------
 Total assets                                                           $371,197,495        $2,453,586,448        $2,234,910,342
                                                                      ==============        ==============        ==============
          Liabilities
 Disbursements in excess of cash on demand deposit                                --               238,555            20,608,154
 Dividends payable to separate accounts (Note 1)                           1,337,876               601,045             2,457,877
 Payable for investment securities purchased                               2,999,139            45,707,063            73,751,324
 Accrued investment management and services fee                              139,721             1,342,805             1,103,281
 Unrealized depreciation on foreign currency
      contracts held, at value (Notes 1 and 4)                                    --                63,968               397,310
 Payable upon return of securities loaned (Note 5)                                --           403,764,456             3,055,000
 Payable (for capital stock redeemed) to:
      IDS Life accounts                                                    1,729,081             2,111,645                    --
      IDS Life of New York accounts                                           77,168                62,962                    --
 Other accrued expenses                                                       33,827               300,974               252,500
                                                                      --------------        --------------        --------------
 Total liabilities                                                         6,316,812           454,193,473           101,625,446
                                                                      --------------        --------------        --------------
 Net assets applicable to outstanding capital stock                     $364,880,683        $1,999,392,975        $2,133,284,896
                                                                      ==============        ==============        ==============

          Represented by
 Capital stock -- authorized 10,000,000,000
      shares for each Fund of $.01 par value;
      outstanding, 364,910,046; 146,549,428
      and 140,803,973 shares, respectively                              $  3,649,100        $    1,465,494        $    1,408,040
 Additional paid-in capital                                              361,232,083         1,796,157,756         1,791,765,598
 Undistributed (excess of distributions over) net investment income             (714)            2,603,940                (9,195)
 Accumulated net realized gain (loss) (Note 1)                                   214           (34,674,891)           98,442,393
 Unrealized appreciation of investments and on translation
      of assets and liabilities in foreign currencies (Note 4)                    --           233,840,676           241,678,060
 Total-- representing net assets applicable to outstanding
       capital stock                                                  --------------        --------------        --------------
                                                                        $364,880,683        $1,999,392,975        $2,133,284,896
                                                                      --------------        --------------        --------------
 Net asset value per share of outstanding capital stock                 $       1.00        $        13.64        $        15.15
                                                                      ==============        ==============        ==============
 See accompanying notes to financial statements.

      Statements of assets and liabilities (continued)
      Retirement Annuity Mutual Funds
      Feb. 28, 1997 (Unaudited)
                                                                              Global                Growth                Income
                                                                               Yield            Dimensions             Advantage
                                                                                Fund                  Fund                  Fund
          Assets
 Investments in securities, at value (Note 1):
      (identified cost, $74,671,808; $680,176,396 and
      $176,856,837, respectively)                                        $74,867,825          $726,567,677          $180,859,847
 Cash in bank on demand deposit                                               87,894                95,142                75,999
 Receivable for investment securities sold                                        --             4,050,040               250,438
 Dividends and accrued interest receivable                                 1,243,255               743,657             3,201,156
 Unrealized appreciation on foreign currency
      contracts held, at value (Notes 1 and 4)                                51,551                    --                    --
 Receivable (for capital stock sold) from:
      IDS Life accounts                                                      799,713             7,154,775             1,948,915
      IDS Life of New York accounts                                           55,796               415,391               145,356
                                                                      --------------        --------------        --------------
 Total assets                                                             77,106,034           739,026,682           186,481,711
                                                                      --------------        --------------        --------------

          Liabilities
 Dividends payable to separate accounts (Note 1)                             106,072             1,356,936             1,105,684
 Payable for investment securities purchased                               7,198,532            13,601,952             9,096,038
 Accrued investment management and services fee                               41,286               331,931                75,914
 Accrued administrative service fee                                            2,949                26,344                 6,122
 Unrealized depreciation on foreign currency
      contracts held, at value (Notes 1 and 4)                                20,743                    --                    --
 Other accrued expenses                                                       58,421               177,167               174,658
                                                                      --------------        --------------        --------------
 Total liabilities                                                         7,428,003            15,494,330            10,458,416
                                                                      --------------        --------------        --------------
 Net assets applicable to outstanding capital stock                      $69,678,031          $723,532,352          $176,023,295
                                                                      ==============        ==============        ==============

          Represented by
 Capital stock -- authorized 10,000,000,000
      shares for each Fund of $.01 par value;
      outstanding, 6,782,609; 63,161,590 and
      17,295,879 shares, respectively                                    $    67,826          $    631,616          $    172,959
 Additional paid-in capital                                               69,381,061           684,052,642           171,918,100
 Undistributed (excess of distributions over) net investment income          434,841                   (81)               (2,641)
 Accumulated net realized loss (Notes 1 and 9)                              (415,548)           (7,543,106)              (68,133)
 Unrealized appreciation of investments and on translation
      of assets and liabilities in foreign currencies (Note 4)                209,851            46,391,281             4,003,010
                                                                       --------------        --------------        --------------
 Total-- representing net assets applicable to outstanding capital stock  $69,678,031          $723,532,352          $176,023,295
                                                                       --------------        --------------        --------------
 Net asset value per share of outstanding capital stock                   $     10.27          $      11.46          $      10.18
                                                                       ==============        ==============        ==============
 See accompanying notes to financial statements.

      Statements of operations
      Retirement Annuity Mutual Funds
      Six months ended Feb. 28, 1997 (Unaudited)
                                                                              Capital               Special               Managed
                                                                             Resource                Income                  Fund
                                                                                 Fund                  Fund
          Investment income
 Income:
 Dividends (net of foreign taxes withheld of $17,625;
      $0 and $92,506, respectively)                                     $  20,033,333       $       253,563         $  17,381,946
 Dividends earned from affiliates                                             379,250                    --               145,750
 Interest (net of foreign taxes withheld of $112,958 for
      Special Income Fund)                                                  8,419,950            76,988,145            46,027,615
                                                                       --------------        --------------        --------------
 Total income                                                              28,832,533            77,241,708            63,555,311
                                                                       --------------        --------------        --------------
 Expenses (Note 2):
 Investment management services fee                                        13,859,730             5,834,392            11,251,921
 Administrative services fees and expenses                                    816,413               466,941               643,350
 Custodian fees and expenses                                                  469,648               202,517               200,808
 Compensation of board members and officers                                    14,750                15,222                 8,542
 Printing and postage                                                         258,218                44,700               121,984
 Audit fees                                                                    12,805                12,518                11,988
 Other                                                                        112,951               134,321               114,110
                                                                       --------------        --------------        --------------
 Total expenses                                                            15,544,515             6,710,611            12,352,703
                                                                       --------------        --------------        --------------
 Investment income-- net                                                   13,288,018            70,531,097            51,202,608
                                                                       --------------        --------------        --------------
          Realized and unrealized gain (loss) -- net
 Net realized gain (loss) on security transactions (including
      $773,277,221 and $21,294,699 realized loss on investments
      of affiliated issuers for Capital Resource Fund and
      Managed Fund) (Note 3)                                             (150,979,706)           34,950,396           206,271,009
 Net realized gain (loss) on foreign currency transactions                     (1,622)               17,818                13,560
 Net realized gain on option contracts written (Note 8)                            --                95,656             1,161,360
 Net realized loss on financial futures contracts (Note 7)                         --            (5,578,019)             (783,611)
                                                                       --------------        --------------        --------------
 Net realized gain (loss) on investments and foreign currencies          (150,981,328)           29,485,851           206,662,318
 Net change in unrealized appreciation or depreciation
      of investments and on translation of assets and liabilities
      in foreign currencies                                               535,969,991            42,218,821           296,358,221
                                                                       --------------        --------------        --------------
 Net gain on investments and foreign currencies                           384,988,663            71,704,672           503,020,539
                                                                       --------------        --------------        --------------
 Net increase in net assets resulting from operations                    $398,276,681          $142,235,769          $554,223,147
                                                                       ==============        ==============        ==============
See accompanying notes to financial statements.

      Statements of operations (continued)
      Retirement Annuity Mutual Funds
      Six months ended Feb. 28, 1997 (Unaudited)
                                                                           Moneyshare         International            Aggressive
                                                                                 Fund                Equity                Growth
                                                                                                       Fund                  Fund
          Investment Income
 Income:
 Dividends (net of foreign taxes withheld of $0;
      $1,439,518 and $10,248, respectively)                             $          --          $  9,651,077          $  3,762,911
 Interest                                                                   8,716,480             4,359,300            10,060,018
                                                                       --------------        --------------        --------------
 Total income                                                               8,716,480           $14,010,377            13,822,929
                                                                       --------------        --------------        --------------
 Expenses (Note 2):
 Investment management services fee                                           820,833             8,099,556             6,432,080
 Administrative services fees and expenses                                     40,414               459,972               490,034
 Custodian fees and expenses                                                   15,322               889,464               157,963
 Compensation of board members and officers                                     6,652                 8,518                10,610
 Printing and postage                                                           7,651                44,343                68,894
 Audit fees                                                                     7,221                11,402                10,388
 Other                                                                         14,959               161,905               135,328
                                                                       --------------        --------------        --------------
 Total expenses                                                               913,052             9,675,160             7,305,297
                                                                       --------------        --------------        --------------
 Investment income-- net                                                    7,803,428             4,335,217             6,517,632
                                                                       --------------        --------------        --------------

          Realized and unrealized gain (loss) -- net
 Net realized gain (loss) on security transactions (Note 3)                       134           (47,442,185)           99,140,267
 Net realized gain on foreign currency transactions                                --             3,354,333                 1,329
 Net realized gain on option contracts written (Note 8)                            --                    --               404,923
                                                                       --------------        --------------        --------------
 Net realized gain (loss) on investments and foreign currencies                   134           (44,087,852)           99,546,519
 Net change in unrealized appreciation or depreciation
      of investments and on translation of assets and liabilities
      in foreign currencies                                                        --           117,764,342            (8,147,650)
                                                                       --------------        --------------        --------------
 Net gain on investments and foreign currencies                                   134            73,676,490            91,398,869
                                                                       --------------        --------------        --------------
 Net increase in net assets resulting from operations                      $7,803,562           $78,011,707           $97,916,501
                                                                       ==============        ==============        ==============
See accompanying notes to financial statements.

      Statements of operations (continued)
      Retirement Annuity Mutual Funds
      Six months ended Feb. 28, 1997 (Unaudited)
                                                                               Global                Growth                Income
                                                                                Yield            Dimensions             Advantage
                                                                                 Fund                  Fund                  Fund
          Investment income
 Income:
 Dividends                                                              $          --          $  2,114,647          $     75,368
 Interest                                                                   1,397,912             1,679,076             5,105,722
                                                                       --------------        --------------        --------------
 Total income                                                               1,397,912             3,793,723             5,181,090
                                                                       --------------        --------------        --------------
 Expenses (Note 2):
 Investment management services fee                                           180,037             1,375,690               324,938
 Administrative services fees and expenses                                     12,860               109,231                24,697
 Custodian fees and expenses                                                   34,148               157,340               112,461
 Compensation of board members and officers                                    10,520                 8,920                 4,248
 Printing and postage                                                           5,761                 8,887                 7,302
 Audit fees                                                                    12,060                13,905                14,595
 Other                                                                            113                   337                   672
                                                                       --------------        --------------        --------------
 Total expenses                                                               255,499             1,674,310               488,913
                                                                       --------------        --------------        --------------
 Investment income-- net                                                    1,142,413             2,119,413             4,692,177
                                                                       --------------        --------------        --------------
          Realized and unrealized gain (loss) -- net
 Net realized gain (loss) on security transactions (Note 3)                    12,890            (7,105,098)               (4,539)
 Net realized loss on foreign currency transactions                          (434,841)                   --                    --
                                                                       --------------        --------------        --------------
 Net realized loss on investments and foreign currencies                     (421,951)           (7,105,098)               (4,539)
 Net change in unrealized appreciation or depreciation
      of investments and on translation of assets and liabilities
      in foreign currencies                                                    81,127            46,583,556             4,349,723
                                                                       --------------        --------------        --------------
 Net gain (loss) on investments and foreign currencies                       (340,824)           39,478,458             4,345,184
                                                                       --------------        --------------        --------------
 Net increase in net assets resulting from operations                     $   801,589           $41,597,871            $9,037,361
                                                                       ==============        ==============        ==============
See accompanying notes to financial statements.

      Statements of changes in net assets
      Retirement Annuity Mutual Funds

                                                        Capital Resource Fund                       Special Income Fund
                                             Six months ended              Year ended      Six months ended            Year ended
                                                Feb. 28, 1997           Aug. 31, 1996         Feb. 28, 1997         Aug. 31, 1996
                                                   (Unaudited)                                   (Unaudited)
          Operations and distributions
 Investment income-- net                     $     13,288,018        $     49,437,780      $     70,531,097       $   140,371,676
 Net realized gain (loss) on investments
      and foreign currencies                     (150,981,328)            679,462,201            29,485,851            32,869,470
 Net change in unrealized appreciation or
      depreciation of investments and on
      translation of assets and liabilities
      in foreign currencies                       535,969,991            (494,927,652)           42,218,821           (49,126,958)
                                                  -----------            ------------            ----------           -----------
 Net increase in net assets
      resulting from operations                   398,276,681             233,972,329           142,235,769           124,114,188
                                                  -----------            ------------            ----------           -----------
 Distributions to shareholders from:
      Net investment income                       (11,201,100)            (47,593,459)          (68,411,260)         (135,814,306)
      Net realized gain                          (671,576,857)            (10,771,339)          (11,869,083)                   --
      Excess distributions of net investment
         income (Note 1)                           (2,085,297)             (1,869,994)           (2,184,020)                   --
                                                  -----------            ------------            ----------           -----------
 Total distributions                             (684,863,254)            (60,234,792)          (82,464,363)         (135,814,306)
                                                  -----------            ------------            ----------           -----------
          Capital share transactions (Note 6)
 Proceeds from sales                               55,650,133             410,478,022            44,370,094           214,108,604
 Reinvested distributions at net asset value      671,576,857              60,234,792            82,464,363           135,814,306
 Payments for redemptions                        (397,314,579)           (117,295,599)         (157,899,755)         (129,574,450)
                                                  -----------            ------------            ----------           -----------
 Increase (decrease) in net assets from
      capital share transactions                  329,912,411             353,417,215           (31,065,298)          220,348,460
                                                  -----------            ------------            ----------           -----------
 Total increase in net assets                      43,325,838             527,154,752            28,706,108           208,648,342
                                                  -----------            ------------            ----------           -----------
 Net assets at beginning of period              4,371,868,864           3,844,714,112         1,911,847,626         1,703,199,284
                                                  -----------            ------------            ----------           -----------
 Net assets at end of period                   $4,415,194,702          $4,371,868,864        $1,940,553,734        $1,911,847,626
                                                  -----------            ------------            ----------           -----------
 Excess of distributions over net
      investment income                        $   (2,085,297)         $   (2,086,918)       $   (2,184,020)       $   (2,119,837)
                                               ==============       =================     =================     =================
See accompanying notes to financial statements.
      Statements of changes in net assets (continued)
      Retirement Annuity Mutual Funds
                                                             Managed Fund                              Moneyshare Fund
                                             Six months ended              Year ended      Six months ended            Year ended
                                                Feb. 28, 1997           Aug. 31, 1996         Feb. 28, 1997         Aug. 31, 1996
                                                   (Unaudited)                                   (Unaudited)
          Operations and distributions
 Investment income-- net                     $     51,202,608        $     98,305,594        $    7,803,428         $  12,658,921
 Net realized gain on investments
      and foreign currencies                      206,662,318             275,882,292                   134                   325
 Net change in unrealized appreciation or
      depreciation of investments and on
      translation of assets and liabilities in
      foreign currencies                          296,358,221             (34,119,724)                   --                    --
                                                  -----------            ------------            ----------           -----------
 Net increase in net assets resulting
      from operations                             554,223,147             340,068,162             7,803,562            12,659,246
                                                  -----------            ------------            ----------           -----------
 Distributions to shareholders from:
      Net investment income                       (48,977,557)            (97,692,300)           (7,802,714)          (12,658,921)
      Net realized gain                          (229,851,535)                     --                    --                    --
      Excess distributions of net investment
          income (Note 1)                          (1,876,547)               (784,045)                 (714)                   --
                                                  -----------            ------------            ----------           -----------
 Total distributions                             (280,705,639)            (98,476,345)           (7,803,428)          (12,658,921)
                                                  -----------            ------------            ----------           -----------
          Capital share transactions (Note 6)
 Proceeds from sales                               71,522,945             203,558,285           198,328,271           247,288,271
 Reinvested distributions at net asset value      280,705,639              98,476,345             7,803,428            12,658,921
 Payments for redemptions                        (109,899,662)           (105,925,809)         (129,371,007)         (198,768,626)
                                                  -----------            ------------            ----------           -----------
 Increase in net assets from capital share
      transactions                                242,328,922             196,108,821            76,760,692            61,178,566
                                                  -----------            ------------            ----------           -----------
 Total increase in net assets                     515,846,430             437,700,638            76,760,826            61,178,891
                                                  -----------            ------------            ----------           -----------
 Net assets at beginning of period              3,481,917,294           3,044,216,656           288,119,857           226,940,966
                                                  -----------            ------------            ----------           -----------
 Net assets at end of period                   $3,997,763,724          $3,481,917,294          $364,880,683          $288,119,857
                                                  -----------            ------------            ----------           -----------
 Excess of distributions over net
      investment income                        $   (1,876,547)         $   (2,225,051)         $       (714)         $       (714)
                                               ==============       =================     =================     =================
See accompanying notes to financial statements.
      Statements of changes in net assets (continued)
      Retirement Annuity Mutual Funds
                                                     International Equity Fund                   Aggressive Growth Fund
                                             Six months ended              Year ended      Six months ended            Year ended
                                                Feb. 28, 1997           Aug. 31, 1996         Feb. 28, 1997         Aug. 31, 1996
                                                   (Unaudited)                                   (Unaudited)
          Operations and distributions
 Investment income-- net                    $       4,335,217        $     21,510,160     $       6,517,632      $     11,060,108
 Net realized gain (loss) on investments
      and foreign currencies                      (44,087,852)             89,338,162            99,546,519           243,201,058
 Net change in unrealized appreciation or
      depreciation of investments and on
      translation of assets and liabilities in
      foreign currencies                          117,764,342              33,859,236            (8,147,650)          (79,505,605)
                                                  -----------            ------------            ----------           -----------
 Net increase in net assets resulting from
      operations                                   78,011,707             144,707,558            97,916,501           174,755,561
                                                  -----------            ------------            ----------           -----------
 Distributions to shareholders from:
      Net investment income                                --             (15,453,784)           (6,508,156)          (11,052,242)
      Net realized gain                           (30,049,649)            (23,947,543)         (213,792,618)                   --
      Excess distributions of net investment
         income (Note 1)                                   --             (18,917,064)               (9,195)               (7,244)
                                                  -----------            ------------            ----------           -----------
 Total distributions                              (30,049,649)            (58,318,391)         (220,309,969)          (11,059,486)
                                                  -----------            ------------            ----------           -----------
          Capital share transactions (Note 6)
 Proceeds from sales                              113,972,638             335,601,053           142,784,527           388,624,475
 Reinvested distributions at net asset value       30,049,649              58,318,391           220,309,969            11,059,486
 Payments for redemptions                         (67,041,763)            (47,735,823)          (48,511,014)          (34,177,762)
                                                  -----------            ------------            ----------           -----------
 Increase in net assets from capital share
      transactions                                 76,980,524             346,183,621           314,583,482           365,506,199
                                                  -----------            ------------            ----------           -----------
 Total increase in net assets                     124,942,582             432,572,788           192,190,014           529,202,274
                                                  -----------            ------------            ----------           -----------
 Net assets at beginning of period              1,874,450,393           1,441,877,605         1,941,094,882         1,411,892,608
                                                  -----------            ------------            ----------           -----------
 Net assets at end of period                   $1,999,392,975          $1,874,450,393        $2,133,284,896        $1,941,094,882
                                                  -----------            ------------            ----------           -----------
 Undistributed (excess of distributions over)
      net investment income                    $    2,603,940          $   (1,731,277)       $       (9,195)       $       (9,476)
                                               ==============          ==============        ==============        ==============
See accompanying notes to financial statements.

      Statements of changes in net assets (continued)
      Retirement Annuity Mutual Funds
                                                             Global Yield                          Growth Dimensions Fund
                                             Six months ended          For the period      Six months ended        For the period
                                                Feb. 28, 1997       from May 1, 1996*         Feb. 28, 1997     from May 1, 1996*
                                                   (Unaudited)       to Aug. 31, 1996            (Unaudited)     to Aug. 31, 1996
          Operations and distributions
 Investment income-- net                         $  1,142,413           $     154,190        $    2,119,413       $       413,128
 Net realized loss on investments and
      foreign currencies                             (421,951)                 (3,709)           (7,105,098)             (438,008)
 Net change in unrealized appreciation or
      depreciation of investments and on
      translation of assets and liabilities in
      foreign currencies                               81,127                 128,724            46,583,556              (192,275)
                                                  -----------            ------------            ----------           -----------
 Net increase (decrease) in net assets resulting
      from operations                                 801,589                 279,205            41,597,871              (217,155)
                                                  -----------            ------------            ----------           -----------
 Distributions to shareholders from:
      Net investment income                          (707,572)               (144,078)           (2,119,413)             (413,128)
      Excess distributions of net investment
          income (Note 1)                                  --                      --                   (81)                   --
                                                  -----------            ------------            ----------           -----------
 Total distributions                                 (707,572)               (144,078)           (2,119,494)             (413,128)

          Capital share transactions
 Proceeds from sales                               48,484,565              20,834,514           513,523,201           171,304,119
 Reinvested distributions at net asset value          707,572                 144,078             2,119,494               413,128
 Payments for redemptions                            (539,074)               (182,768)           (2,409,263)             (266,421)
                                                  -----------            ------------            ----------           -----------
 Increase in net assets from capital share
      transactions                                 48,653,063              20,795,824           513,233,432           171,450,826
                                                  -----------            ------------            ----------           -----------
 Total increase in net assets                      48,747,080              20,930,951           552,711,809           170,820,543
                                                  -----------            ------------            ----------           -----------
 Net assets at beginning of period                 20,930,951                      --           170,820,543                    --
                                                  -----------            ------------            ----------           -----------
 Net assets at end of period                      $69,678,031             $20,930,951          $723,532,352          $170,820,543
                                                  -----------            ------------            ----------           -----------
 Undistributed (excess of distributions over)
      net investment income                       $   434,841             $        --          $        (81)         $         --
                                               ==============          ==============        ==============        ==============
*Commencement of operations.
See accompanying notes to financial statements.

      Statements of changes in net assets (continued)
      Retirement Annuity Mutual Funds
                                                                   Income Advantage Fund
                                                        Six months ended          For the period
                                                           Feb. 28, 1997       from May 1, 1996*
                                                             (Unaudited)        to Aug. 31, 1996
          Operations and distributions
 Investment income-- net                                  $    4,692,177           $     582,774
 Net realized loss on investments
      and foreign currencies                                      (4,539)                (66,235)
 Net change in unrealized appreciation or
      depreciation of investments and on
      translation of assets and liabilities in
      foreign currencies                                       4,349,723                (346,713)
                                                               ---------                --------
 Net increase in net assets
      resulting from operations                                9,037,361                 169,826
                                                               ---------                --------
 Distributions to shareholders from:
      Net investment income                                   (4,689,536)               (582,774)
      Excess distributions of net investment
          income (Note 1)                                         (2,641)                     --
                                                               ---------                --------
 Total distributions                                          (4,692,177)               (582,774)
                                                               ---------                --------

          Capital share transactions
 Proceeds from sales                                         118,823,552              48,762,664
 Reinvested distributions at net asset value                   4,692,177                 582,774
 Payments for redemptions                                       (675,770)                (94,338)
                                                               ---------                --------
 Increase in net assets from capital share
      transactions                                           122,839,959              49,251,100
                                                               ---------                --------
 Total increase in net assets                                127,185,143              48,838,152
                                                               ---------                --------
 Net assets at beginning of period                            48,838,152                      --
                                                               ---------                --------
 Net assets at end of period                                $176,023,295             $48,838,152
                                                               ---------                --------
 Excess of distributions over net
      investment income                                     $     (2,641)            $    (2,641)
                                                            ============             ===========
*Commencement of operations.
See accompanying notes to financial statements.

      Retirement Annuity Mutual Funds

1. Summary of significant accounting policies


Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, (non-diversified for Global Yield) open-end management investment company.

The investment objectives of each Fund are as follows:

          Capital Resource invests primarily in U.S. common stocks;
          Special Income invests primarily in investment grade bonds;
          Managed invests in stocks, convertible securities, bonds and money market instruments;
          Moneyshare invests in money market securities;
          International Equity invests primarily in common stocks of foreign issuers;
          Aggressive Growth invests primarily in stocks of small- and medium-sized companies;
          Global Yield invests primarily in debt securities of U.S. and foreign issuers;
          Growth Dimensions invests primarily in common stocks of U.S. and foreign companies showing potential for significant growth;
          Income Advantage invests primarily in long-term, high-yielding, high-risk debt securities below investment grade issued by U.S. and foreign corporations.

Shares of each Fund are sold through the purchase of an annuity contract offered by IDS Life Insurance Company (IDS Life) or its affiliates.

The significant accounting policies followed by the Funds are summarized as follows:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      Securities traded on national securities exchanges or included in the NASDAQ National Market System are valued at the last quoted sales price at the close of each business day; securities traded over-the-counter but not included in the NASDAQ National Market System and securities for which a last quoted sales price is not readily available are valued at the mean of the bid and asked prices. Bonds and other securities are valued at fair value as determined by the board when market quotations are not readily available. Determination of fair value involves, among other things, references to market indexes, matrices and data from independent brokers. Short-term securities in Capital Resource, Special Income, Managed, International Equity, Aggressive Growth, Global Yield, Growth Dimensions and Income Advantage Fund maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in Moneyshare Fund are valued at amortized cost which approximates market value in order to maintain a constant net asset value of $1 per share.

      Option transactions

      In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Funds may buy and sell put and call options and write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

      Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Funds may buy and sell stock index and interest rate futures contracts. The Funds also may buy or write put and call options on futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Funds may be required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

      Foreign currency translations and foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Funds also may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

      Illiquid securities

      At Feb. 28, 1997, investments in securities for Special Income Fund, Managed Fund, Aggressive Growth Fund, Global Yield, and Income Advantage Fund included issues that are illiquid. The Funds currently limit investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Feb. 28, 1997, was $33,833,144, $16,286,675, $3,270,000, $761,250 and
      $6,203,400 that represents 1.74%,  0.41%,  0.15%,  1.09%, and 3.52% of net assets for Special Income Fund, Managed Fund, Aggressive Growth Fund, Global Yield Fund and Income Advantage Fund respectively. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the limitations specified above.

      Securities purchased on a when-issued basis

      Delivery and payment for  securities  that have been  purchased by Special
      Income Fund on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations and they may affect each Fund's net assets the same as owned securities. The Fund designates cash or liquid high-grade debt securities at least equal to the amount of its commitment. As of Feb. 28, 1997, the Fund had entered into outstanding when-issued or forward-commitment of $24,327,513.

      Federal taxes

      Since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the Variable Accounts, no provision for income or excise taxes is required. Each Fund is treated as a separate entity for federal income tax purposes.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

      Dividends

          At Feb. 28, 1997, dividends declared for each Fund payable March 3, 1997 are as follows:

          Capital Resource                                 $0.032
          Special Income                                   $0.075
          Managed                                          $0.110
          Moneyshare                                       $0.004
          International Equity                             $0.004
          Aggressive Growth                                $0.017
          Global Yield                                     $0.021
          Growth Dimensions                                $0.022
          Income  Advantage                                $0.069

      Distributions to the Variable Accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and paid monthly for Special Income, Moneyshare, Global Yield and Income Advantage Funds and declared and paid quarterly for Capital Resource, Managed, International Equity, Aggressive Growth and Growth Dimensions Funds. Capital gain distributions (if any) will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

      Other

      Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount on a level yield basis, is accrued daily.


2. Investment management and services agreement

      The Funds have entered into an agreement with IDS Life for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

          Fund                                Percentage Range
--------------------------------------------------------------------------------
          Capital Resource                    0.630% to 0.570%
          Special Income                      0.610% to 0.535%
          Managed                             0.630% to 0.550%
          Moneyshare                          0.510% to 0.440%
          International Equity                0.870% to 0.795%
          Aggressive Growth                   0.650% to 0.575%
          Global Yield                        0.840% to 0.780%
          Growth Dimensions                   0.630% to 0.570%
          Income Advantage                    0.620% to 0.545%

      IDS Life, in turn, pays to American Express Financial Corporation (AEFC) a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for International Equity Fund and 0.25% for each remaining Fund. In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse IDS Life an amount equal to the cost of certain expenses incurred and paid by IDS Life in connection with each Fund's operations. The Funds also pay custodian fees to American Express Trust Company, an affiliate of IDS Life. The reimbursement paid by Moneyshare Fund will be limited to 0.25% of the Fund's average daily net assets.

      The Funds have also entered into an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

          Fund                                Percentage Range
--------------------------------------------------------------------------------
          Capital Resource                    0.050% to 0.030%
          Special Income                      0.050% to 0.025%
          Managed                             0.040% to 0.020%
          Moneyshare                          0.030% to 0.020%
          International Equity                0.060% to 0.035%
          Aggressive Growth                   0.060% to 0.035%
          Global Yield                        0.060% to 0.040%
          Growth Dimensions                   0.050% to 0.030%
          Income Advantage                    0.050% to 0.025%

      Additional administrative services paid by the Funds are office expenses, consultant's fees and compensation of officers and employees. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses, and any other expenses properly payable by the Funds approved by the board.


3. Securities transactions

      For the six months ended Feb. 28, 1997, cost of purchases and proceeds from sales of securities aggregated, respectively, $1,145,983,135 and $1,065,429,447 for Moneyshare Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

          Fund                             Purchases                   Proceeds
--------------------------------------------------------------------------------
          Capital Resource            $3,603,575,110             $3,642,891,664
          Special Income                 596,859,002                617,175,168
          Managed                      1,320,316,503              1,313,468,631
          International Equity           944,628,601                738,337,344
          Aggressive Growth            1,914,242,151              1,707,527,660
          Global Yield                    40,370,763                  1,000,940
          Growth Dimensions              510,888,096                 52,273,163
          Income Advantage               179,286,856                 65,560,147

      Net realized gains and losses on investment sales are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with IDS Life for the six months ended Feb. 28, 1997 are as follows:

          Capital Resource                       $467,604
          Managed                                  90,720
          Aggressive Growth                        23,052
          Growth Dimensions                         8,107

4. Foreign currency contracts
      At Feb. 28, 1997, International Equity Fund, Aggressive Growth Fund and Global Yield Fund had entered into foreign currency exchange contracts that obligate the Funds to deliver currencies at a specified future date. The unrealized appreciation and/or depreciation (see Summary of significant accounting policies) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

      International Equity Fund

                            Currency to              Currency to              Unrealized                Unrealized
   Exchange date           be delivered              be received            appreciation              depreciation
-------------------------------------------------------------------------------------------------------------------
        03-03-97               16,554,496             1,996,306,715                  $ --                 $  5,489
                              U.S. Dollar              Japanese Yen

        03-03-97                1,343,372                   822,842                    --                    3,168
                              U.S. Dollar             British Pound

        03-03-97                  497,350               829,281,074                    --                    7,101
                              U.S. Dollar              Italian Lira

        03-03-97                6,634,582                16,431,870                    --                   16,834
                              U.S. Dollar          Malaysian Dollar

        03-04-97                4,565,206                 2,794,568                    --                   13,554
                              U.S. Dollar             British Pound

        03-04-97               16,532,561             1,996,306,715                    --                       --
                              U.S. Dollar              Japanese Yen

        03-04-97            1,996,306,715                16,524,692                    --                       --
                             Japanese Yen               U.S. Dollar

        03-04-97                1,201,764             2,016,620,558                    --                    9,591
                              U.S. Dollar              Italian Lira

        03-04-97                4,271,023                10,588,079                    --                    6,794
                              U.S. Dollar          Malaysian Dollar

        03-05-97                8,540,308                 5,243,860                   629                       --
                              U.S. Dollar             British Pound

        03-05-97                2,162,300                 5,365,424                    --                    1,437
                              U.S. Dollar          Malaysian Dollar

        03-06-97                1,594,254               1,237,899                      --                       --
                               Australian Dollar          U.S. Dollar                ----                  -------

                                                                                     $629                  $63,968
                                                                                     ====                  =======

      Aggressive Growth Fund
                              Currency to            Currency to               Unrealized               Unrealized
   Exchange date             be delivered            be received             appreciation             depreciation
-------------------------------------------------------------------------------------------------------------------
        03-05-97                  624,579                456,520                      $--                 $397,310
                          Canadian Dollar            U.S. Dollar

      Global Yield Fund
                              Currency to            Currency to               Unrealized               Unrealized
   Exchange date             be delivered            be received             appreciation             depreciation
-------------------------------------------------------------------------------------------------------------------
        03-03-97                1,573,451          2,626,483,790             $         --                  $20,743
                              U.S. Dollar           Italian Lira

        03-14-97                  752,467             93,005,000                   19,591                       --
                              U.S. Dollar           Japanese Yen

        03-21-97                 615,169              76,300,000                   18,830                       --
                             U.S. Dollar            Japanese Yen

        03-24-97                 901,270             110,000,000                   13,130                       --
                             U.S. Dollar            Japanese Yen
                                                                                  $51,551                  $20,743

                                                                                  -------                  -------

5. Lending of portfolio securities

 Presented below is information regarding securities on loan at Feb. 28, 1997.

                                                  Capital            Special                       International        Aggressive
                                                  Resource            Income          Managed             Equity            Growth

      Value of securities on loan to brokers   $35,654,000       $33,949,348     $210,313,320       $385,870,944        $2,884,375
      Collateral received for securities loaned:
      Cash                                     $33,651,000       $13,558,730     $141,553,470       $375,607,725        $3,055,000
      U.S. Government Securities, at value       2,716,726        24,681,400       75,307,646         28,156,731                --
      Total collateral received for securities
      loaned                                   $36,367,726       $38,240,130     $216,861,116       $403,764,456        $3,055,000

      For the six months ended Feb. 28, 1997, income from securities lending amounted to $46,646, $125,995, $404,944, $523,348 and $109,273 for Capital
      Resource,  Special Income,  Managed,  International  Equity and Aggressive
      Growth Funds, respectively, for the period ended Feb. 28, 1997.

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. Capital share transactions

Transactions in shares of each Fund for the six months ended Feb. 28, 1997 and the year ended Aug. 31, 1996 were as follows:

                                                                                                     Six months ended Feb. 28, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                    Capital            Special                                    International      Aggressive
                                   Resource             Income         Managed      Moneyshare           Equity          Growth
------------------------------------------------------------------------------------------------------------------------------------
      Sold                        2,190,375          3,735,584       4,155,027     198,345,158        8,381,895       8,719,603
      Issued for reinvested
         distributions           27,742,560          6,921,392      15,300,711       7,804,087        2,159,914      14,126,036
      Redeemed                  (15,779,133)       (13,295,989)     (5,274,241)   (129,382,104)      (4,905,151)     (3,037,725)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)    14,153,802         (2,639,013)     14,181,497      76,767,141        5,636,658      19,807,914



                                                                                                     Six months ended Feb. 28, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                    Global             Growth          Income
                                                     Yield         Dimensions       Advantage
------------------------------------------------------------------------------------------------------------------------------------

      Sold                                       4,689,790         46,006,916      11,908,907
      Issued for reinvested
         distributions                              68,171            185,004         467,560
      Redeemed                                     (51,938)          (210,396)        (78,933)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase                               4,706,023         45,981,524      12,297,534
                                                                                                           Year ended Aug. 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

                                    Capital            Special                                    International     Aggressive
                                   Resource             Income         Managed     Moneyshare            Equity         Growth
------------------------------------------------------------------------------------------------------------------------------------
      Sold                       15,763,681         18,199,129      13,012,081    247,309,082        25,280,136      24,647,795
      Issued for reinvested
         distributions            2,332,581         11,583,367       6,196,744     12,659,993         4,329,590         675,192
      Redeemed                   (4,539,063)       (11,162,609)     (6,655,268)  (198,785,551)       (3,581,859)     (2,123,509)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase               13,557,199         18,619,887      12,553,557     61,183,524        26,027,867      23,199,478

                                                                                                           Year ended Aug. 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

                                                    Global             Growth          Income
                                                     Yield         Dimensions       Advantage
------------------------------------------------------------------------------------------------------------------------------------

      Sold                                       2,080,476         17,165,340       4,948,431
      Issued for reinvested
         distributions                              14,337             41,469          59,529
      Redeemed                                     (18,227)           (26,743)         (9,615)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase                               2,076,586         17,180,066       4,998,345

7. Interest rate futures contracts

      At Feb. 28, 1997, investments in securities for Special Income Fund included securities valued at $5,386,700 that were pledged as collateral to cover initial margin deposits on 600 open sales contracts. The market value of the open contracts at Feb. 28, 1997 was $66,543,750 with a net unrealized gain (see Summary of significant accounting policies) of $1,881,250.

8. Options contracts written
          The number of contracts and premium amounts associated with option contracts written (see Summary of significant accounting policies) by Special Income Fund during the six months ended Feb. 28, 1997 is as follows:

                                                Puts                                                    Calls
------------------------------------------------------------------------------------------------------------------------------------
                               Contracts                      Premium                   Contracts                     Premium
------------------------------------------------------------------------------------------------------------------------------------
      Balance Aug. 31, 1996           --               $           --                          --              $           --
      Opened                       1,050                     305,000                      79,550                     481,856
      Closed or expired             (200)                   (105,250)                    (78,600)                   (218,356)
      Exercised                       --                          --                        (100)                    (80,750)
------------------------------------------------------------------------------------------------------------------------------------
      Balance Feb. 28, 1997          850               $     199,750                         850               $     182,750
------------------------------------------------------------------------------------------------------------------------------------

      The number of contracts and premium amounts associated with option contracts written (see Summary of significant accounting policies) by Managed Fund during the six months ended Feb. 28, 1997 is as follows:


                                                Puts                                                    Calls
------------------------------------------------------------------------------------------------------------------------------------
                               Contracts                      Premium                   Contracts                     Premium
------------------------------------------------------------------------------------------------------------------------------------
      Balance Aug. 31, 1996           --              $           --                       2,300              $      396,260
      Opened                         415                     211,206                       5,915                   2,509,896
      Closed or expired             (150)                    (88,312)                     (4,005)                 (1,782,366)
      Exercised                     (265)                   (122,894)                     (3,660)                   (646,946)
------------------------------------------------------------------------------------------------------------------------------------
      Balance Feb. 28, 1997           --              $           --                         550              $      476,844
------------------------------------------------------------------------------------------------------------------------------------


      The number of contracts and premium amounts associated with option contracts written by Aggressive Growth Fund during the six months ended Feb. 28, 1997 is as follows:

                                                            Calls
--------------------------------------------------------------------------------
                                          Contracts                     Premium
--------------------------------------------------------------------------------
      Balance Aug. 31, 1996                      --            $             --
      Opened                                  4,800                   1,100,923
      Closed or expired                      (4,800)                 (1,100,923)
      Exercised                                  --                          --
--------------------------------------------------------------------------------
      Balance Feb. 28, 1997                      --            $             --
--------------------------------------------------------------------------------
      The number of contracts and premium amounts associated with option contracts written by Growth Dimensions Fund during the six months ended Feb. 28, 1997 is as follows:


                                                            Puts
--------------------------------------------------------------------------------
                                          Contracts                     Premium
--------------------------------------------------------------------------------
      Balance Aug. 31, 1996                      --           $              --
      Opened                                    560                   1,023,358
      Closed or expired                        (560)                 (1,023,358)
      Exercised                                  --                          --
--------------------------------------------------------------------------------
      Balance Feb. 28, 1997                      --           $              --
--------------------------------------------------------------------------------
9. Capital loss carryover
      For federal income tax purposes, Growth Dimensions and Income Advantage Fund had capital loss carryovers at Aug. 31, 1996 of $428,324 and $63,594, respectively, which, if not offset by subsequent capital gains, will expire in 2004. It is unlikely the board will authorize a distribution of any net realized gain for a Fund until its capital loss carryover has been offset or expires.

10. Financial highlights


  The tables below show certain important information for evaluating each Fund's results.
      Capital Resource Fund
      Financial highlights

      Fiscal period ended Aug. 31,
      Per share income and capital changes*
                                  1997**    1996    1995    1994    1993    1992    1991     1990    1989      1988

Net asset value,                $25.57    $24.42  $23.43  $24.58  $23.90  $23.15  $17.54   $20.17  $15.06    $17.71
beginning of period
               Income from investment operations:
Net investment income              .08       .30     .29     .29     .23     .21     .40      .52     .39       .31

Net gains (losses) on securities  2.33      1.22    3.70    1.56    1.89    1.75    6.61    (2.06)   5.38     (2.54)
(both realized and unrealized)

Total from investment operations  2.41      1.52    3.99    1.85    2.12    1.96    7.01    (1.54)   5.77     (2.23)

               Less distributions:


Dividends from net investment
   income                         (.07)     (.29)   (.29)   (.29)   (.23)   (.21)   (.40)    (.52)   (.39)     (.31)

Distributions from realized gains(4.05)     (.07)  (2.71)  (2.71)  (1.21)  (1.00)  (1.00)    (.57)   (.27)     (.11)

Excess distributions from net
   investment income              (.01)     (.01)     --      --      --      --      --       --      --        --

Total distributions              (4.13)     (.37)  (3.00)  (3.00)  (1.44)  (1.21)  (1.40)   (1.09)   (.66)     (.42)

Net asset value, end of period  $23.85    $25.57  $24.42  $23.43  $24.58  $23.90  $23.15   $17.54  $20.17    $15.06


      Ratios/supplemental data

                                  1997**    1996    1995    1994    1993    1992    1991     1990    1989      1988

Net assets, end of period       $4,415    $4,372  $3,845  $2,899  $2,308  $1,681   $1,191    $702     $660     $454
(in millions)

Ratio of expenses to average       .69%##    .68%    .69%    .68%    .68%    .70%     .70%    .70%     .73%     .69%
daily net assets

Ratio of net income to average     .59%##   1.15%   1.22%   1.20%    .94%    .91%    1.94%   2.69%    2.22%    2.01%
daily net assets

Portfolio turnover rate (excluding  84%      131%     88%     85%     65%     63%      74%     82%      42%     111%
short-term securities)

Total return***                   9.43%     6.15%  17.18%   7.61%   8.87%   8.54%   40.68%  (7.79%)  38.72%  (12.59%)

Average brokerage              $0.0513   $0.0565      --      --      --      --       --      --       --       --
commission rate#
    * For a share outstanding throughout the period. Rounded to the nearest cent.
   ** Six months ended Feb. 28, 1997 (Unaudited).
  *** Total return does not reflect  payment of the  expenses  that apply to the variable accounts or any annuity charges.
    # Beginning  in fiscal  1996,  the Fund is  required  to disclose an average brokerage  commission  rate.  The rate is calculated by dividing the total brokerage  commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares  purchased and sold.
   ## Adjusted to an annual basis.

      Special Income Fund
      Financial highlights

      Fiscal period ended Aug. 31,
      Per share income and capital changes*
                                  1997**    1996    1995    1994    1993    1992    1991     1990    1989      1988

Net asset value,                $11.54    $11.58  $11.05  $12.08  $11.26  $10.72  $10.10   $11.11  $10.88    $11.09
beginning of period
               Income from investment operations:
Net investment income              .43       .88     .88     .84     .85     .90     .97      .99    1.03      1.03

Net gains (losses) on securities   .43      (.07)    .56    (.99)    .82     .54     .62    (1.01)    .23      (.21)
(both realized and unrealized)

Total from investment operations   .86       .81    1.44    (.15)   1.67    1.44    1.59     (.02)   1.26       .82

               Less distributions:

Dividends from net investment     (.43)     (.85)   (.87)   (.85)   (.85)   (.90)   (.97)    (.99)  (1.03)    (1.03)
   income

Distributions from realized gains (.07)       --    (.02)   (.02)     --      --      --       --     --         --

Excess distributions from net       --        --    (.02)   (.01)     --      --      --       --     --         --
   investment income

Total distributions               (.50)     (.85)   (.91)   (.88)   (.85)   (.90)   (.97)    (.99)  (1.03)    (1.03)
Net asset value, end of period  $11.90    $11.54  $11.58  $11.05  $12.08  $11.26  $10.72   $10.10  $11.11    $10.88

      Ratios/supplemental data

                                  1997**    1996    1995    1994    1993    1992    1991     1990    1989      1988

Net assets, end of period       $1,941    $1,912  $1,703  $1,559  $1,551  $1,136    $800     $641    $565      $428
(in millions)

Ratio of expenses to average       .69%#     .68%    .68%    .67%    .69%    .71%    .70%     .71%    .73%      .69%
daily net assets

Ratio of net income to average    7.27%#    7.47%   8.08%   7.20%   7.41%   8.22%   9.31%    9.42%   9.37%     9.45%
daily net assets

Portfolio turnover rate (excluding  33%       56%     56%     57%     77%     92%      97%    118%     132%     169%
short-term securities)

Total return***                   7.45%     7.08%  13.75%  (1.30%) 15.47%  13.96%   16.54%   (.12%)  12.19%    7.76%

Average brokerage
commission rate#                    --   $0.0546      --      --      --      --       --      --       --       --
    * For a share outstanding throughout the period. Rounded to the nearest cent.
   ** Six months ended Feb. 28, 1997 (Unaudited).
  *** Total return does not reflect  payment of the  expenses  that apply to the variable accounts or any annuity charges.
    # Adjusted to an annual basis.
   ## Beginning  in fiscal  1996,  the Fund is  required  to disclose an average brokerage  commission  rate.  The rate is calculated by dividing the total brokerage  commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares  purchased and sold.

      Managed Fund
      Financial highlights

      Fiscal period ended Aug. 31,
      Per share income and capital changes*
                                  1997**    1996    1995    1994    1993    1992    1991     1990    1989      1988

Net asset value,                $16.00    $14.85  $13.65  $14.32  $13.08  $12.59  $10.93   $12.08   $9.87    $11.34
beginning of period
               Income from investment operations:
Net investment income              .23       .46     .40     .47     .49     .56     .58   .65        .48       .42

Net gains (losses) on securities
(both realized and unrealized)    2.31      1.15    1.20    (.26)   1.60     .95    2.11     (.67)   2.25     (1.47)

Total from investment operations
                                  2.54      1.61    1.60     .21    2.09    1.51    2.69     (.02)   2.73     (1.05)
               Less distributions:

Dividends from net investment
   income                         (.23)     (.46)   (.40)   (.47)   (.49)   (.56)   (.58)    (.65)   (.48)     (.42)

Distributions from realized gains
                                 (1.06)       --      --    (.41)   (.36)   (.46)   (.45)    (.48)   (.04)       --
Excess distributions from net
   investment income
                                 (1.29)     (.46)   (.40)   (.88)   (.85)  (1.02)  (1.03)   (1.13)   (.52)     (.42)
Total distributions

Net asset value, end of period  $17.25    $16.00  $14.85  $13.65  $14.32  $13.08  $12.59   $10.93  $12.08    $ 9.87

      Ratios/supplemental data

Net assets, end of period      $ 3,998   $ 3,482  $3,044  $2,499  $1,858  $1,169    $810     $545    $462      $381
(in millions)

Ratio of expenses to average       .65%#     .65%    .68%    .68%    .69%    .71%    .70%     .71%    .73%     .69%
daily net assets

Ratio of net income to average    2.68%#    2.94%   2.96%   3.46%   3.70%   4.35%   4.86%    5.42%   5.06%    4.42%
daily net assets

Portfolio turnover rate (excluding  36%       85%     72%     79%     58%     50%      52%     37%     69%      62%
short-term securities)

Total return***                  15.88%    10.95%  11.94%   1.51%  16.33%  12.14%   25.24%   (.23%)  28.47%  (9.06%)

Average brokerage              $0.0467   $0.0606      --      --      --      --       --      --       --       --
commission rate#
    * For a share outstanding throughout the period. Rounded to the nearest cent.
   ** Six months ended Feb. 28, 1997 (Unaudited).
  *** Total return does not reflect  payment of the  expenses  that apply to the variable accounts or any annuity charges.
    # Adjusted to an annual basis.
   ## Beginning  in fiscal  1996,  the Fund is  required  to disclose an average brokerage  commission  rate.  The rate is calculated by dividing the total brokerage  commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares  purchased and sold.

      Moneyshare Fund
      Financial highlights

      Fiscal period ended Aug. 31,
      Per share income and capital changes*
                                1997**  1996    1995    1994    1993    1992    1991     1990    1989      1988

Net asset value,
beginning of period            $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00   $1.00     $1.00

Income from investment operations:

Net investment income            .02     .05     .05     .03     .03     .04     .07      .08     .09       .07

Less distributions:

Dividends from
net investment income           (.02)   (.05)   (.05)   (.03)   (.03)   (.04)   (.07)    (.08)   (.09)     (.07)


Net asset value, end of period $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00   $1.00     $1.00

      Ratios/supplemental data

                                1997**  1996    1995    1994    1993    1992    1991     1990    1989      1988

Net assets, end of period       $365    $288    $227    $179    $180    $246    $285     $274    $160      $102
(in millions)

Ratio of expenses to average     .57%#   .56%    .59%    .57%    .60%    .60%    .57%     .62%    .54%      .58%
daily net assets

Ratio of net income to average  4.88%#  5.02%   5.23%   3.12%   2.67%   3.93%   6.55%    7.85%   8.68%     6.77%
daily net assets

Total return***                 2.43%   5.16%   5.27%   3.15%   2.73%   3.98%   6.77%    8.18%   8.99%     7.01%


    * For a share outstanding throughout the period. Rounded to the nearest cent.
   ** Six months ended Feb. 28, 1997 (Unaudited).
  *** Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
    # Adjusted to annual basis.

      International Equity Fund
      Financial highlights
      Per share income and capital changes*

      Fiscal period ended Aug. 31,

                                     1997**          1996          1995          1994          1993          1992***

Net asset value,                    13.30          $12.55        $12.91        $11.60        $10.01        $10.00
beginning of period

Income from investment operations:

Net investment income                 .03             .20           .17           .14           .15           .05

Net gains (losses) on securities      .52            1.01          (.37)         1.61          1.81           .01
(both realized and unrealized)

Total from investment operations      .55            1.21          (.20)         1.75          1.96           .06

                    Less distributions:

Dividends from net investment income   --            (.44)         (.16)         (.08)         (.15)         (.05)


Distributions from realized gains    (.21)           (.02)           --          (.29)         (.22)           --


Excess distributions from              --              --            --          (.07)           --            --
realized gains

Total distributions                  (.21)           (.46)         (.16)         (.44)         (.37)         (.05)


Net asset value, end of period     $13.64          $13.30        $12.55        $12.91        $11.60        $10.01

     Ratios/supplemental data
                                     1997**          1996          1995          1994          1993          1992***

Net assets, end of period          $1,999          $1,874        $1,442        $1,111          $291           $39
(in millions)

Ratio of expenses to average          .99%#           .96%         1.03%          .98%         1.10%         1.57%#
daily net assets

Ratio of net income to average        .44%#          1.28%         1.56%         1.09%         1.37%          .93%#
daily net assets

Portfolio turnover rate (excluding     40%             58%           38%           51%           62%           22%
short-term securities)

Total return##                       4.14%           9.64%        (1.77%)       15.11%        19.76%          .55%

Average brokerage                 $0.0186         $0.0186            --            --            --            --
commission rate###

    * For a share outstanding throughout the period. Rounded to the nearest cent.
   ** Six months ended Feb. 28, 1997 (Unaudited).
  *** Commencement of operations. Period from Jan. 13, 1992 to Aug. 31, 1992.
    # Adjusted to an annual basis.
   ## Total return does not reflect  payment of the  expenses  that apply to the variable accounts or any annuity charges.
  ### Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.


      Aggressive Growth Fund
      Financial highlights
      Per share income and capital changes*

      Fiscal period ended Aug. 31,

                                     1997***         1996          1995          1994          1993          1992**

Net asset value,                   $16.04          $14.44        $11.46        $11.68         $9.00        $10.00
beginning of period
                 Income from investment operations:

Net investment income                 .05             .10           .08           .01           .02           .02

Net gains (losses) on securities      .82            1.60          2.98          (.22)         2.68         (1.00)
(both realized and unrealized)

Total from investment operations      .87            1.70          3.06          (.21)         2.70          (.98)

    Less distributions:

Dividends from net investment income (.05)           (.10)         (.08)         (.01)         (.02)         (.02)


Distributions from realized gains   (1.71)             --            --            --            --            --

Total distributions                 (1.76)           (.10)         (.08)         (.01)         (.02)         (.02)

Net asset value, end of period     $15.15          $16.04        $14.44        $11.46        $11.68         $9.00

          Ratios/supplemental data

                                     1997***         1996          1995          1994          1993          1992**

Net assets, end of period          $2,133          $1,941        $1,412          $763          $299           $57
(in millions)

Ratio of expenses to average          .69%#           .69%          .70%          .69%          .75%          .98%#
daily net assets

Ratio of net income to average        .61%#           .65%          .72%          .14%          .28%          .21%#
daily net assets

Portfolio turnover rate (excluding     97%            189%          116%           59%           55%           28%
short-term securities)

Total return##                       5.42%          11.82%        26.80%        (1.77%)       29.98%        (9.76%)

Average brokerage                 $0.0429         $0.0531            --            --            --            --
commission rate###

    * For a share outstanding throughout the period. Rounded to the nearest cent.
   ** Commencement of operations. Period from Jan. 13, 1992 to Aug. 31, 1992.
  *** Six months ended Feb. 28, 1997 (Unaudited).
    # Adjusted to an annual basis.
   ## Total return does not reflect  payment of the  expenses  that apply to the variable accounts or any annuity charges.
  ### Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.

      Global Yield Fund
      Financial highlights
      Per share income and capital changes*

      Fiscal period ended Aug. 31,

                                                    1997***               1996**

Net asset value,                                  $10.08                $10.00
beginning of period
               Income from investment operations:

Net investment income                                .25                   .12


Net gains on securities                              .12                   .07
(both realized and unrealized)

Total from investment operations                     .37                   .19

      Less distributions:

Dividends from net investment                       (.18)                 (.11)
income

Net asset value, end of period                    $10.27                $10.08

          Ratios/supplemental data

                                                    1997***               1996**

Net assets, end of period                            $70                   $21
(in millions)

Ratio of expenses to average                        1.17%#                1.77%#
daily net assets

Ratio of net income to average                      5.24%#                4.96%#
daily net assets

Portfolio turnover rate (excluding                     3%                    4%
short-term securities)

Total return##                                      3.67%                 1.95%


    * For a share outstanding throughout the period.Rounded to the nearest cent. ** Commencement of operations. Period from May 1 to Aug. 31, 1996.
  *** Six months ended Feb. 28, 1997 (Unaudited).
    # Adjusted to an annual basis.
   ## Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

      Growth Dimensions Fund
      Financial highlights
      Per share income and capital changes*

      Fiscal period ended Aug. 31,

                                                    1997***               1996**

Net asset value,                                   $9.94                $10.00
beginning of period
               Income from investment operations:

Net investment income                                .04                   .03

Net gains(losses) on securities                     1.52                  (.06)
(both realized and unrealized)

Total from investment operations                    1.56                  (.03)

      Less distributions:

Dividends from net investment                       (.04)                 (.03)
income

Net asset value, end of period                    $11.46                 $9.94

          Ratios/supplemental data
                                                    1997***               1996**

Net assets, end of period                           $724                  $171
(in millions)

Ratio of expenses to average                         .77%#                1.04%#
daily net assets

Ratio of net income to average                       .97%#                1.69%#
daily net assets

Portfolio turnover rate (excluding                    10%                    4%
short-term securities)

Total return##                                     15.69%                 (.22%)

Average brokerage                                $0.0345               $0.0559
commission rate###

    * For a share outstanding throughout the period.Rounded to the nearest cent. ** Commencement of operations. Period from May 1 to Aug. 31, 1996.
  *** Six months ended Feb. 28, 1997 (Unaudited).
    # Adjusted to an annual basis.
   ## Total return does not reflect  payment of the  expenses  that apply to the variable accounts or any annuity charges.
  ### Beginning in fiscal year 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.

      Income Advantage Fund
      Financial highlights
      Per share income and capital changes*

      Fiscal period ended Aug. 31,

                                  1997***                1996**

Net asset value,                 $9.77                 $10.00
beginning of period

Income from investment operations:

Net investment income              .43                    .18


Net gains (losses) on securities   .41                   (.23)
 (both realized and unrealized)

Total from investment operations   .84                   (.05)

          Less distributions:


Dividends from net                (.43)                  (.18)
investment income

Net asset value, end of period  $10.18                  $9.77

          Ratios/supplemental data

                                  1997***                1996**

Net assets, end of period         $176                    $49
(in millions)

Ratio of expenses to average       .94%#                 1.53%#
daily net assets

Ratio of net income to average    8.98%#                 8.14%#
daily net assets

Portfolio turnover rate (excluding  67%                    22%
 short-term securities)

Total return##                    8.60%                  (.48%)


    * For a share outstanding throughout the period.Rounded to the nearest cent. ** Commencement of operations. Period from May 1 to Aug. 31, 1996.
  *** Six months ended Feb. 28, 1997 (Unaudited).
    # Adjusted to an annual basis.
   ## Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

      Retirement Annuity Mutual Funds           (Percentages represent value of
      Capital Resource Fund            investments compared to total net assets)
      Feb. 28, 1997 (Unaudited)

Common stocks(98.2%)
 Issuer                       Shares        Value(a)

 Aerospace & defense (1.8%)
 Boeing                      500,000  $  50,875,000
 Raytheon                    610,000     28,746,250
 Total                                   79,621,250

 Banks and savings & loans (10.1%)
 Bank of Boston              650,000     48,993,750
 First Union                 700,000     61,425,000
 KeyCorp                   1,000,000     53,500,000
 Mellon Bank                 750,000     60,281,250
 Norwest                     900,000     44,775,000
 SouthTrust                1,000,000     39,625,000
 State Street Boston       1,300,000    104,487,500
 Washington Mutual           650,000     34,368,750
 Total                                  447,456,250

 Beverages & tobacco (2.5%)
 Anheuser-Busch            1,100,000     48,950,000
 Coca-Cola                 1,000,000     61,000,000
 Total                                  109,950,000

 Building materials & construction (2.6%)
 Sherwin-Williams          1,000,000     56,125,000
 Tyco Intl                 1,000,000     59,000,000
 Total                                  115,125,000

 Chemicals (2.2%)
 Betz Laboratories           957,500     62,117,812
 Praxair                     700,000     34,037,500
 Total                                   96,155,312

 Communications equipment & services (0.6%)
 ADC Telecommunications      100,000(b)   2,700,000
 Motorola                    400,000     22,350,000
 Total                                   25,050,000

 Computers & office equipment (11.1%)
 Adaptec                   1,000,000(b)  38,062,500
 Cisco Systems               500,000(b)  27,812,500
 Compaq Computer             800,000(b)  63,400,000
 Computer Sciences           500,000(b)  33,750,000
 Fiserv                    1,150,000(b)  37,662,500
 Hewlett-Packard             526,500     29,484,000
 Ikon Office Solutions       750,000     30,937,500
 Microsoft                   700,000(b)  68,250,000
 Novell                    4,750,000(b,d)48,093,750
 Parametric Technology       625,000(b)  35,234,375
 Solectron                   900,000(b)  47,587,500
 Sterling Commerce         1,000,000(b)  29,000,000
 Total                                  489,274,625

 Electronics (5.2%)
 Intel                       500,000     70,937,500
 KLA Instruments             600,000(b)  25,012,500
 Microchip Technology        675,000(b)  25,228,125
 Molex                     1,000,000     35,750,000
 Teradyne                  1,500,000(b)  40,875,000
 Thomas & Betts              750,000     33,468,750
 Total                                  231,271,875

 Energy (4.4%)
 Exxon                       600,000     59,925,000
 Mobil                       350,000     42,962,500
 Noble Affiliates            700,000     27,300,000
 Tosco                       900,000     25,087,500
 Unocal                    1,000,000     38,625,000
 Total                                  193,900,000

 Energy equipment & services (1.5%)
 Fluor                       600,000     36,375,000
 Transocean Offshore         500,000     27,937,500
 Total                                   64,312,500

 Environmental services (1.3% )
 USA Waste Service         1,700,000(b)  61,200,000

 Financial services (3.2%)
 Associates First
    Capital Cl A             500,000     24,125,000
 Franklin Resources          500,000     29,250,000
 Morgan Stanley              568,350     35,877,094
 Travelers Group             950,000     50,943,750
 Total                                  140,195,844

 Food (1.7%)
 ConAgra                     800,000     42,400,000
 Quaker Oats                 600,000     21,525,000
 Tootsie Roll Inds           225,001(d)   9,506,292
 Total                                   73,431,292

 Health care (10.3%)
 ALZA                      1,500,000(b)  42,562,500
 Amgen                       800,000(b)  48,900,000
 Baxter Intl               1,100,000     50,600,000
 Boston Scientific           700,000(b)  46,375,000
 Bristol-Myers Squibb        200,000     26,100,000
 Guidant                   1,000,000     67,000,000
 Johnson & Johnson         1,000,000     57,625,000
 Lilly (Eli)                 364,200     31,821,975
 Merck                       600,000     55,200,000
 Watson Pharmaceuticals      700,000(b)  30,537,500
 Total                                  456,721,975

 Health care services (1.5%)
 Tenet Healthcare          2,000,000(b)  54,250,000
 United Healthcare           200,000      9,975,000
 Total                                   64,225,000

 Household products (2.3%)
 Gillette                    500,000     39,562,500
 Procter & Gamble            500,000     60,062,500
 Total                                   99,625,000

 Industrial equipment & services (3.1%)
 AGCO                      1,000,000     28,375,000
 Deere & Co                1,200,000     51,150,000
 Illinois Tool Works         700,000     59,062,500
 Total                                  138,587,500

 Insurance (2.4%)
 American Intl Group         500,000     60,500,000
 Progressive Corp Ohio       700,000     46,287,500
 Total                                  106,787,500

 Leisure time & entertainment (1.4%)
 Carnival Cl A             1,800,000     63,450,000

 Media (0.7%)
 Digital Generation          100,000(b)     487,500
 Time Warner                 700,000     28,700,000
 Total                                   29,187,500

 Multi-industry conglomerates (5.8%)
 Emerson Electric            500,000     49,500,000
 General Electric            707,900     72,825,213
 General Signal            1,500,000     65,437,500
 Westinghouse Electric     4,000,000     69,000,000
 Total                                  256,762,713

 Paper & packaging (1.3%)
 Crown Cork & Seal         1,000,000     55,500,000

 Restaurants & lodging (0.6%)
 Hilton Hotels             1,000,000     25,125,000

 Retail (8.6%)
 American Stores           1,000,000     44,750,000
 Arbor Drugs               1,500,000     28,875,000
 AutoZone                  1,900,000(b)  47,025,000
 Federated Dept Stores     1,500,000(b)  52,125,000
 Kmart                     3,000,000(b,e)37,500,000
 Kohl's                      500,000(b)  23,000,000
 Rite Aid                  1,300,000     54,762,500
 Safeway                   1,000,000(b,e)48,125,000
 Wal-Mart Stores           1,700,000     44,837,500
 Total                                  381,000,000

 Textiles & apparel (0.8%)
 Nike Cl B                   500,000     35,937,500

 Transportation (0.7%)
 Union Pacific               500,000     30,125,000

 Foreign (10.5%)(f)
 ACE                       1,000,000     65,000,000
 Amway Asia Pacific          963,600     39,146,250
 Baan                        350,000(b)  15,531,250
 BioChem Pharma              500,000(b)  26,500,000
 Elan ADR                    700,000(b,e)24,237,500
 Mid Ocean                   500,000(b)  24,750,000
 Nokia ADR                   550,000(e)  32,175,000
 Novartis                     29,000(b)  33,168,713
 Royal Dutch Petroleum       400,000     69,200,000
 Schlumberger                500,000     50,312,500
 SGS-THOMSON
    Microelectronics         500,000(b)  33,000,000
 SmithKline Beecham ADR      700,000     51,975,000
 Total                                  464,996,213

 Total common stocks
 (Cost: $3,946,455,881)              $4,334,974,849

Other (--%)
 Novartis
     Rights                   29,000(b) $ 1,836,476
 Viacom
     Warrants                350,000         10,938
 Total                                    1,847,414

 Total other
 (Cost: $ 908,625)                      $ 1,847,414

Short-term securities(2.3%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
               purchase

 Commercial paper (2.2%)
 Abbott Laboratories
      03-25-97     5.26%   $11,100,000  $11,061,224
 American General Capital
      03-04-97     5.31      5,500,000(c) 5,497,580
 ANZ (Delaware)
      03-06-97     5.31      1,700,000    1,698,751
 Bell Atlantic
      03-18-97     5.27     12,000,000   11,970,250
 BellSouth Capital Funding
      03-25-97     5.30      5,600,000    5,579,014
 BOC Group
      04-01-97     5.30      3,800,000    3,782,755
 Cargill Global
      03-17-97     5.30        800,000(c)   798,115
      03-17-97     5.35      2,200,000(c) 2,194,808
 Ciesco LP
      03-24-97     5.27      4,800,000    4,783,900
 CIT Group Holdings
      03-12-97     5.32      6,700,000    6,689,150
 Colgate-Palmolive
      03-20-97     5.27      6,400,000(c) 6,382,267
 Commerzbank U.S. Finance
      03-19-97     5.25      2,500,000    2,493,437
 Dean Witter, Discover & Co.
      03-19-97     5.34      8,800,000    8,776,680
 Fleet Funding
      04-01-97     5.28      3,600,000(c) 3,583,725
 Gannett
      03-10-97     5.29        300,000(c)   299,605
 Gateway Fuel
      04-08-97     5.31      5,700,000    5,668,292
 Lincoln Natl
      03-07-97     5.32      1,800,000(c) 1,798,410
 NBD Bank Canada
      03-25-97     5.27      4,600,000    4,583,900
 SBC Communications Capital
      03-21-97     5.27      5,900,000(c) 5,882,792
 Transamerica Finance
      03-03-97     5.31        900,000      899,734
      04-21-97     5.38      2,200,000    2,182,417
 Total                                   96,606,806

 Certificate of deposit (0.1%)
 Morgan Guaranty
      03-06-97     5.30      5,000,000    5,000,007

 Total short-term securities
 (Cost: $101,609,047)                  $101,606,813


 Total investment in securities
 (Cost: $4,048,973,553) (g)          $4,438,429,076

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Commercial paper sold within terms of a private placement memorandum, exempt under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(d) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended Feb. 28, 1997 are as follows:

                                    Beginning         Purchase               Sales           Ending      Dividend
Issuer                                   cost             cost                cost             cost        income
------------------------------------------------------------------------------------------------------------------------------------
Apple Computer                 $ 351,119,690 $             --        $351,119,690 $             --   $        --
Arbour Health Care                10,510,400          560,160          11,070,560               --            --
Coram Healthcare                  53,056,518          525,635          53,582,153               --            --
Data Processing Res                7,191,913        1,980,000           9,171,913               --            --
Fulcrum                           12,349,507               --          12,349,507               --            --
Giddings & Lewis                  35,781,980               --          35,781,980               --        63,000
Highlands Insurance Group         11,771,851               --          11,771,851               --            --
Interim Services                          --       55,325,150          55,325,150               --            --
New England Business
   Services                       16,439,262               --          16,439,262               --            --
Novell *                         271,423,011               --         207,240,186       64,182,825            --
Owens & Minor                     36,989,691               --          36,989,691               --       135,000
PRI Automation                            --       14,108,748          14,108,748               --            --
PacifiCare Health Systems
   CIB                            69,745,990               --          69,745,990               --            --
Quality Food Centers              19,161,528               --          19,161,528               --            --
Primadonna Resorts                29,029,535               --          29,029,535               --            --
Secure Computing                  16,450,748               --          16,450,748               --            --
Station Casinos                   24,837,880               --          24,837,880               --            --
Tootsie Roll Inds *               31,269,770        1,968,777          25,321,471        7,917,076       181,250
------------------------------------------------------------------------------------------------------------------------------------
                               $ 997,129,274     $ 74,468,470        $999,497,843     $ 72,099,901     $ 379,250
------------------------------------------------------------------------------------------------------------------------------------
* Issuer was not an affiliate for the entire fiscal period

(e) Security is partially or fully on loan. See Note 5 to the financial statements.

(f) Foreign security values are stated in U.S. dollars.

(g) At Feb. 28, 1997, the cost of securities for federal income tax purposes was approximately $4,048,974,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation       $468,320,000
Unrealized depreciation        (78,865,000)
Net unrealized appreciation   $389,455,000
See accompanying notes to investments in securities.

      Retirement Annuity Mutual Funds                                                         (Percentages represent value of
      Special Income Fund                                                            investments compared to total net assets)
      Feb. 28, 1997 (Unaudited)
====================================================================================================================================

Issuer                                    Coupon            Maturity           Principal               Value(a)
                                            rate                year              amount
Bonds (92.6%)
 U.S. government obligations (14.3%)
 U.S. Treasury                           3.375%                 2007           $17,017,680       $  17,065,500
                                         5.875                  2005            50,000,000          47,750,500
                                         6.375                  2002            10,900,000(h)       10,892,043
                                         7.00                   2006            30,000,000          30,846,000
                                         7.25                   2016            12,700,000(i)       13,194,665
                                         7.50                   2016            40,000,000          42,558,000
                                         7.875                  2021            12,000,000          13,300,440
                                         8.125                  2019            42,200,000          47,897,422
 Resolution Funding Corp                 8.125                  2019            48,059,000          53,792,919
 Total                                                                                             277,297,489

 Mortgage backed securities (19.2%)
 Federal Home Loan Mtge Corp             8.00                   2024             8,431,093           8,617,673
                                         8.50                   2027            10,320,750          10,688,375
                                         9.00                2007-25            12,508,821          13,017,891
    Collateralized Mtge Obligation       3.24                   2023             6,101,857           3,192,309
                                         7.00                   2022            23,395,000          22,430,745
                                         8.50                   2022            10,000,000          10,637,000
       Inverse Floater                   4.17                   2024            16,150,000(g)        9,368,292
 Federal Natl Mtge Assn                  6.00                2024-26            28,479,077          26,362,597
                                         6.50                2010-25            98,960,286          94,965,305
                                         7.00                   2025             7,535,718           7,348,757
                                         7.50                2025-27            71,037,365          70,939,389
                                         8.00                2021-22             5,556,966           5,680,940
                                         8.50                2007-23            19,213,784          20,042,219
                                         9.00                   2024             9,258,513           9,845,873
    Collateralized Mtge Obligation
       Inverse Floater                   3.29                   2024            13,627,812(g)        6,195,476
                                         3.30                   2023             7,244,751(g)        5,130,563
 Govt Natl Mtge Assn                     6.00                2023-24            40,430,603          37,551,944
                                         7.00                   2024             7,210,969(j)        7,391,244
 Structured Asset Securities Corp
    Collateralized Mtge Obligation       6.76                   2028             2,500,000           2,483,594
 Total                                                                                             371,890,186

 Aerospace & defense (0.7%)
 Airplanes Cl D                         10.875                  2019             2,750,000           3,148,750
 Alliant Techsystems
    Sr Sub Nts                          11.75                   2003             3,000,000(d)        3,330,000
 BE Aerospace                            9.875                  2006             5,000,000(d)        5,231,250
 Newport News                            8.625                  2006             1,250,000           1,293,750
 Total                                                                                              13,003,750

 Airlines (0.3%)
 AMR                                      9.50                  2001             4,500,000           4,912,200


 Automotive & related (2.2%)
 Arvin Capital                           9.50                   2027             5,000,000           4,994,200
 Ford Motor Credit                       7.50                   2003             5,000,000           5,168,650
 General Motors Acceptance               7.85                   1997            20,000,000          20,295,200
    Medium-term Nts                      5.95                   1998            10,000,000           9,969,000
 Mascotech
    Cv                                   4.50                   2003             3,500,000           3,027,500
 Total                                                                                              43,454,550

 Banks and savings & loans (1.4%)
 First Nationwide                       10.625                  2003             2,940,000(d)        3,263,400
 Fleet/Norstar Financial                 9.00                   2001             5,000,000           5,421,550
                                         9.90                   2001             5,000,000           5,550,400
 Morgan (JP)
    Sr Sub Nts Series A                  4.00                   2012            13,400,000(k)       13,383,920
 Total                                                                                              27,619,270

 Building materials & construction (0.6%)
 Masco                                   9.00                   2001             5,000,000           5,427,650
 McQuay (AAF)
    Sr Nts                               8.875                  2003             6,670,000           6,736,700
 Total                                                                                              12,164,350

 Chemicals (0.4%)
 General Chemical                        9.25                   2003             5,000,000           5,137,500
 ISP Holdings                            9.75                   2002             1,733,000(d)        1,841,312
 Total                                                                                               6,978,812


 Communications equipment & services (0.9%)
 Celcaribe
    Zero Coupon Cv                       5.95                   1998             1,700,000(d,m)      1,538,500
    Zero Coupon Cv                      16.23                   1998             1,450,000(d,m)      1,856,000
 CenCall Communications
    Zero Coupon Cv                      22.79                   1999             4,000,000(m)        3,060,000
 Comcast Cellular
    Zero Coupon with attached put        9.53                   2000             4,475,000(l)        3,283,531
 GST Telecommunications
    Zero Coupon                          2.84                   2000             1,745,000(d,m)      1,361,100
 Intl Cabletel
    Zero Coupon                         11.48                   2001             5,000,000(d,m)      3,431,250
 Shared Technologies
    Zero Coupon                         12.25                   1999             4,000,000(d,m)      3,410,000
 Total                                                                                              17,940,381

 Computers & office equipment (0.3%)
 HMT Technology                          5.75                   2004             2,040,000(d)        2,154,750
 Softkey Intl
    Cv                                   5.50                   2000             5,000,000(d)        3,925,000
 Total                                                                                               6,079,750

 Electronics (0.3%)
 Cirrus Logic
    Sub Nts                              6.00                   2003             2,375,000(d)        2,039,531
 Thomas & Betts                          6.50                   2006             4,500,000(d)        4,267,575
 Total                                                                                               6,307,106

 Energy (2.5%)
 Forcenergy
    Sr Sub Nts                           9.50                   2006             2,100,000           2,215,500
 Honam Oil                               7.125                  2005             9,000,000(d)        8,753,850
 Occidental Petroleum
    Medium-term Nts                     10.98                   2000             5,000,000           5,608,150
    with attached put                    9.25                   2019             8,725,000          10,156,947
 Oryx Energy                            10.00                   2001             5,000,000           5,434,800
 PDV America                             7.875                  2003             7,500,000           7,594,650
 Transamerican Refining                 18.00                   2002             3,000,000(k)        2,782,500
 Triton Energy
    Sr Sub Disc Nts                      9.75                   2000             5,000,000           5,293,750
 Total                                                                                              47,840,147

 Financial services (2.1%)
 Cityscape Financial                    11.00                   1998            15,000,000          15,000,000
 First Union REIT
    Sub Nts                              8.875                  2003             4,000,000           3,780,000
 GPA Delaware                            8.75                   1998             1,500,000           1,526,250
 Household Finance
    Sr Sub Nts                           9.55                   2000             6,500,000           7,021,040
 Malan Realty REIT
    Cv                                   9.50                   2004             1,490,000(d)        1,493,725
 Olympic Financial                      13.00                   2000             6,500,000           7,418,125
 Salomon Brothers Holdings
    Medium-term Nts                      6.99                   1999             5,000,000           5,042,900
 Total                                                                                              41,282,040

 Furniture & appliances (0.3%)
 Interface                               9.50                   2005             5,000,000(d)        5,212,500

 Health care (0.6%)
 Dade Intl
    Sr Sub Nts                          11.125                  2006             3,000,000(e)        3,281,250
 Lilly (Eli)                             6.77                   2036            10,000,000           9,104,200
 Total                                                                                              12,385,450

 Health care services (2.1%)
 Columbia/HCA Healthcare                 7.69                   2025             6,500,000           6,521,255
 Foundation Health                       7.75                   2003             3,250,000           3,351,140
 Healthsource
    Cv                                   5.00                   2003               180,000(e)          177,300
 Magellan Health
    Sr Sub Nts                          11.25                   2004             5,000,000(d)        5,581,250
 Merit Behavioral                       11.50                   2005             2,000,000(d)        2,192,500
 Novacare
    Sub Deb                              5.50                   2000             3,000,000           2,715,000
 Owens & Minor
    Sr Sub Nts                          10.875                  2006             2,000,000           2,200,000
 Tenet Healthcare
    Sr Nts                               8.625                  2003             4,000,000           4,200,000
    Sr Sub Nts                          10.125                  2005            11,800,000          13,024,250
 Total                                                                                              39,962,695

 Household products (0.2%)
 Revlon Consumer Products                9.375                  2001             2,500,000           2,584,375
 Sweetheart Cup
    Sr Sub Nts                           9.625                  2000             2,000,000           2,065,000
 Total                                                                                               4,649,375

 Industrial equipment & services (0.9%)
 AGCO                                    8.50                   2006             2,800,000(d)        2,915,500
 Case                                    7.25                   2005             5,475,000           5,454,085
 Clark Equipment                         9.75                   2001             5,000,000           5,443,300
 IDEX                                    9.75                   2002             3,000,000           3,135,000
 Molten Metal Technology
    Sub Nts                              5.50                   2006             1,000,000(e)          667,500
 Total                                                                                              17,615,385

 Insurance (1.3%)
 Americo Life                            9.25                   2005             4,500,000           4,483,125
 Executive Risk Capital Trust            8.675                  2027             3,500,000(d)        3,538,885
 Nationwide CSN Trust                    9.875                  2025             6,500,000(d)       11,536,560
 New England Mutual
    Credit Sensitive Nts                 7.875                  2024             5,000,000(d)        4,958,200
 Total                                                                                              24,516,770

 Leisure time & entertainment (1.1%)
 Coast Hotels                           13.00                   2002             1,600,000(d)        1,800,000
 E & S Holdings
    Sr Sub Nts                          10.375                  2006             1,500,000(d)        1,578,750
 Hammons (JQ) Hotels                     8.875                  2004             3,400,000           3,391,500
 Plitt Theatres                         10.875                  2004             5,000,000           5,150,000
 Trump Atlantic City Funding            11.25                   2006             7,500,000           7,256,250
 Trump Holdings
    Sr Nts                              15.50                   2005             2,500,000           2,862,500
 Total                                                                                              22,039,000


 Media (5.0%)
 Ackerley Communications
    Sr Secured Nts                      10.75                   2003             2,500,000(d)        2,681,250
 American Telecasting
    Zero Coupon                          9.73                   2000             4,000,000(e,m)      1,200,000
 Cablevision Systems                    10.50                   2016             5,000,000           5,275,000
                                        10.75                   2004             2,000,000           2,075,000
 Cox Communications                      7.625                  2025            10,000,000           9,766,200
 Heritage Media Services                 8.75                   2006             2,000,000           1,960,000
 Lamar Advertising                       9.625                  2006             1,350,000           1,417,500
 News America Holdings                   8.875                  2023             2,500,000           2,714,500
                                        10.125                  2012            10,000,000          11,351,400
 People's Choice TV
    Zero Coupon                         10.43                   2000             5,000,000(m)        2,300,000
 Scandinavian Broadcasting
    Cv Sub Deb                           7.25                   2005             4,670,000           4,203,000
 Time Warner Entertainment               6.21                   2000             2,500,000           2,509,375
                                         7.975                  2004             1,500,000           1,544,265
                                         8.11                   2006             3,000,000           3,099,510
                                         8.18                   2007             3,000,000           3,108,360
                                         8.375                  2033             7,500,000(d)        7,580,250
                                         9.15                   2023            10,000,000          11,012,600
 United Artist Theatre                   9.30                   2015             4,915,733(d)        4,553,197
 Univision Network
    Sub Nts                              7.00                   2002            14,390,000(e)       13,454,650
 ViaCom                                  7.00                   2003             2,500,000           2,355,025
                                         8.00                   2006             3,000,000           2,970,000
 Total                                                                                              97,131,082


 Metals (0.5%)
 Bar Technologies
    with warrants                       13.50                   2001             4,500,000(d)        4,612,500
 Santa Fe Gold                           8.375                  2005             5,000,000           5,231,250
 Total                                                                                               9,843,750
 Multi-industry conglomerates (0.7%)
 Mark IV Inds                            8.75                   2003             3,500,000           3,609,375
 Prime Succession Acquisition           10.75                   2004             2,125,000(d)        2,353,437
 Talley Mfg & Technology
    Sr Nts                              10.75                   2003             2,500,000           2,637,500
 USI American Holdings
    Sr Nts                               7.25                   2006             6,000,000(d)        5,831,820
 Total                                                                                              14,432,132

 Natural gas (0.4%)
 Transco Energy                          9.875                  2020             6,000,000           7,070,640

 Paper & packaging (2.5%)
 APP Intl Finance                       11.75                   2005             5,000,000           5,512,500
 Chesapeake                              9.875                  2003             5,000,000           5,678,400
 Crown Cork & Seal                       8.00                   2023             5,000,000           4,902,800
 Federal Paperboard                     10.00                   2011             6,000,000           7,369,080
 Gaylord                                                        1996             5,500,000           6,105,000
 Grupo Industrial Durango               12.625                  2003             4,000,000           4,500,000
 Pope & Talbot                           8.375                  2013             4,000,000           3,531,520
 Scotia Pacific Holding                  7.95                   2015             6,378,272           6,412,077
 Silgan
    Sr Sub Nts                          11.75                   2002             2,000,000           2,152,500
 Silgan Holdings
    Sr Disc Deb                         13.25                   2002               552,000             560,970
 Stone Container
    Sr Nts                              12.625                  1998             1,500,000           1,588,125
 Total                                                                                              48,312,972


 Retail (1.9%)
 Dairy Mart Convenience Stores
    Sr Sub Nts                          10.25                   2004             1,500,000           1,477,500
 Dayton Hudson                           8.50                   2022             3,000,000           3,030,750
 Eye Care Center                        12.00                   2003             3,000,000           3,255,000
 Kroger                                  8.15                   2006             3,000,000           3,101,250
                                         9.25                   2005             3,000,000           3,165,000
 Penn Traffic
    Sr Nts                               8.625                  2003             3,500,000           2,870,000
 Pueblo Xtra Intl
    Sr Nts                               9.50                   2003             4,000,000           3,860,000
 Revco (DS)
    Sr Nts                               9.125                  2000             2,000,000           2,093,020
 Wal-Mart Stores                         7.00                   2006            14,566,985(d)       14,642,588
 Total                                                                                              37,495,108

 Textiles & apparel (0.8%)
 Dominion Textiles                       9.25                   2006             1,000,000           1,040,000
 Pillowtex                              10.00                   2006             4,500,000(d)        4,764,375
 Polysindo Intl Finance                 11.375                  2006             2,300,000           2,507,000
 VF Corp                                 9.50                   2001             5,000,000           5,482,650
 Westpoint Stevens                       8.75                   2001             2,500,000           2,606,250
 Total                                                                                              16,400,275

 Transportation (0.3%)
 CSX
    Medium-term Nts                      9.23                   1998             5,000,000           5,134,950

 Utilities -- electric (4.4%)
 Boston Edison                           9.875                  2020             5,000,000           5,426,400
 Cleveland Electric                      9.50                   2005             6,000,000           6,336,720
 Long Island Lighting                    9.625                  2024             9,000,000           9,128,790
 Louisiana Power & Light
    Sale Lease-backed Obligation        10.67                   2017             2,500,000           2,661,300
 Midland Cogeneration Venture           10.33                   2002             1,708,953           1,837,124
                                        10.33                   2002             1,472,137(d)        1,582,548
                                        11.75                   2005             5,000,000           5,693,750
 Niagara Mohawk Power                    7.75                   2006            10,500,000           9,970,485
 Ohio Edison                             6.875                  2005             2,000,000           1,895,100
 RGS Funding AEGCO
    Sale Lease-backed Obligation         9.82                   2022             2,484,779           2,971,373
 RGS Funding IME
    Sale Lease-backed Obligation         9.82                   2022             2,484,803           2,971,403
 Sithe Independent Funding               9.00                   2013             7,500,000(d)        7,655,175
 Texas-New Mexico Power
    1st Mtge                             9.25                   2000             3,500,000           3,718,750
 Texas Utilities                         9.70                   2002             6,000,000           6,704,280
 Texas Utilities Electric
    1st Mtge                             9.75                   2021             6,350,000           7,171,690
 TU Electric Captial                     8.175                  2037            10,000,000(k)       10,028,300
 Total                                                                                              85,753,188


 Utilities -- telephone (2.6%)
 Bell Telephone of Pennsylvania         7.375                   2033            10,000,000           9,581,900
 CCPR Services                          10.00                   2007             1,500,000(d)        1,503,750
 Geotek Communications
    Cv                                  12.00                   2001             4,630,000(e)        4,514,250
    Zero Coupon                         18.71                   2005             5,000,000(d,m)      3,050,000
 GTE                                    10.25                   2020             7,000,000           7,938,560
 New England Tel & Tel                   9.00                   2031             7,500,000           8,174,175
 Omnipoint                              11.625                  2006            10,000,000(d)       10,100,000
 U S WEST                                7.20                   2026             6,000,000           5,617,800
 Total                                                                                              50,480,435

 Miscellaneous (1.4%)
 Adams Outdoor Advertising              10.75                   2006             4,500,000(e)        4,871,250
 Coty                                   10.25                   2005             1,500,000           1,635,000
 Outsourcing Solutions                  11.00                   2006             1,775,000(d,h)      1,921,438
 Packard Bioscience
    Sr Sub Nts                           9.375                  2007             2,000,000(d)        2,035,000
 Petersburg
    Zero Coupon                         20.83                   2004             5,000,000(d,l)      4,101,950
 Pierce Leahy                           11.125                  2006             1,250,000(d)        1,390,625
 US Trust Capital                        8.41                   2027             3,500,000(d)        3,590,545
 Unifi Communications
    with warrants                       14.00                   2004             7,000,000(d)        7,280,000
 Total                                                                                              26,825,808

 Foreign (20.4%)(c)
 Alcan Aluminum
    (U.S. Dollar)                        8.875                  2022             6,750,000           7,236,608
 ALFA Bank Loan Participation
    (U.S. Dollar)                       10.85                   1997             5,000,000           5,000,000
 BAA Euro
    (British Pound)                      5.75                   2006             2,000,000           3,463,117
 Banca Italy N.Y.
    (U.S. Dollar)                        8.25                   2007             5,000,000           5,284,150
 Banque Audi
    (U.S. Dollar)                        9.375                  2001             2,500,000(d)        2,612,500
 CEI Citicorp
    (Argentina Peso)                    11.25                   2007             5,000,000(d)        4,862,500
    (U.S. Dollar)                        8.50                   2002             4,000,000(d)        3,950,000
 Carter Holt Harvey
    (U.S. Dollar)                        8.875                  2004             5,000,000           5,448,850
 Celestica Intl
    (U.S. Dollar) Sr Sub Nts            10.50                   2006             2,000,000(d)        2,190,000
 Dao Heng Bank
    (U.S. Dollar) Sub Nts                7.75                   2007             5,500,000(e)        5,582,500
 Deutsche Bank Finance
    (U.S. Dollar) Zero Coupon            4.50                   2017             7,440,000(d,l)      3,059,700
 Delta Electronic
    (U.S. Dollar)                         .50                   2004             1,680,000(d)        1,688,400
 Dominion Textiles
    (U.S. Dollar)                        8.875                  2003             4,000,000           4,120,000
 Ford Capital BV
    (U.S. Dollar)                        9.875                  2002             5,000,000           5,678,850
 FSW Intl
    (U.S. Dollar)                       12.50                   2006             2,750,000(d)        2,942,500
 Globo Communicacoes
    (U.S. Dollar)                       10.50                   2006             1,250,000(d)        1,284,375
 Govt of Algeria
    (U.S. Dollar)                                               2006             6,000,000           4,905,000
 Govt of Argentina
    (Argentina Peso)                    11.75                   2007             8,300,000(h)        8,746,125
    (Duetsch Mark)                       7.125                  2023             6,500,000(k)        5,395,000
    (U.S. Dollar)                       11.375                  2017             7,000,000(h)        7,437,500
 Govt of Bulgaria
    (U.S. Dollar)                        6.31                   2011            16,500,000(k,o)      9,920,625
 Govt of Canada
    (Canadian Dollar)                    7.64                   2001            17,000,000          14,728,651
 Govt of Panama
    (U.S. Dollar)                        6.525                  2016             4,309,755(k)        3,652,517
 Govt of Poland
    (Polish Zloty)                      12.00                   2002            18,900,000          4,885,242
    (U.S. Dollar)                        2.75                   2024            10,000,000(k)        5,600,000
    (U.S. Dollar)                        3.75                   2014             5,000,000(k)        4,175,000
 Govt of Russia
    (U.S. Dollar)                        6.38                   2049             7,000,000(n)        4,221,910
    (U.S. Dollar)                        6.60                   2029             4,750,000(n)        3,402,187
    (U.S. Dollar)                        9.25                   2001            12,100,000(d,n)     11,979,000
 Govt of Venezuela
    (U.S. Dollar)                        6.625                  2007            24,500,000(k)       22,295,000
 Grupo Televisa
    (U.S. Dollar)                       11.375                  2003               250,000             272,500
    (U.S. Dollar)                       13.25                   2008             4,000,000(m)        2,765,000
 Groupe Videotron
    (U.S. Dollar)                       10.625                  2005             2,000,000           2,247,500
 Gulf Canada Resources
    (U.S. Dollar)                        9.00                   1999             5,000,000           5,243,750
 Hydro Quebec
    (U.S. Dollar)                        8.50                   2029            20,000,000          21,898,600
 Imexsa Export Trust
    (U.S. Dollar)                       10.125                  2003             5,000,000(d)        5,206,250
 Ivaco
    (U.S. Dollar)                       11.50                   2005             2,000,000           2,150,000
 MacMillan Bloedel
    (U.S. Dollar)                        8.50                   2004             7,500,000           7,907,250
 MDC Communications
    (U.S. Dollar)                       10.50                   2006             1,700,000           1,785,000
 Natl Power
    (U.S. Dollar)                        8.40                   2016             7,500,000           7,413,000
 Ogden Euro
    (U.S. Dollar) Cv                     6.00                   2002             2,200,000           2,081,750
 Perez Companc
    (U.S. Dollar)                        9.00                   2004             3,000,000(d)        3,000,000
 Petronas
    (U.S. Dollar) Cv                     7.75                   2015            10,000,000(d)       10,297,500
 Philippine Long Distance
    (U.S. Dollar)                        7.85                   2007             3,000,000(d)        2,987,700
    (U.S. Dollar)                        8.35                   2017             3,000,000(d)        2,954,220
 Ras Laffan Liquid Natural Gas
    (U.S. Dollar)                        8.29                   2014            10,800,000(d)       11,423,700
 Repap New Brunswick
    (U.S. Dollar)                       10.625                  2000             2,000,000           2,022,500
 Republic of Brazil
    (U.S. Dollar) C Bonds                8.00                   2014             6,057,535(k)        4,785,453
    (U.S. Dollar) Inverse Floater        6.563                  2012             5,750,000(g)        4,657,500
 Republic of Columbia
    (U.S. Dollar)                        8.70                   2016             3,000,000           3,045,000
 Republic of Italy
    (U.S. Dollar)                        6.875                  2023             7,500,000           7,052,850
 Republic of Panama
    (U.S. Dollar)                        7.875                  2002             2,500,000(d)        2,507,350
 Rogers Cable Systems
    (Canadian Dollar)                    9.65                   2014             2,700,000           1,945,572
 Rogers Cantel Mobile
    (U.S. Dollar)                        9.375                  2008             4,650,000           4,940,625
    (U.S. Dollar)                       11.125                  2002             1,000,000           1,062,500
 State of Isreal
    (U.S. Dollar)                        6.375                  2005             3,700,000           3,464,347
 Tarkett Intl
    (U.S. Dollar)                        9.00                   2002             4,000,000(d)        4,080,000
 Telekom Malaysia
    (U.S. Dollar)                        7.875                  2025            10,000,000(d)       10,187,900
 Transport Maritima Mex
    (U.S. Dollar)                       10.00                   2006             2,550,000(d)        2,537,250
 TV Azteca
    (U.S. Dollar)                       10.50                   2007             2,500,000           2,562,500
 United Kingdom Treasury
    (British Pound)                      8.00                   2003             9,500,000          16,188,698
 United Mexican States
    (U.S. Dollar)                       11.375                  2016             5,500,000(h)        6,070,625
    (U.S. Dollar)                       11.50                   2026            21,525,000(h)       24,064,950
 Vneshekonom Bank
    (U.S. Dollar) Zero Coupon            7.50                   1997             9,000,000(l)        7,515,000
 WMC Finance
    (U.S. Dollar)                        7.25                   2013            10,000,000           9,762,500
 Zhuhai Highway
    (U.S. Dollar)                       11.50                   2008            10,000,000(d)       11,425,000
 Total                                                                                             395,259,647

 Total bonds
 (Cost: $1,746,227,402)                                                                         $1,797,291,193

Common stocks (.01%)
Issuer                       Shares        Value(a)

 Celcaribe                  276,420(b,d)$   587,392
 Great Bay Power                 28(b)          233
 Methanex                   200,000(b)    1,950,000
 Specialty Foods             15,000(b)        5,625
 Triangle Wire & Cable       84,444(b,e)     84,444

 Total common stocks
 (Cost: $6,512,694)                      $2,627,694

Preferred stocks & other (.04%)
 American Communications Services
    Warrants                  6,000(d)    $ 330,000
 Bar Technologies
    Warrants                  4,500(d)      247,500
 Dairy Mart Convenience Stores
    Warrants                 10,000          25,000
 Eye Care Center
    Warrants                  3,000(d)       12,000
 First Nationwide Bank
    11.50%                   25,000       2,893,750
 Geotek
    Warrants                250,000(d)      437,500
 Paxson Communications
    12.50% Pay-in-kind       33,600      3,376,800
 Station Casinos
    7% Cv                    15,000         690,000

 Total preferred stocks & other
 (Cost: $6,723,375)                      $8,012,550

Short-term securities (6.6%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
               purchase

 Commercial paper (6.6%)
 American General Finance
      03-03-97     5.31%    $4,700,000   $4,698,621
      03-20-97     5.34      5,300,000    5,285,147
 Ameritech Capital Funding
      03-17-97     5.31      3,500,000(f) 3,491,787
 ANZ (Delaware)
      03-06-97     5.31        400,000      399,706
 Avco Financial Services
      05-12-97     5.40      4,900,000    4,844,656
 BHP Finance
      04-08-97     5.37      1,500,000    1,491,147
 BOC Group
      03-24-97     5.30%     7,000,000(f) 6,983,573
      03-24-97     5.28      8,700,000(f) 8,670,763
 Cargill
      03-10-97     5.34      3,300,000    3,295,555
 Commercial Credit
      04-08-97     5.31     10,000,000    9,944,372
 First Chicago NBD
      03-11-97     5.31      9,000,000    8,986,775
 Fleet Funding
      03-13-97     5.32      2,600,000(f) 2,595,389
 Gannett
      03-10-97     5.29      1,500,000    1,498,024
 Gateway Fuel
      03-13-97     5.32      1,300,000    1,297,703
 General Electric Capital
      03-17-97     5.35      8,200,000    8,180,611
 Goldman Sachs Group
      03-13-97     5.32      2,700,000    2,695,230
 Natl Australia Funding (Delaware)
      03-07-97     5.34      3,700,000    3,696,732
      03-12-97     5.36      2,800,000    2,794,877
 Novartis Finance
      03-04-97     5.32      4,700,000(f) 4,697,924
 Paccar Financial
      03-06-97     5.29      2,800,000    2,797,947
      03-27-97     5.31      7,800,000    7,770,200
 Reed Elsevier
      03-14-97     5.29     10,100,000(f)10,080,779
      03-14-97     5.36      6,700,000(f) 6,685,662
      03-25-97     5.35      3,000,000(f) 2,989,380
      04-09-97     5.33      4,000,000(f) 3,977,033
 Transamerica Finance
      03-14-97     5.29      1,200,000    1,197,716
 UBS Finance (Delaware)
      03-14-97     5.27        700,000      698,673
 U S WEST Communications
      04-02-97     5.31      7,000,000    6,967,147
 Total                                  128,713,129

 Total short-term securities
 (Cost: $128,713,129)                  $128,713,129

 Total investments in securities
 (Cost: $1,888,176,600)(p)           $1,936,644,566

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, items identified are in default as to payment of interest or principal.

(c) Foreign securities values are stated in U.S. dollars; principal amounts are denominated in the currency indicated.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 1997, is as follows:

                                         Acquisition       Purchase
 Security                                       date           cost

--------------------------------------------------------------------------------
 Adams Outdoor Advertising
    10.75% 2006               03-05-96 thru 04-16-96      $4,518,750
 American Telecasting
    Zero Coupon
    11.75% 2000               03-07-96 thru 03-08-96       2,635,000
 Dade Intl*
    Sr Sub Nts
    11.125% 2006                            04-30-96       3,000,000
 Dao Heng Bank*
    7.75% 2007                              01-16-97       5,494,335
 Geotek Communications
    Cv
    12% 2001                                03-04-96       4,630,000
 Healthsource*
    5% 2003                   06-28-96 thru 07-03-96         419,850
 Molten Metal Technology*
    Sub Nts
    5.50% 2006                              10-30-96         700,000
 Triangle Wire & Cable                      01-13-92       2,000,018
 Univision Network
    Sub Nts
    7.00 % 2002               09-26-96 thru 11-05-96      12,687,250

*Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offered Rate) Index. Interest rate disclosed is the rate in effect on Feb. 28, 1997. Inverse floaters in the aggregate represent 1.1% of the Fund's net assets as of Feb. 28, 1997.

(h) Security is partially or fully on loan. See Note 5 to the financial statements.

(i) Partially pledged as initial margin deposit on the following open interest rate futures contract (See Note 7 to the financial statements):

Type of security                                               Notional amount
--------------------------------------------------------------------------------
Sales contracts
U.S. Treasury Bonds March 1990                                    $600,000,000

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 1997.

(k) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 1997.

(l) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(m) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(n) At Feb. 28, 1997, the cost of securities purchased, including interest purchased, on a when-issued basis was $24,327,513.

(o) At Feb. 28, 1997, securities valued at $511,063 were held to cover open call options written as follows:

Issuer            Number of    Exercise     Expiration       Value
                  contracts       price           date
--------------------------------------------------------------------------------
Govt of Bulgaria        850         $59     March 1997    $211,047

At Feb. 28, 1997, cash or short-term securities were designated to cover open put options written as follows:

Issuer            Number of    Exercise     Expiration       Value
                  contracts       price           date
--------------------------------------------------------------------------------
Govt of Bulgaria        850         $59     March 1997    $119,723

(p) At Feb. 28, 1997, the cost of securities for federal income tax purposes was approximately $1,884,670,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.............................$75,045,000
Unrealized depreciation.............................(23,070,000)
Net unrealized appreciation.........................$51,975,000

See accompanying notes to investments in securities.

      Retirement Annuity Mutual Funds
      Managed Fund                              (Percentages represent value of
      Feb. 28, 1997 (Unaudited)        investments compared to total net assets)

Issuer                       Shares        Value(a)

Common stocks (63.8%)
 Aerospace & defense (3.4%)
 Allied Signal               400,000  $  28,900,000
 Boeing                      450,000     45,787,500
 Lockheed Martin             267,802     23,700,477
 United Technologies         480,000     36,120,000
 Total                                  134,507,977

 Airlines (0.4%)
 Southwest Airlines          600,000     14,100,000

 Banks and savings & loans (2.2%)
 Citicorp                    230,000     26,852,500
 Norwest                     700,000     34,825,000
 Washington Mutual           497,300     26,294,738
 Total                                   87,972,238

 Beverages & tobacco (2.7%)
 Anheuser-Busch              300,000     13,350,000
 Coca-Cola                   740,000     45,140,000
 Philip Morris               380,000     51,347,500
 Total                                  109,837,500

 Building materials & construction (2.4%)
 Clayton Homes             1,918,750     27,342,188
 Martin Marietta Materials 1,144,624     30,189,458
 Tyco Intl                   625,000     36,875,000
 Total                                   94,406,646

 Communications equipment & services (1.0%)
 ADC Telecommunications      700,000(b)  18,900,000
 Loral Space Communication 1,325,000(b)  21,365,625
 Total                                   40,265,625

 Computers & office equipment (7.2%)
 American Power Conversion   900,000(b)  18,787,500
 Cisco Systems               200,000(b)  11,125,000
 Compaq Computer             880,000(b)  69,740,000
 Computer Associates         530,000     23,055,000
 First Data                  700,000     25,637,500
 First USA Paymentech        318,500(b)   9,515,187
 Hewlett Packard             500,000     28,000,000
 Ikon Office Solutions         1,000         41,250
 Learning                    800,000(b)   7,700,000
 Microsoft                   400,000(b,g)39,000,000
 Oracle Systems              300,000(b)  11,775,000
 Solectron                   475,000(b)  25,115,625
 3 Com                       500,000(b)  16,554,688
 Total                                  286,046,750

 Electronics (2.9%)
 Intel                       575,000     81,578,125
 Maxim Integrated Products   500,000(b)  24,812,500
 Tencor Instruments          250,000(b)  10,015,625
 Total                                  116,406,250

 Energy (1.6%)
 Amoco                       340,000     28,730,000
 Shell Transport & Trading   330,000(g)  33,453,750
 Total                                   62,183,750

 Energy equipment & services (0.3%)
 Transocean Offshore         200,000     11,175,000

 Financial services (4.8%)
 Advanta Cl A                553,800(g,n)22,913,475
 Dean Witter, Discover & Co  850,000     32,618,750
 Federal Natl Mortgage       600,000     24,000,000
 Green Tree Financial      1,575,000     59,062,500
 Travelers Group           1,025,000     54,965,625
 Total                                  193,560,350

 Food (0.5%)
 ConAgra                     400,000     21,200,000

 Health care (4.6%)
 Amgen                       475,000(b)  29,034,375
 Boston Scientific           850,000(b,g)56,312,500
 Medtronic                   300,000     19,425,000
 Merck                       525,000     48,300,000
 Pfizer                      350,000(l)  32,068,750
 Total                                  185,140,625

 Health care services (1.6%)
 Cardinal Health             242,500     14,913,750
 PacifiCare Health
  Systems Cl B               200,000(b,g)16,750,000
 United Healthcare           650,000     32,418,750
 Total                                   64,082,500

 Household products (1.2%)
 Gillette                    150,000     11,868,750
 Proctor & Gamble            298,515     35,859,114
 Total                                   47,727,864

 Industrial equipment & services (1.9%)
 Deere & Co                  700,000     29,837,500

 Illinois Tool Works       525,000       44,296,875
 Total                                   74,134,375

 Insurance (2.0%)
 PennCorp Financial Group    800,000(g)  28,000,000
 Terra Nova Hldgs            500,000     10,250,000
 TIG Hldgs                   325,000     11,618,750
 Travelers/Aetna
    Property/Casualty        850,000     31,343,750
 UNUM                            100          7,687
 Total                                   81,220,187

 Leisure time & entertainment (0.3%)
 Disney (Walt)               150,000     11,137,500

 Media (0.6%)
 CS Wireless Systems             550(o)          --
 Time Warner                 600,000     24,600,000
 Total                                   24,600,000

 Metals (0.4%)
 Freeport Copper Cl B        500,000     17,000,000

 Multi-industry conglomerates (5.2%)
 American Standard           570,000(b)  25,650,000
 Emerson Electric            355,000     35,145,000
 General Electric            600,000     61,725,000
 General Signal              650,000     28,356,250
 Republic Inds             1,259,915(b)  44,726,982
 Westinghouse Electric       700,000     12,075,000
 Total                                  207,678,232

 Paper & packaging (2.6%)
 Crown Cork & Seal         1,100,000     61,050,000
 International Paper         300,000     12,525,000
 Kimberly-Clark              285,000     30,210,000
 Total                                  103,785,000

 Restaurants & lodging (1.0%)
 Extended Stay America     2,000,000     39,500,000

 Retail (2.4%)
 CUC Intl                  1,500,000(b,g)35,812,500
 Dollar General            1,031,375     29,265,266
 Home Depot                  600,000     32,700,000
 Total                                   97,777,766

 Transportation (0.4%)
 Union Pacific               250,000(g)  15,062,500

 Utilities -- electric (0.3%)
 CMS Energy                  400,000     13,100,000

 Utilities -- telephone (2.9%)
 AT & T                      350,000   $ 13,956,250
 AirTouch Communications   1,500,000(b)  40,875,000
 GTE                         660,000     30,855,000
 MCI Communications          880,000     31,460,000
 Total                                  117,146,250

 Miscellaneous (0.7%)
 Service Intl              1,000,000     29,000,000

 Foreign (6.3%) (c)
 BCE                         650,000(g)  31,525,000
 British Telecommunications    1,000         69,750
 CANTV ADR                   149,700(b)   4,752,975
 Ericsson Cl B             1,350,000     42,588,281
 Northern Telecom            560,000     40,250,000
 Novartis                     27,700     31,681,840
SmithKline Beecham           630,000     46,777,500
 Telebras                    150,000     14,550,000
 TOTAL950,000             37,643,750
 Total                                  249,839,096

 Total common stocks
 (Cost: $1,890,031,704)              $2,549,593,981

 Preferred stocks & other (3.2%)
 ALCO Standard
    6.50% Cv                 349,250     32,654,875
 Clearnet Communications
    Warrants                   6,270         43,890
 First Nationwide
    $11.50                    20,000      2,315,000
 Loral Space Communication
    6.00% Cv                 400,000(d)  21,200,000
 Mexico Value Rights           1,000(o)          --
 Novartis Rights              27,700      1,754,152
 Paxson
    12.50% Pay-in-kind        25,800(k)   2,592,900
 Time Warner
    10.25% Pay-in-kind         6,451(d,k) 7,160,610
 UNUM
    $2.34 Cv                 800,000     59,200,000

 Total preferred stocks & other
 (Cost: $107,093,278)                  $126,921,427

Bonds (28.8%)
Issuer                                    Coupon            Maturity           Principal               Value(a)
                                            rate                year              amount
 U.S. government obligations (7.9%)
 U.S. Treasury                           5.125%                 1998          $  4,000,000      $    3,943,160
                                         5.375               1997-98            78,000,000(l)       77,677,250
                                         5.75                   2003            20,300,000          19,558,847
                                         5.875                  2004            12,500,000          12,095,125
                                         6.375                  1999            15,000,000          15,081,900
                                         6.50                   2005            10,000,000           9,961,000
                                         6.625                  2001            13,000,000          13,126,880
                                         6.75                   1999            30,000,000          30,393,000
                                         7.00                   2006             6,650,000           6,837,530
                                         7.50                   2016            17,450,000          18,565,928
                                         7.75                   2000            56,000,000(g)       58,259,600
                                         7.875                  2004             5,000,000           5,401,150
                                         8.00                   2021            20,000,000          22,485,000
    Zero Coupon                          6.46                   2005            18,000,000(f)       10,560,420
 Resolution Funding Corp
    Zero Coupon                          6.62                   2011            28,000,000(f)       10,304,840
 Total                                                                                             314,251,630


 Mortgage-backed securities (6.6%)
 Federal Home Loan Mtge Corp             6.50                   2025            33,503,450          31,971,337
                                         8.00                   2024             4,476,883           4,575,957
    Collateralized Mtge Obligation
       Trust Series Z                    6.50                   2023             5,707,422(i)        4,912,606
 Federal Natl Mtge Assn                  5.50                   2009            26,317,327          24,848,294
                                         6.00                   2024             6,335,793           5,896,216
                                         6.50                2010-25            17,900,069          17,375,479
                                         7.00                2003-26             9,503,824           9,268,034
                                         7.40                   2004            10,000,000          10,439,900
                                         7.50                2025-27            43,329,799          43,261,446
                                         8.00                2022-27            15,152,072          15,441,865
                                         8.50                2023-25            18,714,019          19,462,696
                                         9.00                   2024             3,584,946           3,812,375
    Collateralized Mtge Obligation
       Trust Series Z                    6.00                   2024             7,144,361(i)        5,306,974
                                         7.00                   2022            14,299,177(i)       12,815,568
 Govt Natl Mtge Assn                     7.00                2008-24            42,026,516          41,660,500
 Merrill Lynch Mtge Investors            6.96                   2028             7,500,000           7,119,141
                                         8.21                   2021             1,805,606(d)        1,702,066
 Standard Credit Card                    5.95                   2004             3,000,000           2,862,780
 Total                                                                                             262,733,234

 Aerospace & defense (0.3%)
 Airplanes Cl D                         10.875                  2019             1,750,000           2,003,750
 Alliant Techsystems
    Sr Sub Nts                          11.75                   2003               700,000(d)          777,000
 BE Aerospace                            9.875                  2006             2,500,000(d)        2,615,625
 Newport News
    Sr Nts                               8.625                  2006             1,000,000(d)        1,035,000
 Northrup-Grumman                        7.00                   2006             3,750,000(d)        3,659,887
 Total                                                                                              10,091,262

 Airlines (0.2%)
 Continental Air                         6.94                   2015             5,000,000(m)        4,916,850
 Northwest Airlines                      8.07                   2015             1,984,099           2,038,047
                                         8.97                   2015               986,709           1,032,275
 Total                                                                                               7,987,172

 Automotive & related (0.3%)
 Arvin Capital                           9.50                   2027             3,000,000           2,996,520
 GMAC
    Medium-term Nts                      5.95                   1998             7,000,000           6,991,250
                                         8.375                  1997             1,400,000           1,406,146
 Total                                                                                              11,393,916

 Banks and savings & loans (0.9%)
 BankAmerica                             7.70                   2026             3,700,000(d)        3,590,258
 Banque Audi                             9.375                  2001             1,000,000(d)        1,045,000
 First Nationwide
    Sr Sub Nts                          10.625                  2003             3,970,000           4,406,700
 Firststar Capital                       8.32                   2026             3,000,000(d)        3,059,550
 Mellon Capital                          7.72                   2026             1,800,000           1,748,718
 Morgan (JP)
    Medium-term Nts                      4.00                   2012             5,000,000           4,994,000
 Norwest
    Sr Nts                               6.375                  2002             5,800,000(d)        5,732,314
 Riggs Natl
    Sub Nts                              8.50                   2006             4,900,000           5,089,875
 Union Planter                           8.20                   2026             5,000,000(d)        4,982,400
 Total                                                                                              34,648,815

 Building materials & construction (0.2%)
 AAF McQuay
    Sr Nts                               8.875                  2003             3,000,000           3,030,000
 Owens Corning Fiberglass                9.375                  2012             1,500,000           1,661,145
 Schuller Intl Group                    10.875                  2004             1,750,000           1,951,250
 Southdown                              10.00                   2006             1,400,000(d)        1,491,000
 Total                                                                                               8,133,395

 Communications equipment & services (0.2%)
 Celcaribe
    Zero Coupon Cv                      10.31                   1998             1,450,000(d,h)      1,856,000
 Comcast Cellular
    Zero Coupon with attached put        9.53                   2000             2,000,000(f)        1,467,500
 Geotek Telecommunications
    Cv                                  12.00                   2001             1,850,000(m)        1,803,750
 GST Telecommunications
    Zero Coupon Cv                       5.25                   2000               550,000(d,h)        429,000
 Shared Technologies
    Zero Coupon                         12.25                   1999             3,500,000(d,h)      2,983,750
 Total                                                                                               8,540,000

 Computers & office equipment (0.5%)
 Anacomp
    Pay-in-kind                         13.00                   2002             2,149,500(k)        2,251,601
 Softkey
    Cv                                   5.50                   2000            23,000,000(d)       18,055,000
 Total                                                                                              20,306,601

 Energy (0.3%)
 Forcenergy
    Sr Sub Nts                           9.50                   2006             1,000,000           1,055,000
 Honam Oil                               7.125                  2005             5,750,000(d)        5,592,738
 Parker & Parsley                        8.25                   2007             4,200,000           4,400,214
 UNC
    Sr Nts                               9.125%                 2003             2,300,000           2,357,500
 Total                                                                                              13,405,452

 Energy equipment & services (0.1%)
 Foster Wheeler                          6.75                   2005             6,100,000           5,885,890

 Financial services (0.9%)
 Associates Corp NA                      6.375                  2002            10,000,000           9,844,500
 AVCO Financial                          7.25                   1999             4,750,000           4,841,818
 Corporate Property Investors            7.18                   2013             2,200,000(d)        2,090,594
 DVI
    Sr Nts                               9.875                  2004             3,000,000           3,105,000
 GPA Delaware                            8.75                   1998             1,000,000           1,017,500
 Homeside                               11.25                   2003             2,500,000(d)        2,862,500
 KFW Intl Finance                        8.00                   2010             4,000,000           4,343,400
 Olympic Financial                      13.00                   2000             2,000,000           2,282,500
 Salomon Brothers                        6.75                   2006             4,000,000           3,775,760
 Total                                                                                              34,163,572

 Furniture & appliances (0.2%)
 Interface                               9.50                   2005             3,500,000(d)        3,648,750
 Life Style Furniture                   10.875                  2006             3,150,000(d)        3,484,687
 Total                                                                                               7,133,437

 Health care (--%)
 IMED                                    9.75                   2006             1,600,000(d)        1,650,000

 Health care services (0.7%)
 Columbia/HCA Healthcare                 7.69                   2025             3,600,000           3,611,772
 Foundation Health
    Sr Nts                               7.75                   2003             6,600,000           6,805,392
 Magellan Health
    Sr Sub Nts Cl A                     11.25                   2004             2,000,000(d)        2,232,500
 Manor Care                              7.50                   2006             6,000,000           6,086,880
 Merit Behavioral                       11.50                   2005             1,300,000(d)        1,425,125
 Owens & Minor                          10.875                  2006             1,200,000           1,320,000
 Paracelsus Healthcare
    Sr Sub Nts                          10.00                   2006             2,000,000(d)        1,965,000
 Tenet Healthcare
    Sr Nts                               8.625                  2003             2,500,000           2,625,000
    Sr Sub Nts                          10.125                  2005             2,000,000           2,207,500
 Total                                                                                              28,279,169

 Household products (--%)
 Sweetheart Cup
    Sr Sub Nts                           9.625                  2000             2,000,000           2,065,000

 Industrial equipment & services (0.2%)
 AGCO                                    8.50                   2006             2,200,000(d)        2,290,750
 Case                                    7.25                   2005             5,000,000           4,980,900
 Total                                                                                               7,271,650

 Insurance (1.1%)
 American United Life                    7.75                   2026             2,500,000(m)        2,360,075
 Americo Life                            9.25                   2005             1,600,000           1,594,000
 Arkwright                               9.625                  2026             3,000,000(d)        3,337,800
 Conseco Financing                       8.70                   2026             3,800,000           3,970,278
 Leucadoa Natil
    Sr Sub Nts                           7.875                  2006             5,000,000           4,971,150
 Met Life                                7.80                   2025             6,900,000(d)        6,782,562
 MN Mutual Surplus                       8.25                   2025             2,700,000(d)        2,838,078
 Nationwide Mutual
    Credit Sensitive Nts                 9.875                  2025             5,900,000(d)        9,888,480
 New England Mutual
    Credit Sensitive Nts                 7.875                  2024             2,000,000(d)        1,983,280
 Principal Mutual                        8.00                   2044             2,500,000(d)        2,475,800
 SunAmerica
    Medium term Nts                      7.34                   2005             5,000,000           5,018,650
 Total                                                                                              45,220,153

 Leisure time & entertainment (0.1%)
 Plitt Theatres                         10.875                  2004             3,000,000           3,090,000
 Trump Atlantic City Associates         11.25                   2006             2,250,000           2,176,875
 Total                                                                                               5,266,875

 Media (1.4%)
 Cablevision Systems                     9.25                   2005             3,000,000           3,007,500
 Cox Communications                      7.25                   2015             5,000,000           4,768,600
                                         7.625                  2025             5,000,000           4,883,100
 CS Wireless Systems                    11.38                   2006             2,000,000(d)          760,000
 Lamar Advertising                       9.625                  2006             1,100,000           1,155,000
 MDC Communications
    Sr Sub Nts                          10.50                   2006             1,350,000           1,417,500
 News American Holdings                  7.50                   2000             4,000,000           4,082,080
                                         7.75                   2045            10,000,000           9,517,200
 Outdoor Systems
    Sr Sub Nts                           9.375                  2006             2,500,000           2,600,000
 Tele-Communications                     8.75                   2023             3,500,000           3,365,005
 Time Warner                             8.375                  2033             5,000,000(d)        5,053,500
                                         9.15                   2023             5,000,000           5,506,300
 United Artist Theatre                   9.30                   2015             1,966,293(d)        1,821,279
 Universal Outdoor
    Sr Sub Nts                           9.75                   2006             2,500,000(d)        2,631,250
 Viacom Intl                             7.00                   2003             2,000,000           1,884,020
                                         8.00                   2006             4,000,000           3,960,000
 Total                                                                                              56,412,334

 Metals (0.1%)
 Ryerson Tull                            8.50                   2001             4,000,000           4,150,000


 Multi-industry conglomerates (0.2%)
 Crane                                   7.25                   1999             2,000,000           2,032,680
 Prime Succession                       10.75                   2004             1,275,000(d)        1,412,062
 USI American Hldgs
    Sr Nts                               7.25                   2006             4,000,000(d)        3,887,880
 Total                                                                                               7,332,622

 Paper & packaging (0.2%)
 Crown Paper                            11.00                   2005             2,000,000(g)        1,950,000
 Gaylord                                12.75                   2005             2,150,000           2,386,500
 Pope & Talbot                           8.375                  2013             3,800,000           3,354,944
 Riverwood Intl
    Sr Nts                              10.25                   2006             2,000,000(g)        1,925,000
 Total                                                                                               9,616,444

 Retail (0.3%)
 Bruno's
    Sr Sub Nts                          10.50                   2005               250,000             262,500
 Pep Boys - Manny,
    Moe & Jack                           7.00                   2005             4,200,000           4,137,588
 Wal-Mart                                7.00                   2006             4,855,662(d)        4,880,863
 White Rose Foods
    Zero Coupon Sr Disc Nts             26.29                   1998             1,000,000(f)          800,000
 Total                                                                                              10,080,951

 Textiles & apparel (0.1%)
 Dominion Textiles                       9.25                   2006             2,000,000           2,080,000
 Polysindo Intl Finance                 11.375                  2006             1,825,000           1,989,250
 Total                                                                                               4,069,250


 Utilities -- electric (1.5%)
 Alabama Power                           9.00                   2024             2,200,000           2,401,476
 Arizona Public Service
    Sale Lease-backed Obligation         8.00                   2015             3,600,000           3,711,024
 Cal Energy
    Sr Nts                               9.50                   2006             1,325,000(d)        1,444,250
 California Energy
    Sr Nts                               9.875                  2003             1,000,000           1,077,500
 Cleveland Electric Illuminating         9.50                   2005             7,000,000           7,392,840
 El Paso Electric                        8.90                   2006             2,750,000           2,921,875
 First PV Funding                       10.15                   2016             1,440,000           1,526,400
 Jersey Central Power & Light            6.75                   2025             7,200,000           6,301,152
 Long Island Lighting                    9.75                   2021             2,500,000           2,535,100
 Niagara Mohawk Power                    7.75                   2006             5,500,000           5,222,635
 Ohio Edison                             6.875                  2005             1,000,000             947,550
 Public Services Electric & Gas          6.75                   2016             2,600,000           2,429,414
 Salton Sea                              7.84                   2010             1,325,000(d)        1,321,515
 Sithe Independent Funding               9.00                   2013             1,500,000(d)        1,531,035
 TU Electric                             8.175                  2037             5,000,000           5,014,150
 Texas Utilities                         5.875                  1998             5,000,000           4,988,200
 Virginia Electric Power                 6.75                   2007             5,000,000           4,862,750
 Wisconsin Electric Power                6.875                  2095             2,800,000           2,556,148
 Total                                                                                              58,185,014

 Utilities -- gas (0.4%)
 ARKLA                                   9.875                  1997             5,000,000           5,020,200
 Columbia Gas                            7.32                   2010             7,000,000           6,827,660
 Transcontinental Energy                 9.375                  2001             5,000,000           5,470,400
 Total                                                                                              17,318,260

 Utilities -- telephone (0.2%)
 MFS Telecommunications
    Zero Coupon Cv                      10.58                   1999             3,000,000(h)        2,677,500
 Pricellular Wireless
    Sr Nts                              10.75                   2004             2,000,000(d)        2,112,500
 US West Communications                  7.20                   2026             5,000,000           4,681,500
 Total                                                                                               9,471,500

 Miscellaneous (0.6%)
 Adams Outdoor Advertising              10.75                   2006             3,000,000(m)        3,247,500
 Coty                                   10.25                   2005             1,500,000           1,635,000
 Marshall & Ilsley                       7.65                   2026             5,700,000(d)        5,517,600
 Norcal Waste System
    Sr Nts                              13.00                   2005             2,000,000(d)        2,250,000
 Outsourcing Solutions                  11.00                   2006             1,125,000(d)        1,217,813
 Pierce Leahy                           11.125                  2006             1,250,000(d)        1,390,625
 TMM Transportation                     10.00                   2006             2,050,000           2,039,750
 US Trust Capital                        8.41                   2027             3,000,000(d)        3,077,610
 Unifi Communications                   14.00                   2004             2,000,000(d)        2,080,000
 Total                                                                                              22,455,898

 Foreign (3.1%)(c)
 ALFA Bank Loan Participation
    (U.S. Dollar)                       10.85                   1997             3,000,000(j)        3,000,000
 Bank of China
    (U.S. Dollar)                        8.25                   2014             2,500,000           2,517,875
 CAF
    (U.S. Dollar)                        7.10                   2003             5,200,000           5,164,744
 CEI Citicorp Hldgs
    (U.S. Dollar)                        8.50                   2002             2,000,000(d)        1,975,000
    (U.S. Dollar)                       11.25                   2007             2,000,000(d)        1,945,000
 China Light & Power
    (U.S. Dollar)                        7.50                   2006             7,000,000           7,091,140
 Dao Heng Bank
    (U.S. Dollar)                        7.75                   2007             3,900,000(m)        3,958,500
 Govt Certificates of Israel
    (U.S. Dollar)                        9.25                   2001             2,789,576           2,954,663
 Govt of Algeria
    (U.S. Dollar)                        7.06                   2006             2,000,000           1,635,000
 Govt of Panama
    (U.S. Dollar)                        7.875                  2002             1,000,000           1,002,940
 Govt of Poland
    (U.S. Dollar) Step-up Nts            3.75                   2014             9,950,000(j)        8,308,250
 Govt of Russia
    (U.S. Dollar)                        9.25                   2001             2,050,000 (d)       2,029,500
 Govt of Venezuela
    (U.S. Dollar)                        6.625                  2007             1,750,000(j)        1,592,500
 Grupo Televisa
    Sr Nts                              11.875                  2006             1,250,000(d)        1,406,250
 Imexsa Export Trust
    (U.S. Dollar)                       10.125                  2003             3,000,000(d)        3,123,750
 Israel Electric
    (U.S. Dollar)                        7.25                   2006             2,700,000(d)        2,677,050
 Peoples Republic of China
    (U.S.Dollar)                         7.375                  2001             2,000,000           2,046,250
    (U.S. Dollar)                        9.00                   2096             2,500,000           2,690,850
 Perez Companc
    (U.S. Dollar)                        9.00                   2004             1,000,000(d)        1,000,000
 Petronas
    (U.S. Dollar) Cv                     7.75                   2015             6,000,000(d)        6,178,500
 Philippine Long Dist Tel
    (U.S. Dollar)                        7.85                   2007             1,500,000(d)        1,493,850
    (U.S. Dollar)                        8.35                   2017             1,500,000(d)        1,477,110
 Quno Corp
    (U.S. Dollar)                        9.125                  2005             2,500,000           2,650,000
 Republic of Argentina
    (U.S. Dollar)                        7.125                  2023             8,500,000           7,055,000
    (U.S. Dollar)                       11.375                  2017             2,000,000(g)        2,125,000
 Republic of Brazil
    (U.S. Dollar)                        8.00                   2014             1,652,055           1,305,123
    (U.S. Dollar) Inverse Floater        6.875                  2012               500,000(j)          405,000
 Ras Laffon
    (U.S. Dollar)                        8.29                   2014             6,000,000(d)        6,346,500
 Rogers Cable System
    (Canadian Dollar)                    7.06                   2014             5,000,000           3,602,912
 Rogers Cantel Mobile
    (U.S. Dollar)                        9.375                  2008             2,800,000           2,975,000
 State of Israel
    (U.S. Dollar)                        6.375                  2005             1,850,000           1,732,173
 Telekom Malaysia
    (U.S. Dollar)                        7.875                  2025             3,000,000(d)        3,056,370
 United Mexican States
    (U.S. Dollar)                       11.375                  2016             4,750,000(g)        5,242,813
    (U.S. Dollar)                       11.50                   2026             3,500,000(g)        3,913,000
 Usinor Sacilor
    (U.S. Dollar)                        7.25                   2006             8,000,000           7,934,320
 Veritas Holdings
    (U.S. Dollar)                        9.625                  2003             3,750,000(d)        3,881,250
 Zhuhai Highway
    (U.S. Dollar)                       11.50                   2008             5,000,000(d)        5,712,500
 Total                                                                                             123,205,683

 Total bonds
 (Cost: $1,139,429,371)     $1,150,725,179

Short-term securities (7.7%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
               purchase

 Commercial paper (7.7%)
 Alabama Power
      04-24-97     5.29%   $12,150,000  $12,054,319
 Albertson's
      03-19-97     5.32      4,900,000    4,887,040
      04-04-97     5.25      8,200,000    8,159,497
 Associates Corp North America
      04-16-97     5.34     11,400,000   11,317,546
      04-23-97     5.31      8,600,000    8,533,276
 BOC Group
      03-24-97     5.30      2,900,000    2,890,217
 BellSouth Telecommunications
      04-10-97     5.33      5,800,000    5,765,844
 BHP Finance
      03-07-97     5.32      2,000,000    1,998,233
      03-21-97     5.27      2,525,000    2,517,635
      04-03-97     5.27      7,500,000    7,463,906
 CAFCO
      03-20-97     5.29      4,300,000    4,288,040
      04-07-97     5.28     15,000,000(e)14,919,062
 CIT Group Holdings
      03-12-97     5.32      6,200,000    6,189,959
 Campbell Soup
      04-04-97     5.35      6,500,000(e) 6,467,403
 Cargill Global
      03-17-97     5.34      4,900,000(e) 4,888,458
 Ciesco LP
      03-04-97     5.32      4,200,000    4,198,149
      03-18-97     5.30      8,000,000    7,980,053
 Commerzbank U.S. Finance
      04-21-97     5.30      7,500,000    7,444,113
 Consolidated Natural Gas
      03-13-97     5.26      8,000,000    7,986,000
 Dean Witter, Discover & Co
      03-03-97     5.32     11,900,000   11,896,496
      03-31-97     5.31      2,500,000    2,489,000
 First Chicago NBD
      03-26-97     5.27     10,000,000    9,963,542
 Fleet Funding
      04-22-97     5.31     10,000,000(e) 9,923,878
 Gannett
      03-10-97     5.29     10,000,000    9,986,825
      03-10-97     5.29     14,400,000(e)14,381,028
 Gateway Fuel
      04-02-97     5.27      8,900,000    8,858,467
 General Electric
      03-21-97     5.34      4,300,000    4,287,315
 General Electric Capital
      04-18-97     5.35     12,300,000   12,205,650
 Merrill Lynch
      03-11-97     5.32      4,500,000    4,493,375
 Michigan Consolidated Gas
      03-26-97     5.27     11,376,000   11,334,525
 Novartis Finance
      03-06-97     5.32      5,400,000(e) 5,396,032
 Paccar Financial
      03-27-97     5.31      8,100,000    8,069,053
 Reed Elsevier
      03-14-97     5.29      3,600,000(e) 3,593,149
      03-24-97     5.27      6,900,000(e) 6,876,856
 SBC Communications Capital
      04-03-97     5.35      7,500,000(e) 7,463,494
 Siemens
      03-05-97     5.35      7,800,000    7,795,381
 Societe Generale North America
      03-07-97     5.36      3,400,000    3,396,985
      05-14-97     5.36      6,600,000    6,523,412
 Southwestern Bell Telephone
      04-14-97     5.32      7,200,000    7,149,768
 St. Paul Companies
      04-01-97     5.27      8,000,000(e) 7,963,833
 Toyota Motor Credit
      03-07-97     5.32      6,400,000    6,394,347
      04-08-97     5.32      7,000,000    6,960,913
            Total short-term securities
 (Cost: $307,373,489)                 $ 307,352,074

 Total investments in securities
 (Cost: $3,443,927,842)(p)           $4,134,592,661

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield from the date of acquisition.

(g) Security is partially or fully on loan. See Note 5 to the financial statements.

(h) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(i) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of a previous series within the trust have been paid off. Interest is accrued at an effective yield.

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 1997.

(k) Pay-in-kind securities are securities in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

(l) At Feb. 28, 1997, securities valued at $9,790,010 were held to cover open call options written as follows:

Issuer        Number of         Exercise        Expiration               Value
              contracts            price              date
--------------------------------------------------------------------------------
Pfizer              200               95        Mar. 1997               35,000
Total                                                                 $756,875

(m) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 1997, is as follows:

                                       Acquisition          Purchase
 Security                                     date              cost

--------------------------------------------------------------------------------
 Adams Outdoor Advertising
    10.75% 2006             03-05-96 thru 09-17-96         $3,000,000
 American United Life
    7.75% 2026                            02-13-96          2,500,000
 Continental Air*
    6.94% 2015                            01-24-96          5,100,000
 Dao Heng Bank*
    7.75% 2007                            01-16-97          3,900,000
 Geoteck Telecommunications
    12% Cv 2001                           03-04-96          2,000,000

--------------------------------------------------------------------------------
 *Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(n) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the period ended Feb. 28, 1997 are as follows:

              Beginning         Purchase         Sales        Ending   Dividend
Issuer             cost             cost          cost          cost     income
--------------------------------------------------------------------------------
Advanta Cl A*        $--     $64,584,408  $39,163,996    $25,420,412  $ 145,750

*Issuer was not an affiliate for the entire period ended Feb. 28, 1997.

(o) Negligible market value.

(p) At Feb. 28, 1997, the cost of securities for federal income tax purposes was approximately $3,442,311,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..............$733,515,000
Unrealized depreciation...............(41,233,000)
------------------------------------------------------
Net unrealized appreciation..........$692,282,000
------------------------------------------------------

      Retirement Annuity Mutual Funds
      Moneyshare Fund                            (Percentages represent value of
      Feb. 28, 1997 (Unaudited)        investments compared to total net assets)

Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
               purchase
U.S. government agency (0.6%)
 Federal Home Loan Bank
      01-28-98     5.78%    $2,000,000  $ 2,000,000

 Total U. S. government agency
 (Cost: $2,000,000)                       2,000,000

Certificate of deposit (5.2%)
 ABN Amro Yankee
      03-18-97     5.53      1,000,000      999,960
 Bank of New York
      03-03-98     5.83      3,000,000    2,999,138
 Canadian Imperial Bank Yankee
      01-08-98     5.83      3,000,000    3,000,000
      03-11-97     5.37      5,000,000    5,000,000
 Societe Generale Yankee
      12-16-97     5.73      3,000,000    3,000,000
      12-24-97     5.49      4,000,000(c) 3,997,714

 Total certificates of deposit
 (Cost: $18,996,812)                     18,996,812


Commercial paper (79.2%)
 Automotive & related (1.7%)
 Ford Motor Credit
      03-05-97     5.33      6,200,000    6,196,349

 Banks and savings & loans (13.1%)
 ABN Amro North America Finance
      05-07-97     5.33      5,000,000    4,950,401
 ANZ (Delaware)
      04-21-97     5.44      5,000,000    4,961,963
 First Bank Minneapolis
      10-24-97     5.28      3,000,000(c) 2,998,870
      03-06-98     5.30      2,000,000(c) 1,999,217
 First Union
      06-06-97     5.95      1,000,000    1,000,000
 Kredietbank North America Finance
      03-12-97     5.29      2,400,000    2,396,135
      04-11-97     5.28      6,700,000    6,659,940
      04-21-97     5.30      5,500,000    5,459,016
 National Australia Funding (Delaware)
      04-25-97     5.40      4,000,000    3,967,367
      04-28-97     5.34      8,900,000    8,824,004
 NBD Bank Canada
      03-25-97     5.27      4,600,000    4,583,900
 Total                                   47,800,813

 Broker dealers (7.2%)
 Goldman Sachs Group
      03-18-97     5.39      6,700,000    6,683,105
 Merrill Lynch
      03-04-97     5.39      3,700,000    3,698,350
      03-17-97     5.40      4,000,000    3,990,489
      10-16-97     5.38      2,500,000(c) 2,500,000
 Morgan Stanley Group
      05-14-97     5.33      5,000,000    4,945,836
      05-20-97     5.34      4,500,000    4,447,200
 Total                                   26,264,980

 Commercial finance (4.0%)
 Ciesco LP
      03-05-97     5.33      4,700,000    4,697,227
      03-07-97     5.35      4,800,000    4,795,736
      04-14-97     5.33      5,000,000    4,967,672
 Total                                   14,460,635

 Consumer finance (0.3%)
 Avco Financial Services
      05-12-97     5.40      1,000,000      989,340

 Energy (4.2%)
 Chevron UK
      04-17-97     5.29      5,700,000    5,660,634
 Mobil Australia Finance (Delaware)
      03-03-97     5.39      4,700,000(b) 4,698,608
      04-30-97     5.35      5,000,000(b) 4,955,750
 Total                                   15,314,992

 Financial services (26.2%)
 American General Finance
      03-20-97     5.34      3,400,000    3,390,472
      04-18-97     5.41      5,000,000(b) 4,964,400
 Associates North America
      03-31-97     5.36      6,000,000    5,973,450
      04-16-97     5.34      2,400,000    2,383,777
      04-22-97     5.34      5,000,000    4,961,722
      04-23-97     5.31      2,500,000    2,480,604
 Beneficial
      03-06-97     5.33      5,600,000    5,595,870
 CAFCO
      04-17-97     5.39      4,600,000(b) 4,567,990
      04-21-97     5.37      3,700,000(b) 3,672,114
      04-25-97     5.31      7,700,000(b) 7,638,004
 CIT Group Holdings
      04-23-97     5.35      5,000,000    4,960,913
 Commercial Credit
      04-10-97     5.28      4,900,000    4,871,417
 Commerzbank U.S. Finance
      03-12-97     5.30      6,500,000    6,489,513
      03-25-97     5.35      6,300,000    6,277,698
 Deutsche Bank Financial
      12-04-97     5.80      2,000,000    2,000,000
 Fleet Funding
      03-13-97     5.35      5,900,000(b) 5,889,537
      04-01-97     5.28      3,300,000(b) 3,285,081
      04-07-97     5.30      4,000,000(b) 3,978,334
      04-22-97     5.31      4,000,000(b) 3,969,551
 General Electric Capital
      03-13-97     5.33      2,400,000    2,395,752
      03-17-97     5.35      5,800,000    5,786,286
 Total                                   95,532,485

 Food (2.8%)
 Cambell Soup
      11-17-97     5.49      4,000,000    3,846,880
 CPC Intl
      06-02-97     5.33      6,500,000(b) 6,411,676
 Total                                   10,258,556

 Health care (1.7%)
 Novartis Finance
      04-02-97     5.32      5,500,000    5,474,089
 Pfizer
      03-05-97     5.36        700,000(b)   699,586
 Total                                    6,173,675

 Insurance (4.2%)
 Metlife Funding
      05-20-97     5.32      1,900,000    1,877,833
 SAFECO Credit
      03-18-97     5.42      6,000,000    5,984,842
      03-24-97     5.52      1,200,000    1,195,822
      03-28-97     5.37      6,500,000    6,474,016
 Total                                   15,532,513

 Media (0.8%)
 Reed Elsevier
      04-09-97     5.33      3,000,000(b) 2,982,775

 Metals (2.3%)
 BHP Finance
      03-07-97     5.32      8,500,000    8,492,492

 Multi-industry conglomerates (3.7%)
 BOC Group
      04-01-97     5.30      6,200,000    6,171,864
 General Electric
      03-03-97     5.32      7,200,000    7,197,880
 Total                                   13,369,744

 Utilities -- gas (3.9%)
 Michigan Consolidated Gas
      04-01-97     5.37      2,100,000    2,090,452
 Southern California Gas
      05-13-97     5.34      4,800,000(b) 4,748,608
      05-22-97     5.33      7,700,000(b) 7,607,570
 Total                                   14,446,630

 Utilities -- telephone (3.1%)
 Southwestern Bell Telephone
      04-11-97     5.32      6,400,000    6,361,515
 U S WEST Communications
      04-04-97     5.33      5,000,000    4,975,020
 Total                                   11,336,535

 Total commercial paper
 (Cost: $289,152,514)                   289,152,514

Letters of credit (16.5%)
 ABN Amro-Formosa Plastics
      03-25-97     5.27      5,000,000    4,982,433
 Bank of America-AES Barbers Point
      03-07-97     5.46      5,000,000    4,995,500
 Bank of America-Formosa Plastics
      03-21-97     5.31      7,600,000    7,577,665
 Bank of New York-River Fuel
      04-15-97     5.34      5,000,000(b) 4,966,875
 Barclays Bank-Banco de Columbia
      04-28-97     5.35      3,900,000    3,866,384
 Canadian Imperial Bank-Commed Fuel
      04-14-97     5.34      3,000,000    2,980,420
 Credit Suisse-Cemex
      03-11-97     5.32      4,000,000    3,994,089
 Credit Suisse-Cofco
      04-18-97     5.30      4,000,000    3,971,733
 Credit Suisse-Sinochem
      03-17-97     5.47      3,200,000    3,192,220
 Credit Suisse-Sunkyong America
      05-27-97     5.29      4,000,000    3,948,863
 Natl Westminster Bank-Nebraska Higher Education
      03-21-97     5.28      5,000,000    4,985,333
 Societe Generale-Nacional Financiera
      04-29-97     5.28      2,800,000    2,775,771
 Westdeutsche Landesbank-Beal Argentina
      03-06-97     5.35      3,000,000    2,997,771
 Westdeutsche Landesbank-
      Comision Federale de Electricidad
      03-10-97     5.35      5,000,000    4,993,313

 Total letters of credit
 (Cost: $60,228,370                      60,228,370


 Total investments in securities
 (Cost: $370,377,696)(d)               $370,377,696

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(c) Interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 1997.

(d) At Feb. 28, 1997, the cost also represents the cost of securities for federal income tax purposes.

      Retirement Annuity Mutual Funds
      International Equity Fund                 (Percentages represent value of
      Feb. 28, 1997 (Unaudited)        investments compared to total net assets)


Issuer                       Shares        Value(a)

Common stocks (95.5%)
Australia
 Banks and savings & loans (1.0%)
 Westpac Banking           3,488,000(c) $19,777,849

 Metals (2.9%)
 CRA                         654,905(c)   9,813,757
 MIM Holdings             11,282,032     15,686,278
 Pasminco                 11,377,382     21,209,636
 WMC Limited               1,947,000(c)  12,281,606
 Total                                   58,991,277

 Paper & packaging (0.3%)
 Amcor                       925,000(c)   6,092,806

Austria (1.0%)
 Energy (0.6%)
 OMV                          96,430     11,370,026

 Machinery (0.4%)
 Boehler-Uddeholm            107,600(d)   7,435,533

Brazil (2.0%)
 Communications equipment & services (1.1%)
 Telebras ADR                220,000     21,340,000

 Energy (0.4%)
 Petroleo Brasileiro ADR     400,000      8,050,000

 Utilities -- electric (0.5%)
 CEMIG ADR                   250,000(c)  10,325,000

Canada (1.1%)
 Aerospace & defense (0.6%)
 Bombardier Cl B             600,800     11,515,383

 Communications equipment & services (0.5%)
 BCE Mobile                  350,300(b)  11,134,667

France (8.8%)
 Banks and savings & loans (2.2%)
 Banque Nationale de Paris   500,000     22,695,346
 Credit Commercial de France 446,000     20,909,921
 Total                                   43,605,267

 Building materials & construction (1.0%)
 Lafarge Registered Fidelitie330,251     20,702,301

 Energy (1.3%)
 Societe Nationale Elf
   Aquitaine                  81,963      7,843,694
 Total Petroleum Cl B        231,310     18,460,122
 Total                                   26,303,816

 Industrial equipment & services (1.2%)
 Michelin                    380,030     23,809,430

 Leisure time & entertainment (1.2%)
 Accor                       178,153     24,525,365

 Media (0.3%)
 Groupe AB ADR               557,110(b)   7,103,152

 Multi-industry conglomerates (1.1%)
 Lyonnaise des Eaux Dumez    207,000     21,154,346

 Utilities -- electric (0.5%)
 SGS THOMSON
    Microelectronics         138,520      9,108,997

Germany (6.2%)
 Automotive & related (1.1%)
 Daimler-Benz                304,000(c)  22,072,875

 Chemicals (2.1%)
 Bayer                       446,010(c)  18,843,253
 Hoechst                     536,273(c)  22,768,031
 Total                                   41,611,284

 Communications equipment & services (0.5%)
 Deutsche Telekom            574,256(c)  11,066,631

 Leisure time & entertainment (0.7%)
 Adidas                      146,200(c)  14,000,593

 Miscellaneous (1.8%)
 Degussa                      38,506(c)  16,439,456
 SGL Carbon                  141,340(d)  19,276,112
 Total                                   35,715,568

Hong Kong (7.3%)
 Banks and savings & loans (1.9%)
 HSBC Holdings             1,532,800     37,410,953

 Communications equipment & services (0.5%)
 Hong Kong
    Telecommunications     6,830,000     11,774,797

 Multi-industry conglomerates (1.1%)
 Hutchison Whampoa       1,449,000       11,040,070
 Swire Pacific Cl A        1,200,000     10,305,151
 Total                                   21,345,221

 Real estate (3.8%)
 Cheung Kong Holdings      2,791,000     26,671,229
 Henderson Land            1,024,000      9,157,379
 New World Development     1,920,000     11,901,287
 Sun Hung Kai Properties   1,413,000     16,331,146
 Wharf Holdings            2,720,000     12,083,110
 Total                                   76,144,151

Indonesia (0.1%)
 Multi-industry conglomerates
 India Fund                  350,000(b)   2,975,000

Italy (5.6%)
 Banks and savings & loans (0.9%)
 Credito Italiano         14,010,000(c)  19,132,210

 Communications equipment & services (2.7%)
 Stet Risp                11,760,400     41,088,921
 Telecom Italia            5,256,000(c)  12,335,616
 Total                                   53,424,537

 Energy (1.9%)
 Ente Nazionale
    Idrocarburi            7,709,087(c)  38,031,586

 Media (0.1%)
 Seat Risp                 8,095,500      1,871,259

Japan (15.8%)
 Electronics (6.1%)
 Fujitsu                   1,222,000     12,054,878
 Mitsumi Electric            886,000(c)  16,525,739
 NEC                       2,710,000     31,451,545
 Shinko Electric Inds        300,000(c)  10,295,946
 Sony                        292,000     21,083,644
 TDK                         450,000     30,141,756
 Total                                  121,553,508

 Financial services (0.8%)
 Yasuda Fire & Marine    3,018,000       15,061,226

 Food (0.8%)
 Kirin Brewery             1,919,000     16,385,393

 Health care (0.5%)
 Banyu Pharmaceuticals       750,000     10,942,551

 Industrial equipment & services (2.6%)
 DAI Nippon Printing       1,000,000     16,662,521
 Mitsubishi Heavy Inds     2,300,000     16,568,846
 Secom                       340,000     19,166,045
 Total                                   52,397,412

 Metals (0.7%)
 Nippon Steel              5,086,000     13,533,993

 Real estate (0.9%)
 Sumitomo Realty &
    Development            2,690,000     18,887,754

 Retail (0.8%)
 Takashimaya               1,400,000     15,435,629

 Transportation (0.4%)
 Nippon Express            1,340,000      8,631,185

 Wire & cable (1.6%)
 Denso                       959,000     18,443,836
 Sumitomo Electric Inds    1,025,000(c)  14,190,085
 Total                                   32,633,921

 Miscellaneous (0.6%)
 Mitsubishi Material       2,977,000     11,056,087

Korea (0.2%)
 Electronics
 Samsung Electronics          52,400      4,300,257

Malaysia (3.9%)
 Automotive & related (0.3%)
 Perushaan Otomobil
    Nasional                 729,000      4,814,982

 Banks and savings & loans (1.7%)
 Malayan Banking           2,871,000     34,109,745

 Building materials & construction (0.5%)
 United Engineers          1,135,000     10,467,780

 Multi-industry conglomerates (0.5%)
 Sime Darby                2,818,000     10,668,224

 Utilities -- electric (0.9%)
 Tenega Nasional           3,825,000     18,331,653

Mexico (2.2%)
 Building materials & construction (0.9%)
 Cemex ADR Series B        2,038,000(c)  17,896,187

 Media (0.4%)
 Grupo Televisa ADR          375,000(b,c) 9,187,500

 Miscellaneous (0.9%)
 Grupo Industrial          3,051,000     17,309,543

Netherlands (5.6%)
 Chemicals (1.3%)
 Akzo Nobel                  183,860     26,495,448

 Financial services (1.1%)
 Ing Groep                   567,637     21,982,886

 Furniture & appliances (2.2%)
 Philips Electronics         981,910(c)  44,338,314

 Textiles & apparel (1.0%)
 Gucci                       289,944(b)  18,897,767

New Zealand (0.3%)
 Paper & packaging
 Carter Holt Harvey        2,736,100      6,199,226

Peru (0.4%)
 Communications equipment & services
 Telefonica Del Peru ADR     350,000      7,700,000

Phillipines (1.0%)
 Electronics (0.3%)
 Manila Electric             620,000      4,921,102

 Financial services (0.3%)
 Philippine Commercial
    Intl Bank                441,000      6,406,110

 Utilities -- telephone (0.4%)
 Philippines Long Distance
    Telephone ADR            131,900(c)   7,650,200

Portugal (.03%)
 Building materials & construction
 Cimpor-Cimentos de
    Portugal ADR             117,000      5,105,855

 Banks and savings & loan (1.9%)
 Overseas Union Bank       2,470,000     19,233,250
 United Overseas Bank      1,685,000     19,149,070
 Total                                   38,382,320

 Beverages & tobacco (0.5%)
 Fraser & Neave            1,099,000      9,868,256

 Real estate (2.7%)
 City Developments         2,145,000     21,216,766
 DBS Land                  3,967,000     15,444,999
 Straights Steamship       5,420,000     18,478,569
 Total                                   55,140,334

 Transportation (1.1%)
 Keppel                    1,647,000     11,900,454
 Singapore Airlines        1,063,000      9,395,860
 Total                                   21,296,314

Spain (1.4%)
 Communications equipment & services (1.0%)
 Telefonica                  847,087(c)  19,501,113

 Energy (0.4%)
 Repsol                      231,090      8,786,079

Sweden (3.4%)
 Industrial equipment & services
 ABB AB Class B Shares       150,000(b,c)16,790,186
 Ericsson (LM) B Free        825,000     26,250,925
 Total                                   43,041,111

Switzerland (3.4%)
 Financial services (1.0%)
 Credit Suisse Group         188,892(c)  20,150,103

 Health care (2.4%)
 Novartis                     28,270(c)  32,333,777
 Roche Holdings                1,722     14,502,836
 Total                                   46,836,613

Taiwan (0.4%)
 Multi-industry conglomerates
 Taiwan Fund                 322,800(c)   8,070,000

Thailand (0.4%)
 Communications equipment & services (0.2%)
 Advanced Info Service       459,000      4,431,357

 Financial services (0.2%)
 Industrial Finance
    of Thailand            1,234,100      3,264,562

United Kingdom (15.5%)
 Banks and savings & loans (2.0%)
 HSBC Holdings               706,200     18,196,465
 Lloyds TSB                2,657,010     22,005,790
 Total                                   40,202,255

 Building materials & construction (1.0%)
 Redland                   3,348,000     19,085,622

 Electronics (0.6%)
 Premier Farnell           1,538,210     12,439,064

 Energy (1.1%)
 Shell Transport & Trading 1,282,761     21,780,841

 Food (1.1%)
 Unilever                    833,670     21,406,270

 Furniture & appliances (0.5%)
 Emi Group                   557,880     10,485,748

 Health care (2.2%)
 Glaxo Wellcome            2,443,866     41,396,495
 Smith & Nephew              762,950      2,392,102
 Total                                   43,788,597

 Leisure time & entertainment (1.2%)
 Granada Group             1,595,290     23,612,224

 Machinery (1.3%)
 Siebe1,667,882           26,336,979

 Multi-industry conglomerates (0.6%)
 Framlington Maghreb
    Fund Units                50,000(b)   2,725,000
 Johnson Matthey             921,950      8,093,734
 Total                                   10,818,734

 Paper & packaging (0.2%)
 Smurfit Group             1,724,727      4,354,165

 Retail (2.1%)
 Great Universal Stores    2,527,770     26,905,184
 Kingfisher                1,375,920     15,171,715
 Total                                   42,076,899

 Transportation (0.8%)
 NFC                       5,774,420     16,223,712

 Utilities -- electric (0.8%)
 BG   6,004,150           16,673,573

 Total common stocks
 (Cost: $1,683,882,057)              $1,910,276,163

Preferred stocks & other (1.7%)
 BNP
    Warrants                 347,900   $  3,978,094
 Euro Paper
    Warrants                 159,488      1,915,047
 Henkel KGaA                 410,940(c)  21,930,446
 Keppel
    Warrants               1,292,000      4,151,076
 Novartis
     Rights                   28,270      1,790,248

 Total preferred stock & other
 (Cost: $25,763,788)                    $33,764,911

Short-term securities (23.6%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
              purchase

 Certificate of deposit (0.3%)
 Morgan Guaranty
      04-28-97     5.40     6,100,000  $  6,045,146

 Commercial paper (22.5%)
 Aluminum Co of America
      03-06-97     5.32     10,000,000    9,992,653
 Associates Corp North America
      04-07-97     5.32      4,800,000    4,773,952
 Avco Financial Services
      03-27-97     5.35     10,000,000    9,957,670
      04-01-97     5.35      3,300,000    3,283,664
 Bell Atlantic
      03-18-97     5.27     13,500,000   13,466,531
 BellSouth Capital Funding
      03-25-97     5.34      4,500,000    4,483,136
 BOC Group
      03-17-97     5.30      3,000,000    2,992,960
      03-24-97     5.29      3,600,000    3,587,879
 CAFCO
      03-20-97     5.35%     1,800,000    1,794,956
 Campbell Soup
      11-17-97     5.49     10,200,000(e) 9,784,293
 Cargill
      03-05-97     5.36      8,000,000    7,994,896
      03-06-97     5.36      7,000,000    6,994,520
      03-10-94     5.34      5,000,000    4,993,265
 Cargill Global
      03-17-97     5.34      5,900,000(e) 5,886,102
 Chevron UK
      04-17-97     5.29      6,900,000    6,849,061
 Commerzbank U.S. Finance
      03-19-97     5.27     15,000,000   14,960,625
 Consolidated Natural Gas
      04-29-97     5.29      6,000,000    5,944,615
 Dean Witter Discover & Co
      03-19-97     5.30      9,000,000    8,976,240
      04-15-97     5.38      9,400,000    9,331,862
 Deutsche Bank Financial
      04-10-97     5.28      5,100,000    5,070,250
 First Chicago NBD
      04-14-97     5.34     12,000,000   11,919,325
 Ford Motor Credit
      03-11-97     5.33      8,000,000    7,988,222
      04-09-97     5.28     10,000,000    9,943,125
 Gannett
      03-11-97     5.29     10,000,000(e) 9,985,361
      03-20-97     5.27      8,500,000(e) 8,476,448
 Glaxo Wellcome
      05-12-97     5.30      7,000,000(e) 6,919,517
 Goldman Sachs Group
      05-05-97     5.36      7,600,000    7,522,391
 Kredietbank North America Finance
      03-12-97     5.29      9,500,000    9,484,702
      04-18-97     5.30      8,000,000    7,943,893
 Merrill Lynch
      03-03-97     5.27      1,300,000    1,299,619
      03-03-97     5.34      4,000,000    3,998,820
 Metlife Funding
      03-24-97     5.44      7,800,000    6,974,350
      05-20-97     5.32      7,800,000    7,702,247
 Mobil Australia Finance (Delaware)
      03-14-97     5.33      6,500,000(e) 6,487,560
      04-02-97     5.37      8,088,000(e) 8,046,533
      08-22-97     5.33      5,000,000(e) 4,863,889
 Morgan Stanley Group
      04-18-97     5.41      5,000,000    4,961,647
 Natl Australia Funding (Delaware)
      03-07-97     5.34      9,600,000    9,591,520
      05-15-97     5.37      7,800,000    7,708,281
 Northern States Power
    03-10-97       5.41      7,400,000    7,388,463
      03-25-97     5.46      8,000,000    7,968,949
 Novartis Finance
      03-03-97     5.31%     1,900,000    1,899,441
      03-17-97     5.28      2,500,000    2,494,156
      03-21-97     5.26      9,000,000    8,973,750
 Paccar Financial
      03-27-97     5.32     10,800,000   10,758,660
 Pfizer
      03-03-97     5.30     20,000,000(e)19,994,144
      03-12-94     5.37      8,300,000(e) 8,284,072
 Reed Elsevier
      03-18-97     5.37      3,200,000(e) 3,190,941
      04-16-97     5.40     10,100,000(e)10,026,795
 SAFECO Credit
      03-04-97     5.52      5,700,000    5,679,113
      05-01-97     5.38     11,300,000   11,191,602
 SBC Communications Capital
      04-03-97     5.35     11,500,000(e)11,444,024
 Siemens
      05-19-97     5.34     11,000,000   10,863,844
 Societe Generale North America
      06-14-97     5.36      5,400,000    5,337,337
 Transamerica Finance
      03-04-975    5.37      8,100,000    8,095,095
      03-27-97     5.47      5,300,000    5,276,931
 USAA Capital
      05-01-97     5.31      7,000,000    6,932,851
      05-09-97     5.32     10,000,000    9,891,694
 U S WEST Communications
      03-26-97     5.36      6,500,000    6,475,986
      04-04-97     5.33      5,000,000    4,975,019
 Total                                  450,079,447

 Letters of credit (0.8%)
 Bank of America-
 AES Barbers Point
      03-13-97     5.32      4,500,000    4,492,050
 Bank of America-
 Formosa Plastics
      03-06-97     5.32      3,100,000    3,097,718
 Credit Agricole-
 Louis Dreyfus
      04-16-97     5.28      9,000,000    8,933,708
 Total                                   16,523,476

 Total short-term securities
 (Cost: $472,844,568)                 $ 472,648,069


 Total investments in securities
 (Cost: $2,182,490,413)(f)           $2,416,689,143


(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Security is partially or fully on loan. See Note 5 to the financial statements.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At Feb. 28, 1997, the cost of securities for federal income tax purposes was approximately $2,182,490,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation....................$279,474,000
Unrealized depreciation.....................(45,275,000)
------------------------------------------------------------
Net unrealized appreciation................$234,199,000
------------------------------------------------------------

      Retirement Annuity Mutual Funds
      Aggressive Growth Fund                 (Percentages represent value of
      Feb. 28, 1997 (Unaudited)          investments compared to net assets)

Investments in securities of unaffiliated issuers

Common stocks (82.0%)
Issuer                       Shares        Value(a)
 Automotive & related (0.3%)
 Miller Inds                 443,700(b)   5,657,175

 Banks and savings & loans (4.9%)
 Bank of Boston              240,000     18,090,000
 Bank of New York            200,000      7,750,000
 Barnett Banks               340,000     15,725,000
 Charter One Financial       281,000     13,382,625
 Magna Group                 360,000     11,475,000
 MBNA 400,000             12,800,000
 SouthTrust                  325,000     12,878,125
 Washington Mutual           226,950     11,999,981
 Total                                  104,100,731

 Building materials & construction (1.5%)
 Tyco Intl                   528,000     31,152,000

 Chemicals (2.5%)
 Betz Laboratories            56,100      3,639,487
 Crompton & Knowles          440,000      8,360,000
 Praxair                     275,000     13,371,875
 Republic Inds               311,000(b)  11,040,500
 Sigma-Aldrich               173,000      5,298,125
 USA Waste Service           300,000(b)  10,800,000
 Total                                   52,509,987

 Communications equipment & services (1.6%)
 Andrew                       87,500(b)   4,812,500
 Mastec                      192,000(b)  10,080,000
 PairGain Technologies       156,000(b)   4,611,750
 Tellabs                     340,000(b)  13,557,500
 Total                                   33,061,750

 Computers & office equipment (10.7%)
 American Power Conversion   328,700(b)   6,861,612
 Billing Information Concepts275,000(b)   7,356,250
 BMC Software                319,000     13,657,188
 BTG                         325,000(b)   6,500,000
 Cadence Design Systems      274,000(b)  10,103,750
 Cisco Systems               525,000(b)  29,203,125
 Computer Task Group         335,000     14,363,125
 Electronic Arts             320,000(b)  10,000,000
 Equifax                     425,000     12,643,750
 Fiserv                      176,000(b)   5,764,000
 HMT Technology              258,000(b)   4,934,250
 Hutchinson Technology        60,000(b)   1,927,500
 Ikon Office Solutions       252,000     10,395,000
 Imnet Systems               230,000(b)   5,606,250
 McAfee Associates           200,000(b)   9,175,000
 Parametric Technology       430,000(b)  24,241,250
 Pegasystems                  43,400(b)   1,117,550
 Reynolds & Reynolds Cl A    385,000     10,780,000
 Sanmina                     200,000(b)   9,250,000
 Silicon Graphics            556,300(b)  13,420,738
 Solectron                   200,000(b)  10,575,000
 Structural Dynamics Research514,000(b)  10,215,750
 Template Software            80,000(b)   1,090,000
 Total                                  229,181,088

 Electronics (6.0%)
 ANADIGICS                   130,000(b)   3,347,500
 ESS Technology              350,000(b)   9,209,375
 Etec Systems                 70,800(b)   2,566,500
 FSI Intl                    822,000(b)  12,227,250
 Kent Electronics            234,000(b)   6,435,000
 KLA Instruments             311,000(b)  12,964,813
 Lattice Semiconductor       129,000(b)   6,159,750
 LSI Logic                   394,000(b)  13,593,000
 Maxim Intergrated Products  209,000(b)  10,371,625
 Micron Technology           143,000      5,362,500
 Oak Technology              480,000(b)   6,480,000
 Speedfam Intl               105,000(b)   3,911,250
 Tencor Instruments          186,000(b)   7,451,625
 Transcrypt Intl             220,000(b)   1,952,500
 Vitesse Semiconductor       325,000(b)  13,629,688
 Xilinx2                      53,000(b)  11,416,625
 Total                                  127,079,001

 Energy (1.2%)
 Forcenergy                  127,300(b)   3,309,800
 Noble Affiliates            143,400      5,592,600
 Pogo Producing               73,100      2,512,813
 Tosco                       492,750     13,735,406
 Total                                   25,150,619

 Energy equipment & services (2.0%)
 Cooper Cameron              190,000(b)  12,445,000
 Edge Petroleum               65,000(b)   1,129,375
 Global Inds                 298,200(b)   5,442,150
 Global Marine               670,000(b)  12,478,750
 Lone Star Technologies      545,000(b)   8,583,750
 Patterson Energy             55,000(b)   1,265,000
 Rowan Companies              52,250      1,038,469
 Total                                   42,382,494

 Financial services (4.0%)
 Edwards (AG)                440,000     15,620,000
 Franklin Resources          278,000     16,263,000
 Household Intl              110,000     10,656,250
 Mego Mortgage               350,000(b)   5,118,750
 RAC Financial Group         420,000(b)  13,702,500
 Schwab (Charles)            440,000     16,500,000
 Winthrop Resources          260,000      8,450,000
 Total                                   86,310,500

 Food (1.7%)
 Delta & Pine Land           325,000     12,065,625
 JP Foodservice              450,000(b)  12,768,750
 Tyson Foods                 525,000     10,631,250
 Total                                   35,465,625

 Furniture & appliances (1.5%)
 Leggett & Platt             370,000     13,273,750
 Miller (Herman)             300,000     19,725,000
 Total                                   32,998,750

 Health care (8.3%)
 Acuson                      500,000(b)  13,875,000
 ALZA                        450,000(b)  12,768,750
 Bio-Technology General      336,000(b)   5,460,000
 Biogen                      360,000(b)  17,730,000
 Biosite Diagnostics         100,000(b)   1,212,500
 Boston Scientific           220,000(b)  14,575,000
 Centocor                    270,000(b)  10,226,250
 Cephalon                    321,000(b)   7,583,625
 DENTSPLY Intl               273,000     14,264,250
 DepoTech                    428,000(b)   7,597,000
 Guidant                      96,000      6,432,000
 Human Genome Sciences       130,000(b)   4,940,000
 IDEXX Laboratories          204,000(b)   7,599,000
 ILEX Oncology                57,300(b)     737,738
 Scherer (RP)                172,400(b)   9,956,100
 Sepracor                    406,000(b)   9,794,750
 U. S. Surgical              385,000     16,410,625
 Watson Pharmaceuticals      385,000(b)  16,795,625
 Total                                  177,958,213

 Health care services (9.1%)
 Beverly Enterprises         794,000(b)  11,413,750
 Cardinal Health             240,000     14,760,000
 Foundation Health           330,000(b)  12,457,500
 FPA Medical Management      500,000(b)  12,875,000
 Genesis Health Ventures     132,900      4,601,662
 HBO & Co                    900,000     51,862,500
 Health Mgmt Associates      564,000(b)  14,946,000
 HEALTHSOUTH                 131,000(b)   5,272,750
 Integrated Health Services  235,200      6,997,200
 Medical Resources           536,000(b)   5,393,500
 Mid Atlantic Medical Services462,000(b)  6,814,500
 NABI                        525,000(b)   5,053,125
 NovaCare                    800,000(b)  10,000,000
 PhyCor                      347,000(b)  10,540,125
 Quorum Health Group         166,000(b)   5,208,250
 Tenet Healthcare            581,000(b)  15,759,625
 Total                                  193,955,487

 Household products (1.4%)
 Estee Lauder                 89,600      4,166,400
 Newell                      367,000     13,624,875
 Samsonite                   250,000(b)  11,875,000
 Total                                   29,666,275

 Industrial equipment & services (2.1%)
 DT Inds                     284,000      8,378,000
 Harnischfeger Inds          300,000     13,162,500
 Integrated Process Equipment181,800(b)   4,590,450
 Prime Service               252,100(b)   5,955,863
 United Waste Systems        350,000(b)  12,600,000
 Total                                   44,686,813

 Insurance (2.3%)
 Equitable of Iowa            19,800      1,051,875
 Everest Reinsurance Holdings250,000      7,875,000
 Providian                   153,500      8,576,812
 SunAmerica                  464,000     21,286,000
 UNUM 145,000             11,146,875
 Total                                   49,936,562

 Leisure time & entertainment (0.3%)
 Brunswick                   127,050      3,636,806
 WMS Inds                    130,000(b)   2,583,750
 Total                                    6,220,556

 Media (1.0%)
 American Radio Systems      334,000     11,189,000
 Outdoor Systems             372,900(b)  11,187,000
 Total                                   22,376,000

 Multi-industry conglomerates (1.7%)
 Apollo Group                330,000(b)   8,910,000
 Employee Solutions          666,000(b)  15,900,750
 Lancaster Colony            250,000     11,437,500
 Total                                   36,248,250

 Paper & packaging (0.8%)
 Sealed Air                  330,000(b)  13,571,250
 Silgan Holdings             165,000(b)   4,207,500
 Total                                   17,778,750

 Restaurants & lodging (0.7%)
 CapStar Hotel               560,000(b)  13,440,000
 CKE Restaurants             113,400      2,197,124
 Total                                   15,637,124

 Retail (8.3%)
 CarMax Group                 69,000(b)   1,388,625
 Costco Companies            635,000(b)  16,271,875
 CVS  275,000             12,718,750
 Dollar General              728,500     20,671,187
 Dominick's Supermarkets     531,000(b)   9,823,500
 Family Dollar Stores        655,000     15,474,375
 Hollywood Entertainment     104,400(b)   2,505,600
 Kohl's                      247,000(b)  11,362,000
 Maxim Group                 315,000(b)   4,882,500
 Rexall Sundown              280,000(b)   7,315,000
 Rite Aid                    350,000     14,743,750
 Safeway                     396,000(b)  19,057,500
 U.S. Office Products        340,000(b)  10,880,000
 Vons Companies              220,000(b)  14,987,500
 Walgreen                    363,000     15,518,250
 Total                                  177,600,412

 Textiles & apparel (1.5%)
 Burlington Coat
    Factory Warehouse        419,000(b)   6,285,000
 Fruit of the Loom           495,000     20,233,125
 Stage Stores                300,000(b)   6,375,000
 Total                                   32,893,125

 Transportation (0.7%)
 Coach USA                   250,000(b)   8,000,000
 Hvide Marine                336,000(b)   6,972,000
 Total                                   14,972,000

 Utilities -- telephone (0.4%)
 Brooks Fiber Properties      21,800(b)     463,250
 Tel-Save Holdings           480,000(b)   8,580,000
 Total                                    9,043,250

 Miscellaneous (0.5%)
 American Oilfield Divers    225,000(b)   2,587,500
 General Cigar Holdings       34,300(b)     617,400
 Judge Group                 560,000(b)   3,710,000
 U.S. Rentals                150,000(b)   2,850,000
 Total                                    9,764,900

 Foreign (5.0%) (h)
 ACE                         175,000     11,375,000
 Amer Group                  419,000(b)   8,749,217
 ASM Lithography Holding     200,000(b)  13,300,000
 Baan                        305,000(b,f)13,534,375
 Belle                    21,075,000(b)   6,723,115
 BioChem Pharma              210,000(b)  11,130,000
 Euro-Nevada Mining          185,900      6,092,629
 Mid Ocean                   307,000(b)  15,196,500
 Multicanal Participacoes
    ADR                       80,000(b)   1,020,000
 Steiner Leisure             425,000(b)   9,987,500
 Swire Pacific             1,089,000(b)   9,351,925
 Total                                  106,460,261

 Total common stocks
 (Cost: $1,511,411,288)              $1,750,247,698

Preferred stock (0.1%)
 Energy Biosystems
    8% Cv                     35,000(c)  $1,588,790

 Total preferred stock
 (Cost: $1,418,377)                      $1,588,790


Bonds (1.1%)
Issuer                                    Coupon            Maturity           Principal               Value(a)
                                            rate                year              amount
 HMT Technology
    Cv Sub Nts                           5.75%                  2004            $2,700,000(c)      $ 2,851,875
 Cirrus Logic
    Cv Sub Nts                           6.00                   2003             5,000,000(c)        4,293,750
 Park Electrochemical
    Cv Sub Nts                           5.50                   2006             4,500,000           4,095,000
 Richy Electronics
    Cv Sub Nts                           7.00                   2006             3,000,000(g)        3,270,000
 Thermo Electron
    Cv                                   4.25                   2003             7,500,000(c)        8,175,000
 Total bonds
 (Cost: $22,725,646)                                                                               $22,685,625

Short-term securities (13.3%)
 Commercial paper (13.0%)
 ABB Treasury Center USA
      03-27-97     5.27%     $ 600,000(d)$  597,725
 Abbott Laboratories
      03-25-97     5.26     12,000,000   11,958,080
 Albertson's
      04-04-97     5.25      3,000,000    2,985,182
      04-11-97     5.33      7,500,000    7,454,729
 American General Finance
      03-19-97     5.43      9,000,000    8,975,112
      04-16-97     5.28      6,700,000    6,655,054
 Ameritech Capital Funding
      04-14-97     5.37      4,100,000(d) 4,071,461
 Associates Corp North America
      04-23-97     5.31      6,900,000    6,846,466
 BHP Finance
      03-07-97     5.32      5,300,000    5,295,318
 BOC Group
      03-24-97     5.29      3,900,000    3,886,869
 CAFCO
    03-20-97       5.35      1,900,000    1,894,675
 Cargill
      03-06-97     5.36      8,000,000    7,993,738
      03-10-97     5.34      6,700,000    6,690,975
      04-21-97     5.28      9,700,000    9,626,793
 Ciesco LP
      03-07-97     5.35      1,100,000    1,099,023
 Commercial Credit
      04-07-97     5.31      6,400,000    6,365,269
      04-08-97     5.31     10,000,000    9,944,372
 Commerzbank U.S. Finance
      03-26-97     5.27      6,500,000    6,476,302
 CPC Intl
      03-11-97     5.35      1,900,000(d) 1,897,043
 Fleet Funding
      03-10-97     5.35      5,100,000(d) 5,093,217
      03-13-97     5.35      2,800,000(d) 2,795,035
 General Electric Capital Services
      04-18-97     5.34      7,500,000    7,442,470
 Household Finance
      03-11-97     5.34      5,500,000    5,491,887
 Kellogg
      04-03-97     5.28      6,178,000    6,148,268
      04-09-97     5.28      4,500,000    4,474,406
 Metlife Funding
      03-24-97     5.44      5,400,000    5,380,213
 Mobil Australia Finance (Delaware)
      03-17-97     5.41     10,500,000(d)10,471,798
 Northern States Power
      03-10-97     5.41      6,000,000    5,990,646
 Novartis Finance
      03-19-97     5.27      9,000,000    8,976,375
 Paccar Financial
      03-19-97     5.44      6,000,000    5,982,349
      03-27-97     5.32      4,900,000    4,881,244
      04-02-97     5.32      4,700,000    4,677,858
 Rabobank USA Finance
      04-17-97     5.44     10,000,000    9,926,079
 Reed Elsevier
      03-18-97     5.37      4,600,000(d) 4,586,977
 SBC Communications Capital
      03-27-97     5.32      2,100,000(d) 2,091,962
 Siemens
      03-05-97     5.35      2,700,000    2,698,401
 Societe Generale North America
      05-14-97     5.33      6,500,000    6,405,073
 St. Paul Companies
      03-14-97     5.31      6,500,000(d) 6,487,583
 Toyota Motor Credit
      03-24-97     5.31      7,200,000    7,175,620
 Transamerica Finance
      03-04-97     5.37      1,900,000    1,898,850
      03-20-97     5.38     12,700,000   12,660,317
      03-21-97     5.38      7,400,000    7,375,321
      03-21-97     5.39     10,185,000   10,151,032
 UBS Finance (Delaware)
      03-14-97     5.27      3,400,000    3,393,554
 U S WEST Communications
      03-13-97     5.36      3,900,000    3,893,071
 USAA Capital
      03-10-97     5.37     10,900,000   10,881,828
 Total                                  278,145,620

 Letter of credit (0.3%)
 Bank of America -
 Formosa Plastics
      03-18-97     5.42      5,400,000    5,385,106

 Total short-term securities
 (Cost: $283,593,928)                 $ 283,530,726


 Total investments in securities of unaffiliated issuers
 (Cost: $1,819,149,239)              $2,058,052,839

Investments in securities of affiliated issuer (e)
Issuer                       Shares        Value(a)

 Emisphere Technologies     550,000(b) $ 12,237,500

 Total investments in securities of affiliated issuer
 (Cost: $9,453,520)                    $ 12,237,500

 Total investments in securities
 (Cost: $1,828,602,759)(i)           $2,070,290,339

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c)  Represents   securities  sold  under  Rule  144A,  which  are  exempt  from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(d) Commercial paper sold within terms of a private placement memorandum, except from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Feb. 28, 1997 are as follows:

                          Beginning    Purchase       Sales      Ending Dividend
Issuer                         cost        cost        cost        cost   income
--------------------------------------------------------------------------------
Emisphere Technologies* $        --  $9,453,520  $        --  $9,453,520     $--
Heftel Broadcasting*     12,266,622          --   12,266,622          --      --
--------------------------------------------------------------------------------
Total                   $12,266,622  $9,453,520  $12,266,622  $9,453,520     $--
--------------------------------------------------------------------------------
*Issuer was not an affiliate for the entire fiscal year.

(f) Security is partially or fully in loan. See Note 6 to the financial statement.

(g) Identifies issuers considered to be illiquid as to their  marketability (see
Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 1997 is as follows:
                                     Acquisition             Purchase
 Security                                   date                 cost

--------------------------------------------------------------------------------
 Richy Electronics*                     02-21-96            $3,000,000

*Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(h) Foreign securities values are stated in U.S. dollars.

(i) At Feb. 28, 1997, the cost of securities for federal income tax purposes was approximately $1,828,603,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.................$286,622,000
Unrealized depreciation..................(44,935,000)
-----------------------------------------------------------
Net unrealized appreciation.............$241,687,000
-----------------------------------------------------------

      Retirement Annuity Mutual Funds
      Feb. 28, 1997 (Unaudited)               (Percentages represent value of
      Global Yield Fund             investments compared to total net assets)

Bonds (80.0%) (b)
Issuer                                 Coupon              Maturity              Principal             Value(a)
                                         rate                  year                 amount
Argentina (6.7%)
Argentina Republic
    (Japenese Yen)                       5.50  %                2001          $110,000,000         $   911,879
    (U.S. Dollar)                        5.25                   2023               500,000(d)          332,500
    (U.S. Dollar)                        6.625                  2005             1,470,000(d)        1,330,350
    (U.S. Dollar)                       11.375                  2017             1,000,000           1,062,500
Perez Companc
    (U.S. Dollar)                        9.00                   2004             1,000,000(c)        1,000,000
 Total                                                                                               4,637,229

Australia (2.8%)
 Govt of Australia
    (Australian Dollar)                  6.75                   2006             1,000,000             728,068
                                        12.00                   2001             1,350,000           1,247,561
 Total                                                                                               1,975,629

Brazil (1.2%)
 Republic of Brazil
    (U.S. Dollar)                        6.56                   2012             1,000,000(d)          810,000

Canada (2.8%)
 Govt of Canada
    (Canadian Dollar)                    8.00                   2023             2,200,000           1,791,216
    (Canadian Dollar)                   10.50                   2001               160,000             138,623
 Total                                                                                               1,929,839
Denmark (1.9%)
 Govt of Denmark
    (Danish Krone)                       8.00                   2003             7,700,000           1,344,798

France (1.3%)
 Govt of France
    (European Currency Unit)             7.50                   2005               400,000             512,242
    (French Franc)                       1.28                   2006             2,000,000(d)          381,146
 Total                                                                                                 893,388

Germany (8.5%)
 Federal Republic of Germany
    (Deutsche Mark)                      6.00                   2016             3,800,000           2,228,017
    (Deutsche Mark)                      7.50                   2004             5,430,000           3,670,551
 Total                                                                                               5,898,568

Hong Kong (1.0%)
 Dao Heng Bank
    (U.S. Dollar) Sub Nts                7.75                   2007               750,000(e)          761,250

Israel (1.4%)
 Israel Electric
    (U.S. Dollar) Sr Nts                 7.875                  2026             1,000,000(c)          998,600

Italy (5.6%)
 Govt of Italy
    (Italian Lira)                       7.75                   2001         2,450,000,000           1,491,805
    (Italian Lira)                       8.50                   2004         3,820,000,000           2,382,458
 Total                                                                                               3,874,263

Japan (0.4%)
 Japan Development Bank
    (Japanese Yen)                       5.00                   1999            30,000,000             274,963
 BNCE
    (U.S. Dollar)                        7.25                   2004               600,000             556,500
 United Mexican States
    (Japanese Yen)                       5.00                   1998            30,000,000             256,926
    (U.S. Dollar)                        9.875                  2007             1,000,000           1,047,500
    (U.S. Dollar)                       11.50                   2026             2,050,000           2,291,900
 Total                                                                                               4,152,826

Philippines (1.7%)
 Philippine Long Distance
    (U.S. Dollar)                        7.85                   2007             1,200,000(c)        1,195,080

Spain (1.9%)
 Govt of Spain
    (Spanish Peseta)                     8.00                   2004           179,000,000           1,336,145

Supra National (1.0%)
 Asian Development Bank
    (Japanese Yen)                       5.00                   2003            69,000,000             670,666

Sweden (3.0%)
 Govt of Sweden
    (Swedish Krona)                      8.00                   2007            14,600,000           2,125,005

United Kingdom (7.5%)
United Kingdom Treasury
    (British Pound)                      7.75                   2006             1,500,000           2,527,098
    (British Pound)                      8.00                   2003             1,600,000           2,726,518
 Total                                                                                               5,253,616

United States (23.3%)
 Federal Natl Mtge Assn
    (U.S. Dollar)                        7.50                   2025             2,000,000           1,994,380
 Federal Natl Mtge Assn
    (U.S. Dollar)                        7.50                   2027             1,000,000             997,810
 Firstar Capital Trust
    (U.S. Dollar)                        8.32                   2026             1,000,000(c)        1,019,850
 New York Life Insurance
    (U.S. Dollar)                        7.50                   2023             1,000,000(c)          953,410
 J.P. Morgan
    (U.S. Dollar) Sr Sub Nts Series A    4.00                   2012             1,000,000(d)          998,800
 TU Electric Capital
    (U.S. Dollar)                        8.175                  2037             1,000,000(d)        1,002,830
 U.S. Treasury
    (U.S. Dollar)                        7.50                2001-16             8,725,000           9,259,777
 Total                                                                                              16,226,857

Venzuela (2.0%)
 Govt of Venezuela
    (U.S. Dollar)                        6.44                   2007               500,000(d)          455,000
                                         6.625                  2007             1,000,000(d)          910,000
 Total                                                                                               1,365,000

 Total bonds
 (Cost: $55,527,705)                                                                               $55,723,722

Short-term securities (27.5%)

Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
               purchase
 Commercial paper
 CAFCO
      4-04-97      5.28%    $2,400,000(f)$2,388,100
 Cargill
      3-07-97      5.26        700,000      699,388
 Ciesco LP
      3-04-97      5.32      1,000,000      999,559
      3-24-97      5.27        800,000      797,317
 Consolidated Natural Gas
      3-10-97      5.25      2,800,000    2,796,325
 Fleet Funding
      4-01-97      5.28      3,500,000(f) 3,484,177
 Gannett
      3-21-97      5.27        600,000(f)   598,250
 Gillette
      3-03-97      5.37        700,000(f)   699,791
 Kredietbank North America Finance
      3-12-97      5.29      1,600,000    1,597,424
 Michigan Consolidated Gas
      3-26-97      5.27      2,500,000    2,490,885
 Reed Elsevier
      3-14-97      5.29        900,000(f)   898,287
      3-21-97      5.28        700,000(f)   697,954
      3-24-97      5.27      1,000,000(f)   996,646

 Total short-term securities
 (Cost: $19,144,103)                    $19,144,103

 Total investments in securities
 (Cost: $74,671,808) (g)                $74,867,825

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Foreign securities values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(c)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(d) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 1997.

(e) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements.) Information concerning such security holdings at Feb. 28, 1997 is as follows:

                        Acquisition                         Purchase
 Security                      date                             cost

---------------------------------------------------------------------
 Dao Heng Bank*            01-16-97                        $ 749,227

*Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration udner Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g) At Feb. 28, 1997, the cost of securities for federal income tax purposes was
approximately   $74,658,000  and  the  approximate  aggregate  gross  unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.......................$1,099,000
Unrealized depreciation........................(889,000)
--------------------------------------------------------
--------------------------------------------------------
Net unrealized appreciation.....................$210,000
--------------------------------------------------------

      Retirement Annuity Mutual Funds
      Growth Dimensions Fund                (Percentages represent value of
      Feb. 28, 1997 (Unaudited)         investments compared to net assets)

Common stocks (87.7%)
Issuer                       Shares        Value(a)
 Aerospace & defense (4.3%)
 Boeing                      143,100  $  14,560,425
 Lockheed Martin              75,300     6,664,050
 United Technologies         127,200     9,571,800
 Total                                  30,796,275

 Airlines (1.1%)
 AMR                         101,800(b)  8,004,025

 Automotive & related (1.0%)
 Chrysler                    216,300      7,327,163

 Banks and savings & loans (7.2%)

 Barnett Banks              89,000       4,116,250
 Citicorp                    203,500    23,758,625
 Norwest                     306,600    15,253,350
 State Street Boston         108,100     8,688,537
 Total                                  51,816,762

 Beverages & tobacco (2.7%)
 Anheuser-Busch              159,000     7,075,500
 Coca-Cola                   203,500    12,413,500
 Total                                  19,489,000

 Building materials & construction (0.8%)
 Tyco Intl                    95,336      5,624,824

 Chemicals (3.7%)
 IMC Global                  101,800     3,550,275
 Monsanto                    445,200    16,194,150
 Praxair                      50,800     2,470,150
 USA Waste Service           127,200(b)  4,579,200
 Total                                  26,793,775

 Communications equipment & services (2.0%)
 ADC Telecommunications      139,800(b)  3,774,600
 Andrew                       76,400(b)  4,202,000
 Ascend Communications        25,400(b)  1,327,150
 Tellabs                     127,200(b)  5,072,100
 Total                                  14,375,850

 Computers & office equipment (14.6%)
 Cisco Systems               372,700(b) 20,731,437
 Compaq Computer             133,600(b) 10,587,800
 Computer Associates Intl     89,100     3,875,850
 Computer Sciences            95,400(b)  6,439,500
 First Data                  190,700     6,984,388
 Hewlett-Packard             216,200    12,107,200
 Ikon Office Solutions        89,000     3,671,250
 Microsoft                   152,600(b) 14,878,500
 Oracle                      190,700(b)  7,484,975
 Parametric Technology       154,200(b)  8,693,025
 Reynolds & Reynolds Cl A    369,000    10,332,000
 Total                                 105,785,925

 Electronics (3.7%)
 Intel                       190,800    27,069,750

 Energy (2.4%)
 Exxon                        63,600     6,352,050
 Mobil                        63,600     7,806,900
 Unocal                       85,900     3,317,887
 Total                                  17,476,837

 Energy equipment & services (0.7%)
 Fluor                        77,500     4,698,438


 Financial services (2.9%)
 Household Intl               38,200     3,700,625
 MBNA                        203,500     6,512,000
 Morgan Stanley               89,100     5,624,437
 Travelers Group              95,400     5,115,825
 Total                                  20,952,887

 Food (2.1%)
 ConAgra                     254,400    13,483,200
 Pioneer Hi-Bred Intl         25,430     1,732,419
 Total                                  15,215,619

 Health care (9.1%)
 Amgen                       127,200(b)  7,775,100
 Boston Scientific            63,600(b)  4,213,500
 Johnson & Johnson           241,600    13,922,200
 Lilly (Eli)                  20,300     1,773,713
 Medtronic                   111,400     7,213,150
 Merck                       133,600    12,291,200
 Pfizer                      203,500    18,645,687
 Total                                  65,834,550

 Health care services (1.7%)
 Cardinal Health              92,300     5,676,450
 HBO & Co                     82,700     4,765,587
 HEALTHSOUTH                  44,600(b)  1,795,150
 Total                                  12,237,187

 Household products (2.9%)
 Gillette                    133,600    10,571,100
 Procter & Gamble             89,000    10,691,125
 Total                                  21,262,225

 Industrial equipment & services (1.9%)
 Deere & Co                  235,400    10,033,925
 Illinois Tool Works          45,800     3,864,375
 Total                                  13,898,300

 Insurance (1.6%)
 American Intl Group          63,550     7,689,550
 UNUM                         53,350     4,101,281
 Total                                  11,790,831

 Leisure time & entertainment (1.6%)
 Marriot Intl                152,700     8,093,100
 Mirage Resorts              127,133(b)  3,162,433
 Total                                  11,255,533

 Media (0.2%)
 Belo (AH) Cl A               44,500     1,679,875

 Metals (0.6%)
 Aluminum Co of America       63,600     4,531,500

 Multi-industry conglomerates (6.2%)
 Emerson Electric            111,300    11,018,700
 General Electric            241,700    24,864,888
 Minnesota Mining & Mfg       78,200     7,194,400
 Westinghouse Electric        95,440     1,646,340
 Total                                  44,724,328

 Paper & packaging (0.6%)
 Crown Cork & Seal            76,300     4,234,650

 Restaurants & lodging (1.1%)
 HFS                          76,300(b)  5,226,550
 Promus Hotel                 67,900(b)  2,401,963
 Total                                   7,628,513

 Retail (1.9%)
 Albertson's                  48,450     1,707,863
 CarMax Group                 22,200(b)    446,775
 CUC Intl                     77,500(b)  1,850,312
 Home Depot                      700        38,150
 Safeway                     203,600(b)  9,798,250
 Total                                  13,841,350

 Textiles & apparel (1.0%)
 Fruit of the Loom Cl A       50,900(b)  2,080,538
 Nike Cl B                    76,300     5,484,062
 Total                                   7,564,600

 Utilities -- electric (0.6%)
 CMS Energy                  127,200      4,165,800

 Utilities -- telephone (1.4%)

 AirTouch Communications   127,200(b)    3,466,200
 BellSouth                   143,200     6,712,500
 Total                                  10,178,700

 Foreign (6.1%)(c)
 ACE                         109,400     7,111,000
 British Telecommunications   25,400     1,771,650
 Ericsson (LM) ADR           267,200     8,429,325
 Northern Telecommunications  25,500     1,832,813
 Royal Dutch Petroleum        63,600    11,002,800
 Schlumberger                 44,500     4,477,812
 SmithKline Beecham ADR      127,200     9,444,600
 Total                                  44,070,000

 Total common stocks
 (Cost: $588,143,280)                 $634,325,072

Call options purchased (0.1%)
Issuer                          Number of  Exercise Expiration        Value(a)
                                contracts     price       date
 Phillip Morris                       600      $125    June 97       $866,250
 Total call options purchased
 (Cost: $655,312)                                                    $866,250

Short-term securities (12.6%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
               purchase

 Commercial paper (11.9%)
 ABB Treasury Center USA
      03-27-97     5.27%    $1,400,000(d)$1,394,692
 Abbott Laboratories
      03-25-97     5.26      6,500,000    6,477,293
 Ciesco LP
      03-04-97     5.32      3,100,000    3,098,633
      03-18-97     5.30      6,100,000    6,084,791
 Commerzbank U.S. Finance
      03-19-97     5.27      5,500,000    5,485,562
 Dean Witter, Discover & Co
      03-19-97     5.38      3,200,000    3,190,023
 Deutsche Bank Financial
      04-10-97     5.28      5,200,000    5,169,667
 Gannett
      03-10-97     5.29      2,200,000(d) 2,197,102
      03-12-97     5.29      2,400,000(d) 2,396,135
 Gillette
      03-03-97     5.37      4,800,000(d) 4,798,568
 Goldman Sachs Group
      03-13-97     5.32      4,900,000    4,891,343
 Kredietbank North America Finance
      04-18-97     5.31      4,400,000    4,369,083
 Mobil Australia Finance (Delaware)
      03-14-97     5.33      4,000,000(d) 3,992,344
 NBD Bank Canada
      03-20-97     5.27      3,200,000    3,191,133
 Novartis Finance
      03-04-97     5.32        800,000(d)   799,647
      03-07-97     5.32      6,000,000(d) 5,994,700
      03-17-97     5.29      3,200,000    3,192,505
 PACCAR Financial
      03-20-97     5.28      1,700,000    1,695,281
 Pfizer
      03-11-97     5.31      3,800,000(d)3,794,416
 Reed Elsevier
      03-21-97     5.28      5,100,000(d)5,085,097
 SBC Communications Capital
      03-27-97     5.32      2,700,000(d)2,689,665
 Transamerica Finance
      03-07-97     5.33      4,600,000   4,595,929
      03-17-97     5.29      1,400,000   1,396,721
 Total                                  85,980,330

 Letter of credit (0.7%)
 Bank of America -
 Formosa Plastics
      03-06-97     5.32      5,400,000   5,396,025

 Total short-term securities
 (Cost: $91,377,804)                 $  91,376,355

 Total investments in securities
 (Cost: $680,176,396)(e)              $726,567,677

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Feb. 28, 1997, the cost of securities for federal income tax purposes was approximately $680,176,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation................$56,201,000
Unrealized depreciation.................(9,809,000)
-----------------------------------------------------------
Net unrealized appreciation............$46,392,000
-----------------------------------------------------------




      Retirement Annuity Mutual Funds
      Income Advantage Fund                      (Percentages represent value of
      Feb. 28, 1997 (Unaudited)        investments compared to total net assets)

Bonds (88.1%)
Issuer                                 Coupon               Maturity             Principal             Value(a)
                                         rate                   year                amount
 U. S. government obligations (1.3%)
 U.S. Treasury                           7.00 %                 2006            $2,250,000       $   2,313,450

 Aerospace & defense (0.3%)
 Newport News                            9.25                   2006               500,000             522,500

 Banks and savings & loans (1.2%)
 First Nationwide                       10.625                  2003             1,930,000(i)        2,142,300

 Beverages & tobacco (0.9%)
 Stroh Brewery                          11.10                   2001             1,500,000           1,584,375

 Communications equipment & services (12.6%)
 CenCall Communications
    Zero Coupon                         15.37                   1999             1,500,000(f)        1,147,500
 Comcast Cellular
    Zero Coupon with attached put
    Series A                            10.69                   2000               900,000(e)          660,375
 Comcast Cellular
    Zero Coupon with attached put
    Series B                            10.32                   2000             1,500,000(e)        1,104,375
 Geotek Communications
    Zero Coupon Series B                11.75                   2000             1,250,000(f)          762,500
 Globalstar
    with warrants                       11.375                  2004             1,500,000(d)        1,560,000
 Intl Cabletel                          10.00                   2007             2,000,000(d)        2,035,000
 MFS Communications
    Zero Coupon                          6.90                   1999             1,950,000(f)        1,740,375
 Nextlink Communications
    Sr Nts                              12.50                   2006             1,000,000           1,087,500
 Omnipoint                              11.625                  2006             2,000,000          2,020,000
 Optel
    Units                               13.00                   2005             1,750,000 (d)       1,765,312
 Pagemart Nationwide
    Zero Coupon                         12.51                   2000             2,500,000(f)        1,762,500
 Peoples Telephone                      12.25                   2002               750,000             792,188
 Phonetel Technologies                  12.00                   2006             1,000,000           1,065,000
 Priceellular Wire                      10.85                   2004             1,500,000           1,584,375
 Pronet
    Sr Sub Nts                          11.875                  2005               750,000(d)          725,625
 RSL Communications
    Sr Nts with warrants                12.25                   2006             1,250,000           1,325,000
 Unifi Communications
    with warrants                       14.00                   2004             1,000,000           1,040,000
 Total                                                                                              22,177,625

 Computers & office equipment (1.4%)
 Anacomp
    Pay-in-kind                         13.00                   2002             1,612,125(g)        1,688,701
 Unisys                                 11.75                   2004               775,000             849,594
 Total                                                                                               2,538,295

 Electronics (0.9%)
 Advanced Micro Devices                 11.00                   2003             1,400,000           1,573,250


 Energy (3.4%)
 Costilla Energy                        10.25                   2006             1,250,000           1,321,875
 Forcenergy                              8.50                   2007               500,000 (d)         498,750
                                         9.50                   2006               500,000             527,500
 Harcor Energy
    Sr Nts                              14.875                  2002               500,000             581,875
 Rayovac                                10.25                   2006             1,000,000(d)        1,060,000
 Statia Terminals                       11.75                   2003               750,000(d)          803,437
 Transamerican Refining                 18.00                   2002             1,250,000           1,159,375
 Total                                                                                               5,952,812

 Energy equipment & services (0.3%)
 Noble Drilling                          9.125                  2006               500,000             547,500

 Financial services (3.5%)
 Cityscape Financial                    11.00                   1998             1,500,000(j)        1,500,000
 Gemini                                 13.50                   2001             1,500,000(i,j)      1,500,000
 Olympic Financial                      13.00                   2000             2,750,000           3,138,437
 Total                                                                                               6,138,437

 Food (2.0%)
 Gorges                                 11.50                   2006             2,250,000(d)        2,345,625
 Specialty Foods                        10.25                   2001             1,100,000(d)        1,086,250
 Total                                                                                               3,431,875

 Furniture & appliances (0.6%)
 Lifestyle Furnishings Intl             10.875                  2006             1,000,000(d)        1,106,250

 Health care (4.0%)
 La Petite Holdings                      9.625                  2001             1,100,000           1,123,375
 Magellan Health Services
    Sr Sub Nts                          11.25                   2004               500,000             558,125
 Paracelsus Healthcare                  10.00                   2006             2,750,000          2,701,875
 Regency Health Services                12.25                   2003               500,000             538,125
 Tenet Healthcare                       10.125                  2005               500,000            551,875
                                         8.625                  2007             1,500,000          1,539,225
 Total                                                                                               7,012,600

 Household Products (0.6%)
 Revlon Worldwide                       10.75                   2001             1,500,000             983,850

 Industrial equipment & services (1.4%)
 Clark Materials Handling               10.75                   2006             1,000,000(d)        1,065,000
 Motors & Gears                         10.75                   2006             1,250,000           1,309,375
 Total                                                                                               2,374,375

 Insurance (0.7%)
 Reliance Group Holdings                 9.00                   2000             1,250,000           1,300,000
 Leisure time & entertainment (6.3%)
 Alliance Entertainment                 11.25                   2005               250,000             185,000
 Boomtown                               11.50                   2003             1,110,000           1,209,900
 Coast Hotels & Casino
    1st Mtge Nts                        13.00                   2002             1,400,000(d)        1,575,000
 Lodgenet Entertainment                 10.25                   2006             2,000,000(d)        2,010,000
 Plitt Theatres                         10.875                  2004             1,750,000           1,802,500
 PRT Funding                            11.625                  2004               500,000             358,750
 Stratosphere                           --                      2002               750,000(b)          641,250
 Trump Atlantic City Funding
    1st Mtge Nts                        11.25                   2006               550,000             532,125
 Trump Holdings
    Sr Secured Nts                      15.50                   2005             1,200,000           1,374,000
 Waterford Gaming                       12.75                   2003             1,300,000(d)        1,391,000
 Total                                                                                              11,079,525

 Media (14.2%)
 Adams Outdoor Advertising
    Sr Nts                              10.75                   2006             2,000,000(j)        2,165,000
 Adelphia Communications
    Sr Nts Pay-in-kind                   9.50                   2004             2,000,000(g)        1,820,000
 Benedek Communications
    Zero Coupon                         11.89                   2006             1,250,000(f)          800,000
 Echostar Satellite Broadcasting
                                         8.25                   2001               750,000             748,125
    Zero Coupon Cv                      12.02                   2000             2,150,000(f)        1,741,500
 Heritage Media Services                 8.75                   2006             1,250,000           1,225,000
 Jacor Communications                    9.75                   2006             1,500,000           1,597,500
 Lamar Advertising                       9.625                  2006             1,500,000           1,575,000
 MDC Communications Corp                10.50                   2006             1,750,000           1,837,500
 Paxson Communications
    Sr Sub Nts                          11.625                  2002             1,750,000           1,868,125
 Pegasus Media & Communications         12.50                   2005             1,250,000           1,375,000
 People's Choice TV
    Zero Coupon Cv with warrants        14.03                   2000             3,100,000(f)        1,426,000
 Petersen Publishing                    11.125                  2006             2,000,000(d)        2,175,000
 United Artist Theatre                   9.30                   2015             1,720,514(d)        1,593,625
 United Intl Holdings
    Zero Coupon                         13.16                   1999             2,100,000(e)        1,564,500
 Viacom Intl                             8.00                   2006             1,500,000           1,485,000
 Total                                                                                              24,996,875

 Metals (1.2%)
 Envirosource                            9.75                   2003             1,500,000           1,473,750
 NS Group
    with warrants                       13.50                   2003               575,000             638,250
 Total                                                                                               2,112,000

 Multi-industry conglomerates (1.5%)
 J.B. Poindexter                        12.50                   2004               500,000             510,000
 Prime Succession                       10.75                   2004             1,840,000           2,037,800
 Total                                                                                               2,547,800


 Paper & packaging (4.1%)
 BPC Holding
    Sr Nts Pay-in-kind                  12.50                   2006               600,000(d,g)        642,000
 Crown Paper                            11.00                   2005             1,000,000             975,000
 Gaylord                                12.75                   2005             1,525,000           1,692,750
 Riverwood
    Sr Nts                              10.25                   2006             1,250,000           1,203,125
 Silgan
    Sr Sub Nts                          11.75                   2002             1,500,000           1,614,375
 Warren (SD)
    Sr Nts                              12.00                   2004             1,000,000          1,110,000
 Total                                                                                               7,237,250

 Restaurants & lodging (0.7%)
 Alliance Gaming                        12.875                  2003             1,175,000           1,289,563

 Retail (5.8%)
 Duane Reade
    Zero Coupon                         21.49                   1999               150,000(f)          107,250
 Finlay Enterprises
    Zero Coupon                          6.01                   1998             2,000,000(f)        1,867,500
 Grand Union                            12.00                   2004             1,500,000           1,545,000
 Pathmark Stores                        11.625                  2002             2,500,000           2,618,750
 Pueblo Xtra Intl                        9.50                   2003             2,600,000           2,509,000
 Ralphs Grocery                         10.45                   2004             1,500,000           1,620,000
 Total                                                                                              10,267,500

 Textiles & apparel (0.7%)
 Polysindo Intl Financial               11.375                  2006             1,200,000           1,308,000

 Utilities -- electric (1.4%)
 Cal Energy                              9.50                   2006             2,200,000(d)        2,398,000

 Utilities -- gas (1.0%)
 Empire Gas                              7.00                   2004               750,000(i)          667,500
 Trans Texas Gas                        11.50                   2002             1,000,000           1,107,500
 Total                                                                                               1,775,000

 Miscellaneous (4.5%)
 CCPR Services                          10.00                   2007             1,750,000(d)        1,754,375
 Norcal Waste Systems
    Sr Nts                              13.00                   2005             2,475,000(d,i)      2,784,375
 Outsourcing Solutions                  11.00                   2006             1,075,000(d)        1,163,688
 SC Intl                                13.00                   2005             2,000,000           2,275,000
 Total                                                                                               7,977,438

 Foreign (11.6%)
 Australis Holdings
    (U.S. Dollar) Zero Coupon           14.99                   2000             1,760,000(f,j)      1,038,400
 Australis Media
    (U.S. Dollar)
    Zero Coupon with warrants           14.80                   2000             1,250,000(f,h)        725,000
 CEI Citicorp Holdings
    (Argentine Peso) Series B           11.25                   2007               500,000(d)          486,250
 Diamond Cable Communications
    (U.S. Dollar) Zero Coupon           10.75                   2002             1,000,000(f)          612,500
 Fresh Delmonte
    (U.S. Dollar)                       10.00                   2003             2,100,000           2,105,250
 Globo Communicacoes
    (U.S. Dollar)                       10.50                   2006             1,000,000(d)        1,027,500
 Grupo Televisa
    (U.S. Dollar) Sr Nts                11.875                  2006             1,250,000           1,406,250
 Gulf Canada Resources
    (U.S. Dollar)                        9.25                   2004             1,000,000           1,062,500
 Intl Semi-Tech
    (U.S. Dollar) Zero Coupon           12.72                   2000             1,000,000(f)          575,000
 Ministry Finance Russia
    (U.S. Dollar)                        9.25                   2001               900,000 (d)         891,000
 Newsquest Capital
    (U.S. Dollar) Series B              11.00                   2006             1,500,000           1,625,625
 Philippine Long Distance
    (U.S. Dollar)                        7.85                   2007               750,000(d)          746,925
    (U.S. Dollar)                        8.35                   2017               750,000(d)          738,555
 Repap New Brunswick
    (U.S. Dollar)                        9.875                  2000             1,200,000           1,213,500
 Republic of Argentina
    (U.S. Dollar)                       11.75                   2007               700,000             737,626
 Telewest
    (U.S. Dollar)                        9.625                  2006             1,500,000           1,533,750
 TMM Transportation
    (U.S. Dollar)                       10.00                   2006             1,050,000           1,044,750
 Venezuela
    (U.S. Dollar)                        6.625                  2007               250,000(c)          227,500
 Veritas Holdings
    (U.S. Dollar)                        9.625                  2003             2,500,000(d)        2,587,500
 Total                                                                                              20,385,381


 Total bonds
 (Cost: $150,848,267)                                                                             $155,073,826

Common stocks (0.1%)
 Issuer                       Shares        Value(a)


 Globalstar                    3,500(b)    $211,750
 Harcor Energy                10,000(b)      48,125
 Total                                      259,875

 Total common stocks
 (Cost: $265,812                           $259,875

Preferred stock & other (3.5%)
 American Communications Services
    Warrants                     350(b,d,)$  19,250
 American Radio Systems
    11.375% Pay-in-kind       10,000(d,g) 1,035,000
 APP Intl Finance
    12.00%                     1,250(d)   1,257,812
 Cablevision Systems
    11.125% Pay-in-kind       31,061 (b,g)2,849,847

 Geotek Communications
    Warrants                  40,000(b)      70,000
 Paxson Communications
    12.50% Pay-in-kind         4,000(d,g)   402,000
 Pegasus Media & Communications
    12.75%                     5,500        547,250
 Total                                    6,181,159


 Total preferred stock & other
 (Cost: $6,396,402)                      $6,181,159

Short-term securities (11.0%)

Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
               purchase
 U.S. government agency (2.0%)
 Federal Home Loan Mtge Corp Disc Nt
      03-14-97     5.22%    $3,500,000$   3,493,415

 Commercial paper (9.0%)
 Albertson's
      03-19-97     5.32        800,000      797,884
 Bell Atlantic
      03-18-97     5.27      1,300,000    1,296,777
 BHP Finance
      03-07-97     5.32      1,200,000    1,198,940
 Kellogg
      03-13-97     5.25      3,800,000    3,793,363
 Lincoln Natl Life
      03-24-97     5.27      1,800,000(k) 1,793,962
 Natl Australia Funding (Delaware)
      5-27-97      5.35      1,600,000    1,578,215
 PACCAR Financial
      03-04-97     5.31      2,600,000    2,598,854
 Toyota Motor Credit
      03-24-97     5.31        900,000      896,952
 US WEST Communications
      03-13-97     5.36      1,900,000    1,896,625
 Total                                   15,851,572


 Total short-term securities
 (Cost: $19,346,356)                  $  19,344,987


 Total investments in securities
 (Cost: $176,856,837)(l)               $180,859,847

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, items identified are in default as to payment of interest or principal.

(c) Foreign security values are stated in U.S. dollars; principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to the interest reset date disclosed.

(g) Pay-in-kind securities are securities in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.
(h) Pay-in-kind securities are securities in which the issuer makes interest payments in additional securities. These securities usually have the same terms as the original holdings.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions, rate shown is the effective rate on Feb. 28, 1997.

(j) Identifies issues considered to be illiquid as to either their marketability (see Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 1997 is as follows:

                                    Acquisition          Purchase
 Security                                  date              cost

-----------------------------------------------------------------------
 Adams Outdoor Advertising             09-17-96         $2,057,500

 Australis Holdings                    10-29-96            986,832

 Gemini                                12-23-96          1,500,000

(k) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(l) At Feb. 28, 1997, the cost of securities for federal income tax purposes was approximately $176,775,000 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.........................$5,151,000
Unrealized depreciation.........................(1,066,000)
--------------------------------------------------------------
Net unrealized appreciation....................$(4,085,000)
--------------------------------------------------------------










Retirement Annuity Mutual Funds
IDS Tower 10
Minneapolis, MN 55440-0010




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